                                                                   EXHIBIT 10.16


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                         T R U S T   I N D E N T U R E

                                     Between

                             COUNTY OF BUTLER, OHIO

                                       And

                         THE CENTRAL TRUST COMPANY, N.A.

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                                    SECURING:

                                   $2,300,000

                             COUNTY OF BUTLER, OHIO

                              VARIABLE RATE DEMAND

                 ECONOMIC DEVELOPMENT REVENUE BONDS, SERIES 1986

                   (O'GARA-HESS & EISENHARDT ARMORING COMPANY
                          LIMITED PARTNERSHIP PROJECT)

                      AND ADDITIONAL BONDS (IF ISSUED) ON A
                      PARITY THEREWITH, AS PROVIDED HEREIN

********************************************************************************

                          Dated as of September 1, 1986

              THIS INSTRUMENT ALSO CONSTITUTES A SECURITY AGREEMENT
                     UNDER THE OHIO UNIFORM COMMERCIAL CODE.

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This instrument prepared by:

M. Maynard Holcombe, Jr., Esq.
Taft, Stettinius & Hollister
1800 First National Bank Center
Cincinnati, Ohio  45202
(513) 381-2838

                                 TRUST INDENTURE

                                TABLE OF CONTENTS

                  (This Table of Contents is not a part of this
              Indenture but is only for convenience of reference.)


Preambles ................................................................      1
Bond Legislation .........................................................      2
Section  1  Definitions...................................................      3
Section  2  Determinations of Legislative Authority.......................     15
Section  3  Authorization and Terms of Project Bonds......................     16
Section  4  Terms of all Bonds............................................     21
Section  5  Security Pledged for Bonds....................................     22
Section  6  Sale of Project Bonds and Allocation of Purchase Price........     22
Section  7  Source of Payment - Bond Fund.................................     24
Section  8  Additional Bonds..............................................     26
Section  9  Covenants of Issuer...........................................     26
Section 10  Investment of Bond Fund and Construction Fund.................     29
Section 11  Indenture, Agreement and Bond Purchase Agreement..............     29
Section 12  Other Documents...............................................     30
Section 13  Compliance with Section l2l.22, Ohio Revised Code.............     30
Section 14  Prevailing Rates of Wages.....................................     30
Section 15  Election by Issuer ...........................................     30
Section 16  Temporary Project Bonds ......................................     31
Section 17  Approval Pursuant to Section 103(k) of the Code ..............     31
Section 18  Effective Date ...............................................     31
Further Preambles ........................................................     33
Form of Registered Bond...................................................     34
Granting Clauses .........................................................     45

                                    ARTICLE I

                                   DEFINITIONS

Definitions ..............................................................     47

                                   ARTICLE II

                        FORM, EXECUTION, AUTHENTICATION,
                       REGISTRATION AND EXCHANGE OF BONDS

Section 2.01  Form of Bonds and Temporary Bonds...........................     48
Section 2.02  Terms of Additional Bonds...................................     48
Section 2.03  Execution and Authentication of Bonds.......................     48
Section 2.04  Transfer, Exchange and Registration of Bonds................     49
Section 2.05  Mutilated, Lost, Wrongfully Taken or Destroyed Bonds .......     51

Section 2.06  Safekeeping and Cancellation of Bonds.......................     51
Section 2.07  Delivery of the Project Bonds...............................     52
Section 2.08  Delivery of Additional Bonds................................     54


                                   ARTICLE III

                               REDEMPTION OF BONDS

Section 3.01   Privilege of Redemption and Redemption Price...............     58
Section 3.02   Issuer's Election to Redeem................................     58
Section 3.03   Notice of Redemption.......................................     58
Section 3.04   Payment of Redeemed Bonds..................................     58


                                   ARTICLE IV

                         FURTHER PROVISIONS AS TO FUNDS,
                         PAYMENTS, PROJECT AND AGREEMENT

Section 4.01   Provisions for Payment.....................................     60
Section 4.02   Non-presentment of Bonds...................................     60
Section 4.03   Extension of Payment of Bonds..............................     60
Section 4.04   Payments to Trustee and Paying Agents......................     61
Section 4.05   Moneys to be Held in Trust.................................     61
Section 4.06   Insurance and Condemnation Proceeds........................     61
Section 4.07   Repayment to the Company or the Letter of Credit Bank
                  from the Bond Fund......................................     62
Section 4.08   Records of Construction Fund...............................     62
Section 4.09   Completion of the Project..................................     62
Section 4.10   Amendments to Agreement and Letter of Credit Not
                  Requiring Consent of Bondholders........................     63
Section 4.11   Amendments to Agreement Requiring Consent of Bondholders
                  and of Letter of Credit Bank ...........................     63
Section 4.12   Subordination to Rights of the Company                          64
Section 4.13   Removal of Portions of Project.............................     64
Section 4.14   Amendments to Letter of Credit Requiring Consent of
                  Bondholders.............................................     64
Section 4.15   Letter of Credit...........................................     64
Section 4.16   Extension of Letter of Credit; Alternate Letter of Credit..     67
Section 4.17   Release of Documents Upon Termination of Letter of Credit..     68

                                    ARTICLE V

                 THE TRUSTEE, REMARKETING AGENT, INDEXING AGENT,
                                AND PAYING AGENTS

Section 5.01   Trustee's Acceptance and Responsibilities..................     69
Section 5.02   Fees, Charges and Expenses of Trustee and Paying Agents....     72
Section 5.03   Notice to Bondholders if Default Occurs....................     72
Section 5.04   Intervention by Trustee....................................     72
Section 5.05   Successor Trustee..........................................     73
Section 5.06   Resignation by the Trustee.................................     73
Section 5.07   Removal of the Trustee.....................................     73
Section 5.08   Appointment of Successor Trustee...........................     73
Section 5.09   Concerning Any Successor Trustee...........................     74
Section 5.10   Successor Trustee as Custodian of Funds, Bond Registrar
                  and Paying Agent........................................     74
Section 5.11   Adoption of Authentication.................................     74
Section 5.12   Trustee Protected in Relying Upon Instruments..............     75
Section 5.13   Designation and Succession of Paying Agents................     75
Section 5.14   Dealing in Bonds...........................................     75
Section 5.15   No Transfer of Note or Notes Held by the Trustee...........     75
Section 5.16   Investment of Construction Fund and Bond Fund..............     76
Section 5.17   Allocation of Income from Investments......................     77
Section 5.18   Appointment of Remarking Agent.............................     77
Section 5.19   Qualifications of Remarketing Agent........................     78
Section 5.20   Remarketing of Bonds.......................................     79
Section 5.21   Purchase of Bonds by Remarketing Agent.....................     79
Section 5.22   Drawings on Letter of Credit for Purchase of Bonds.........     80
Section 5.23   Delivery of Proceeds of Sale...............................     81
Section 5.24   No Purchase or Sale After an Event of Default..............     81
Section 5.25   Indexing Agent.............................................     82
Section 5.26   Reimbursement of Remarketing Agent.........................     82

                                   ARTICLE VI

                         DEFAULT PROVISIONS AND REMEDIES
                           OF TRUSTEE AND BONDHOLDERS

Section 6.01   Defaults; Events of Default................................     83
Section 6.02   Acceleration...............................................     85
Section 6.03   Other Remedies; Rights of Surety; Rights of Bondholders....     86

Section 6.04   Right of Bondholders to Direct Proceedings.................     87
Section 6.05   Appointment of Receivers...................................     87
Section 6.06   Application of Moneys......................................     87
Section 6.07   Remedies Vested in Trustee.................................     89
Section 6.08   Rights and Remedies of Bondholders.........................     90
Section 6.09   Termination of Proceedings.................................     90
Section 6.10   Waivers of Events of Default...............................     90

                                   ARTICLE VII

                             SUPPLEMENTAL INDENTURES

Section 7.01   Supplemental Indentures Not Requiring Consent of
                  Bondholders.............................................     92
Section 7.02   Supplemental Indentures Requiring Consent of Bondholders...     93
Section 7.03   Consent of Company.........................................     95
Section 7.04   Authorization to Trustee; Effect of Supplement.............     95
Section 7.05   Opinion of Counsel.........................................     96
Section 7.06   Modification by Unanimous Consent..........................     96

                                  ARTICLE VIII

                                DISCHARGE OF LIEN

Section 8.01   Release of Indenture.......................................     97
Section 8.02   Payment and Discharge of Bonds.............................     97

                                   ARTICLE IX

                                  MISCELLANEOUS

Section 9.01   Instruments of Bondholders.................................    100
Section 9.02   Limitation of Rights.......................................    100
Section 9.03   Severability...............................................    101
Section 9.04   Notices....................................................    101
Section 9.05   Payments Due on Saturdays, Sundays and Holidays............    102
Section 9.06   Priority Over Other Liens..................................    102
Section 9.07   Extent of Covenants; No Personal Liability.................    102
Section 9.08   Power to Issue Bonds and Make Pledges......................    102
Section 9.09   Binding Effect.............................................    102
Section 9.10   Counterparts...............................................    103
Section 9.11   Captions...................................................    103
Section 9.12   Governing Law..............................................    103
Section 9.13   Security Agreement.........................................    103
Section 9.14   Continuing Obligation......................................    103

Signatures................................................................    104
Exhibit A      Bond Terms.................................................    105

                          T R U S T   I N D E N T U R E


         THIS TRUST INDENTURE (hereinafter called the "Indenture") dated as of the first day of September 1986, by and between the COUNTY OF BUTLER, OHIO (the "Issuer"), a county and political subdivision existing under the Constitution and the laws of the State of Ohio and THE CENTRAL TRUST COMPANY, N.A., Cincinnati, Ohio, a national banking association organized and existing under the laws of the United States of America and duly authorized to exercise corporate trust powers within the State of Ohio, with its principal place of business located in Cincinnati, Ohio (the "Trustee"), as Trustee;

                              W I T N E S S E T H :

         WHEREAS, by virtue of the authority of the Constitution and laws of the State of Ohio, and particularly Article VIII, Section 13 of the Constitution and Chapter 165 of the Ohio Revised Code, and pursuant to the Bond Legislation referred to below, the Issuer is authorized to enter into this Indenture and to do or cause to be done all the acts and things herein provided or required to be done, and to issue the Bonds, all as hereinafter defined and provided for; and

         WHEREAS, the Issuer has, in order to assist in the financing of certain manufacturing facilities (hereinafter defined as the "Project"), determined to issue the Project Bonds, as hereinafter defined, in the principal amount of $2,300,000 to the Original Purchaser, as hereinafter defined, and the Issuer has determined to enter into this Indenture to secure the Bonds, as hereinafter defined, issuable hereunder, by the pledge and assignment of revenues derived by the Issuer from the Project, together with the right to receive Loan Payments under the Agreement, including the payments of principal, interest and any premium on the Note, all as hereinafter defined, all as set forth and declared in the Bond Legislation incorporated herein;

         WHEREAS, the Bonds to be issued hereunder do not constitute a debt, or a pledge of the faith and credit of the Issuer, the State of Ohio or any political subdivision or taxing district thereof, and the holders or owners thereof have no right to have taxes levied by the General Assembly of the State, or the taxing authority or any political subdivision of the State (including the Issuer), for the payment of the principal thereof or interest or any premium thereon, but such Bonds are payable solely from revenues pledged for their payment; and

         WHEREAS, said Bond Legislation is incorporated herein, constitutes an integral part of this Indenture, and provides, in its entirety, as follows:

                            RESOLUTION NO. __________


                A RESOLUTION AUTHORIZING THE ISSUANCE OF $2,300,000 VARIABLE RATE DEMAND ECONOMIC DEVELOPMENT REVENUE BONDS, SERIES 1986 OF THE COUNTY OF BUTLER, OHIO, IN ORDER TO ASSIST O'GARA-HESS & EISENHARDT ARMORING COMPANY LIMITED PARTNERSHIP IN THE FINANCING OF COSTS OF MANUFACTURING FACILITIES; AUTHORIZING THE ISSUANCE OF ADDITIONAL BONDS; PROVIDING FOR THE PLEDGE OF REVENUES FOR THE PAYMENT OF SAID BONDS; AUTHORIZING A LOAN AGREEMENT WITH RESPECT TO THE PROCEEDS DERIVED FROM THE SALE OF SAID BONDS; AUTHORIZING A TRUST INDENTURE APPROPRIATE FOR THE PROTECTION AND DISPOSITION OF SUCH REVENUES AND FURTHER TO SECURE THE PAYMENT OF SAID BONDS, AUTHORIZING A BOND PURCHASE AGREEMENT AND AUTHORIZING THE ASSIGNMENT BY THE COUNTY OF BUTLER, OHIO, OF A NOTE FROM O'GARA-HESS & EISENHARDT ARMORING COMPANY LIMITED PARTNERSHIP.


                WHEREAS, the County of Butler, Ohio (hereinafter called the "Issuer"), a county and political subdivision in and of the State of Ohio, is by virtue of the laws of said State, including Section 13 of Article VIII of the Ohio Constitution and Chapter 165 of the Ohio Revised Code, and other authorities mentioned therein, authorized and empowered, among other things, (a) to issue revenue bonds in order to assist in the financing of costs of manufacturing facilities located within the boundaries of the Issuer, (b) to enter into an agreement with the user of such facilities providing for revenues, as defined in 165.01(I) of the Ohio Revised Code, sufficient to pay the principal of and interest and any premium on such revenue bonds, (c) to secure such revenue bonds by a trust agreement or indenture between the Issuer and a corporate trustee, and by a pledge and assignment of such revenues, as provided for herein, and (d) to enact this Bond Legislation and enter into the Indenture and the Agreement, as hereinafter identified, upon the terms and conditions provided therein; and

                WHEREAS, O'Gara-Hess & Eisenhardt Armoring Company Limited Partnership is an Ohio limited partnership qualified to do business in the State of Ohio; and

                WHEREAS, Section 4115.032 of the Ohio Revised Code requires designation by the Ohio Department of Industrial Relations of a prevailing wage coordinator for any project, facility or project facility for which such coordinator has not been designated by a public authority; and

                WHEREAS, Section 165.12 of the Ohio Revised Code prohibits an "issuer", as defined by Section 165.01 of the Ohio Revised Code, being the equivalent of a "public authority" for this purpose, from using any of its own moneys, other than moneys realized from the sale of "bonds", similarly defined, or from donations, for any of the purposes authorized by Sections
165.01 to 165.14, inclusive, of the Ohio Revised Code, including payment of salary or other compensation to a prevailing wage coordinator; and

                WHEREAS, the Loan Agreement authorized hereby requires the Company to request that a prevailing wage coordinator be designated for the Project by the Ohio Department of Industrial Relations, and to provide evidence of such request prior to issuance of the Bonds, and further provides that in the event of failure or refusal by the Ohio Department of Industrial Relations to make such designation, the Issuer shall do so on an interim basis at the expense of the Company; and

                WHEREAS, it is hereby determined by this Legislative Authority that the acquisition, construction, and equipping of the Project, as hereinafter defined, including the financing thereof, will require the issuance, sale and delivery of Project Bonds in the principal amount of $2,300,000 and hereafter may require the Issuer's issuance, sale and delivery of Additional Bonds on a parity therewith, all of which Bonds shall be equally and ratably payable and secured as provided herein and in the Indenture authorized herein:

                NOW, THEREFORE, BE IT RESOLVED by the Board of County Commissioners of the County of Butler, Ohio:

                Section 1. Definitions. In addition to the words and terms elsewhere defined in this Bond Legislation or in the Agreement, hereinafter identified, and used herein as defined words and terms, the following words and terms as used in this Bond Legislation and in the Indenture authorized herein shall have the following meanings unless the context or use clearly indicates another or different meaning or intent:

                "Act" means Chapter 165 of the Ohio Revised Code, enacted and amended pursuant to Section 13 of Article VIII and other provisions of the Ohio Constitution.

                "Additional Bonds" means Bonds issued pursuant to Section 8 of this Bond Legislation.

                "Additional Guarantees" means the personal guarantee agreement(s) of Edward O'Gara, Vicki O'Gara and Thomas O'Gara to be executed and delivered to the Trustee and the Letter of Credit Bank.

                "Additional Payments" means the amounts required to be paid by the provisions of Section 2.2 of the Agreement.

                "Agency" means (i) the Butler County Community Improvement Corporation, a community improvement corporation, and its lawful successors and assigns, and (ii) any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party.

                "Agreement" means the Loan Agreement, provided for in Section 11 hereof, between the Issuer and the Company, dated as of September 1, 1986, as the same may be duly amended, modified or supplemented in accordance with the provisions thereof.

                "Alternate Letter of Credit" means an irrevocable letter of credit authorizing drawings thereunder by the Trustee, the terms of which shall be the same in all material respects (except as to expiration date) as the Letter of Credit, and issued by a savings and loan association or a national bank or other commercial bank which satisfies the requirements of Section 4.16 of the Indenture, or a surety bond, a bond insurance policy or other credit enhancement instrument, which Alternate Letter of Credit shall, in the opinion of the Remarketing Agent, provide the Bondholders with comparable or better security than the Letter of Credit.

                "Assignment of Rents" means the Assignment of Rents and Leases dated as of September 1, 1986, executed by the Company in favor of the Trustee and the Letter of Credit Bank.

                "Authorized Company Representative" means any person reasonably acceptable to the Trustee and the Letter of Credit Bank from time to time designated to act on behalf of the Company by written certificate furnished to the Issuer and the Trustee, containing the specimen signature of such person and signed on behalf of the Company by a general partner of the Company. Such certificate may designate an alternate or alternates who shall have the same authority, duties and powers as such Authorized Company Representative.

                "Authorized Issuer Representative" means the person from time to time designated to act on behalf of the Issuer by written certificate furnished to the Company and Trustee, containing the specimen signature of such person and signed on behalf of the Issuer by the Executive or Fiscal Officer of the Issuer or Clerk of the Legislative Authority. Such certificate may designate an alternate or alternates who shall have the same authority, duties and powers as the Authorized Issuer Company Representative.

                "Bonds" means the Project Bonds and any Additional Bonds issued and to be issued pursuant to the Indenture.

                "Bond Fund" means the Bond Fund created in Section 7 of this Bond Legislation.

                "Bond Fund Payment" means as to the Project Bonds an amount equal to the interest accrued on the Project Bonds from their date to the date of their delivery to the Original Purchaser and payment therefor, and as to the Additional Bonds the amount specified in this Bond Legislation authorizing such Additional Bonds, provided that the Bond Fund Payment for any Additional Bonds shall not be less than an amount equal to the interest accrued on such Additional Bonds from their date to the date of delivery of such Additional Bonds to their original purchaser and payment therefor.

                "Bond Purchase Agreement" means the Bond Purchase Agreement by and among the Issuer, the Company, the Letter of Credit Bank and the Original Purchaser.

                "Bondholder" or "Holder" or "holder" or "holder of Bonds" means any person in whose name a Bond is registered.

                "Bond Legislation" means this resolution adopted by the Legislative Authority of the Issuer authorizing the Project Bonds, except that when used with reference to an issue of Additional Bonds it shall mean this resolution to the extent applicable and other legislation providing for the issuance of such Additional Bonds, and except that when used with reference to Bonds when Additional Bonds are outstanding, it shall mean the resolution first referred to above and the Bond Legislation providing for the issuance of Additional Bonds, all as the same may from time to time be lawfully amended, modified or supplemented.

                "Bond Redemption Date" means any date, other than an Interest Payment Date, upon which Bonds shall be redeemed pursuant to the Indenture.

                "Bond service charges" for any time period or with respect to any date means the principal, including mandatory sinking fund redemption requirements, interest, and redemption premium, if any, required to be paid by the Issuer on the Bonds for such time period or on such date.

                "Business Day" means any day of the year, other than a Saturday or a Sunday, on which banks located in the cities in which the principal corporate trust office of the Trustee and the principal office of the Letter of Credit Bank are located are not required or authorized by law to remain closed and on which The New York Stock Exchange is not closed.

                "Code" means the Internal Revenue Code of l954, as amended, and with respect to a specific section thereof such reference shall be deemed to include (i) the regulations prescribed under such section, (ii) any successor provision of similar import hereafter enacted, (iii) any corresponding provision of any subsequent Internal Revenue Code, and (iv) the regulations prescribed under the provisions described in (ii) and (iii).

                "Company" means O'Gara-Hess & Eisenhardt Armoring Company Limited Partnership, an Ohio general partnership, and its successors and assigns including any surviving, resulting or transferee partnership or other entity as provided in Section 6.3 of the Agreement.

                "Completion Date" means the date by which acquisition, construction and equipping of the Project is completed with such completion to be evidenced by the certificate of the Authorized Company Representative to be furnished with respect to the Project pursuant to Section 3.3 of the Agreement.

                "Construction Fund" means the Construction Fund created in
Section 6 of this Bond Legislation.

                "Construction Period" means the period between the date on which the Project Bonds are delivered to the Original Purchaser and the Completion Date.

                "Determination of Taxability" means (i) the enactment of legislation or the adoption of final regulations or a final decision, ruling or technical advice by any Federal judicial or administrative authority which has the effect of requiring interest on the Bonds to be included in the gross income of the holders for Federal income tax purposes (other than a holder who is a "substantial user" of the Project or a "related person" as those terms are used in Section 103(b) of the Code and other than Bonds held by the Letter of Credit
Bank); (ii) the delivery to the Trustee of a written statement signed by the Authorized Company Representative to the effect that the Company has exceeded or will exceed the maximum amount of capital expenditures permitted under Section 103(b)(6)(D) of the Code; provided that no decision by any court or decision, ruling or technical advice by any administrative authority shall be considered final (a) unless the holder involved in the proceeding or action giving rise to such decision, ruling or technical advice (i) gives the Company and the Trustee prompt notice of the commencement thereof, and (ii) offers the Company the opportunity to control the contest thereof, provided the Company shall have agreed to bear all expenses in connection therewith and to indemnify that holder against all liabilities in connection therewith, and (b) until the expiration of all periods for judicial review or appeal.

                "Eligible Investments" means:

                  (i) Obligations of, or guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

                 (ii) Federal Home Loan Mortgage Corporation (FHLMC) and Farm
                      Credit Banks (Federal Land Banks, Federal Intermediate Credit Banks and Banks for Cooperatives) participation certificates and senior debt obligations;

                (iii) Federal National Mortgage Association's (FNMA) mortgage backed securities and senior debt obligations;

                 (iv) Student Loan Marketing Association (Sallie Mae) letter of credit backed issues and senior debt obligations;

                  (v) Federal funds, certificates of deposit, time deposits and bankers' acceptances (having original maturities of not more than 365 days) of any bank (including the Trustee or its affiliates) the debt obligations of which (or, in the case of the principal bank in a bank holding company, debt obligations of the bank holding company) have been rated "A-1+" (or its equivalent) by one of the Rating Services (including the Trustee or its affiliates);

                 (vi) Commercial paper (having original maturities of not more than 365 days) rated "A-1+" (or its equivalent) by one of the Rating Services;

                (vii) Obligations rated "AAA" (or its equivalent) by one of the
                      Rating Services (or those investments specified in (ii) above with banks which have debt obligations rated "AAA");

               (viii) Deposits which are fully insured by the Federal Savings and Loan Insurance Corporation (FSLIC) or the Federal Deposit Insurance Corporation (FDIC);

                 (ix) Repurchase agreements with any AAA rated institution;
                      insured by FDIC or FSLIC provided: (1) the collateral which is the subject of the repurchase agreement is at a level acceptable to Standard & Poor's Corporation and the pricing and cure period are also acceptable to Standard & Poor's Corporation, (2) the Trustee or a third party acting solely as agent for the Trustee has possession of the collateral, (3) the Trustee has a perfected first security interest in the collateral, (4) the collateral is free and clear of third party liens, and (5) failure to maintain the requisite collateral percentage in (1) above will require the Trustee to liquidate the collateral;

                (x) Obligations of any state, or political subdivision thereof, or any municipality, which obligations are rated in any of the four highest generic long-term rating categories by the Rating Services; and

                (xi) Money market mutual funds, provided that such funds shall be invested solely in obligations or securities described in (i) through (x) above.

                "Engineer" means an engineer or engineering firm or an architect or architectural firm qualified to practice the profession of engineering or architecture under the laws of the State of Ohio, and who or which is acceptable to the Trustee and the Letter of Credit Bank and is not an officer, partner or full-time employee of the Agency, the Issuer or the Company.

                "Event of Taxability" means the occurrence of circumstances wherein a Determination of Taxability shall have been found to have occurred, or which shall constitute a Determination of Taxability, and which result in the interest payable on the Bonds becoming includable in the gross income for Federal income tax purposes of the holders of the Bonds (other than a holder who is a "substantial user" of the Project or a "related person" as such are defined or used in Section 103(b) of the Code).

                "Executive" means the President of the Legislative Authority of the Issuer.

                "Fiscal Officer" means the County Auditor of the Issuer.

                "Guarantee Agreement" means the Guarantee Agreement dated as of September 1, 1986, from Occidental Resources Corp. and Cibie
Corp. ("Guarantors") to the Trustee and the Letter of Credit Bank.

                "Indenture" means the Trust Indenture between the Issuer and The Central Trust Company, N.A., Cincinnati, Ohio, as Trustee, dated as of September 1, 1986, as the same may be duly amended, modified or supplemented in accordance with the provisions thereof.

                "Independent Counsel" means any attorney or firm of attorneys acceptable to the Trustee and to the Issuer and who is not an officer, partner or a full-time employee of the Agency, the Issuer or the Company, and in the case of a firm, none of the attorneys or members of which is an officer, partner or a full-time employee of the Agency, the Issuer or the Company.

                "Indexing Agent" means, initially, Kenny Information Systems, New York, New York, and any Person meeting the qualifications of Section 5.25 of the Indenture subsequently appointed from time to time to act as Indexing Agent pursuant to Section 5.25 of the Indenture.

                "Interest Payment Date" means, as to the Project Bonds, each March 1 and September 1, commencing March 1, 1987, and, as to Additional Bonds, the date or dates identified as such in the Bond Legislation authorizing such Additional Bonds.

                "Interest Period" means, initially, the period from and including September 1, 1986, to and including February 28, 1987, and thereafter, each period commencing from and including the day next preceding the next succeeding Interest Payment Date.

                "Interest Rate Determination Date" means, with respect to the Six-Month Interest Rate, the twelfth Business Day preceding the commencement of the Interest Payment Date which begins the period for which the interest rate is being determined and set.

                "Interest Rate for Advances" means a rate per annum which is equal to the sum of the Prime Rate plus two percent.

                "Legal Officer" means the Prosecuting Attorney of the Issuer.

                "Legislative Authority" means the Board of County Commissioners of the Issuer.

                "Letter of Credit" means (A) the irrevocable letter of credit to be issued by the Letter of Credit Bank and delivered to the Trustee on the same date as the delivery of the Bonds to the Original Purchaser thereof and being an irrevocable obligation to make payment to the Trustee of up to the amounts therein specified with respect to (a) the principal amount of the Project Bonds outstanding to enable the Trustee to pay (i) the principal amount of the Project Bonds when due at maturity or upon redemption or acceleration on the occurrence of an event of default, and (ii) an amount equal to the purchase price of any Project Bonds tendered for purchase by the holders thereof which cannot be remarketed by the Remarketing Agent, plus (b) the amount of interest due on the Project Bonds but not to exceed one hundred ninety-five
(195) days maximum accrued interest (at the rate of twelve percent (12%) per annum) to enable the Trustee to pay interest due on the Project Bonds, plus (c) the amount of any discount (not to exceed 2%) at which Project Bonds are remarketed, as the same may be transferred, reissued, extended or replaced in accordance with the Indenture and the Letter of Credit and (B) upon the issuance thereof, any Alternate Letter of Credit.

                "Letter of Credit Bank" means, as to the Project Bonds, The Central Trust Company, N.A., Cincinnati, Ohio, and its successors under the Letter of Credit, and the issuer of any Alternate Letter of Credit.

                "Letter of Credit Termination Date" means the expiration date of the Letter of Credit or any Alternate Letter of Credit.

                "Loan" means the loan by the Issuer to the Company of the proceeds from the sale of the Project Bonds to the Original Purchaser as the same may hereafter be increased from the proceeds from the sale of Additional Bonds.

                "Loan Payment Date" means each Bond Redemption Date, each Interest Payment Date, each Principal Payment Date, each Mandatory Redemption Date and the date upon which any advance payment of principal or interest is required by the provisions of Section 2.1 of the Agreement; and any date on which any principal of, premium, if any, or interest on the Bonds shall be due and payable upon mandatory redemption because of acceleration.

                "Loan Payments" means the amounts required to be paid and/or prepaid by the provisions of Section 2.1 of the Agreement, as the same may hereafter be amended or supplemented.

                "Mandatory Redemption Date" means the first day of September in each of the years 1987 through 2016, inclusive, and as to any Additional Bonds, the date or dates specified in the applicable Bond Legislation on which such Additional Bonds are to be retired prior to maturity pursuant to Mandatory Sinking Fund Requirements. As appropriate, the maturity date denoting a particular series of Project Bonds shall be used in conjunction with the term "Mandatory Redemption Date".

                "Mandatory Sinking Fund Requirements" means amounts required by this Bond Legislation to be deposited in the Bond Fund for the purpose of retiring, on a specified date, principal maturities of Bonds which by their terms are due and payable, if not called for prior to redemption, at a subsequent date.

                "Mortgage" means the Open-End Mortgage and Security Agreement from the Company to the Trustee and the Letter of Credit Bank with respect to the Project, dated as of September 1, 1986, as the same may be duly amended, modified or supplemented in accordance with the provisions thereof.

                "Net Proceeds" means, as to any insurance proceeds or any condemnation award, the amount remaining after deducting therefrom all expenses (including attorneys' fees and any Extraordinary Expenses, as defined in the Indenture, of the Trustee) incurred in the collection of such proceeds or award.

                "Note" or "Notes" means the promissory note dated as of September 1, 1986, constituting the promise of the Company to repay the Loan to the Issuer, which Note shall be in substantially the form attached to the Agreement as Exhibit A, and any additional promissory note or notes executed and delivered with respect to Additional Bonds.

                "Notice Address" means:

(a) As to the Issuer:             County of Butler, Ohio
                                  130 N. High Street
                                  Hamilton, Ohio  45011
                                  Attention:  Clerk of Commissioners

(b) As to the Grantor:            O'Gara-Hess & Eisenhardt Armoring
                                    Company Limited Partnership
                                  8959 Blue Ash Road
                                  Cincinnati, Ohio  45242
                                  Attention:  Nicholas P. Carpinello,
                                              President

(c) As to the Trustee:            The Central Trust Company, N.A.
                                  400 Central Trust Center
                                  Fifth and Main Streets
                                  Cincinnati, Ohio  45202
                                  Attention:  Corporate Trust
                                              Department

(d) As to the Original
              Purchaser:          Gradison & Company Incorporated
                                  1717 Dixie Highway, Suite 470
                                  Ft. Wright, Kentucky  41011
                                  Attention:  Daniel R. Blank

(e) As to the Letter
          of Credit Bank:         The Central Trust Company, N.A.
                                  700 Central Trust Center
                                  Fifth and Main Streets
                                  Cincinnati, Ohio  45202
                                  Attention:  International Dept.

                                              Operations Manager

(f)  As to the Remarketing        Gradison & Company Incorporated
               Agent:             580 Building
                                  Cincinnati, Ohio  45202
                                  Attention:  Mr. Michael J. Link


or such different address notice of which is given under Section 10.3 of the Agreement, but no such notice shall thereby be required to be sent to more than two addresses.

                "Original Purchaser" means, as to the Project Bonds, Gradison & Company Incorporated, Cincinnati, Ohio, and, as to any Additional Bonds, the person or persons identified as such in the Bond Legislation providing for the issuance of such Additional Bonds.

                "Outstanding Bonds" or "Bonds outstanding" or "outstanding" as applied to Bonds, means, as of any date, all Bonds which have been authenticated and delivered, or are then being delivered, by the Trustee under the Indenture except:

                (a) Bonds surrendered for and replaced upon exchange or transfer, or cancelled because of payment or redemption, at or prior to such date;

                (b) Bonds which are deemed to have been paid and discharged pursuant to the provisions of Section
                         8.02 of the Indenture; provided that if such Bonds are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given or arrangements satisfactory to the Trustee shall have been made therefor, or waiver of such notice satisfactory in form to the Trustee shall have been filed with the Trustee; and

                (c) Bonds in lieu of which others have been authenticated (or payment, when due, of which is made without replacement) under Section 2.05 of the Indenture;

and also except that

                (d) For the purpose of determining whether the holders of the requisite principal amount of Bonds have made or concurred in any notice, request, demand, direction, consent, approval, order, waiver, acceptance, appointment or other instrument or communication under or pursuant to the Indenture, Bonds owned by or for the account of the Company or any person owned, controlled by, under common control with or controlling the Company, but specifically excluding Bonds, if any, held or owned by, or pledged to, the Letter of Credit Bank, shall be disregarded and deemed to be not outstanding. The term "control" (including the terms "controlling", "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise. Ownership of 5% or more of a class of securities having general voting power to elect a majority of the board of directors of a corporation shall be conclusive evidence of control of such corporation.

                "Paying Agents" means any banks or trust companies designated as the paying agencies or places of payment for Bonds by or pursuant to the applicable Bond Legislation, and their successors designated pursuant to the Indenture.

                "Person" means an individual, a partnership, a corporation, a trust, an unincorporated organization, a joint-stock company, an association and a government or any department or agency thereof.

                "Plans and Specifications" means the plans and specifications for the Project now on file with the Letter of Credit Bank and the Issuer, as revised from time to time as provided in the Agreement.

                "Pledged Receipts" means (a) the Loan Payments, including the payments of principal of and interest and any premium on the Note, (b) subject to the provisions of Sections 3.04, 4.02 and 8.02 of the Indenture with respect to the Trustee holding moneys for the benefit of the holders of particular Bonds, all other moneys received by the Issuer or the Trustee for the account of the Issuer including condemnation awards, insurance proceeds, and other payments pursuant to the Agreement or in respect to the Loan, (c) the proceeds of the Bonds and any moneys deposited in the Construction Fund and the Bond Fund from whatever source, including any draws under the Letter of Credit, and (d) the income and profit from the investment of the Loan Payments and such moneys deposited in the Construction Fund and the Bond Fund. Moneys in the Excess Investment Earnings Account shall not constitute Pledged Receipts.

                "Prime Rate" shall have the meaning assigned to such term in the Reimbursement Agreement.

                "Principal Payment Date" means, as to the Project Bonds the first day of each September in the years in which the Project Bonds mature (or are subject to redemption pursuant to Mandatory Sinking Fund Requirements) as provided in Section 3 of this Bond Legislation, and as to Additional Bonds, the date or dates identified as such in the Bond Legislation authorizing such Additional Bonds.

                "Project" means the real, personal or real and personal property, including undivided or other interests therein, identified in Exhibits A and B of the Mortgage and Exhibits B and C of the Agreement, or in or pursuant to any amendments thereto or hereto or in the certificate of the Authorized Company Representative given pursuant to Section 3.3 of the Agreement, or acquired, constructed or installed as a replacement or substitution therefor or an addition thereto if financed from the proceeds of the Bonds, or as may result from a revision of the Plans and Specifications in accordance with the provisions of the Agreement.

                "Project Bonds" means the Bonds initially issued by the Issuer pursuant to the Indenture and designated "Variable Rate Demand Economic Development Revenue Bonds, Series 1986 (O'Gara-Hess & Eisenhardt Armoring Company Limited Partnership Project)".

                "Project Purposes" means the purposes of a manufacturing facility as described in the Act.

                "Project Site" means the real property described in Exhibit C of the Agreement.

                "Rating Services" means Standard & Poor's Corporation or Moody's Investors Service or their successors and assigns, or if both are dissolved or no longer assigning credit ratings to long term debt, then such other nationally recognized service assigning credit ratings to long term debt designated by the Company and acceptable to the Remarketing Agent and the Letter of Credit Bank.

                "Registered Bonds" means Bonds registered in the name of the holder.

                "Regular Record Date" means, with respect to any Bond, the 15th day preceding an Interest Payment Date applicable to that Bond.

                "Reimbursement Account" means the Reimbursement Account in the Bond Fund created pursuant to Section 4.01 of the Indenture."

                "Reimbursement Agreement" or "Letter of Credit Agreement" means the Letter of Credit Agreement by and between the Company and the Letter of Credit Bank pursuant to which the Letter of Credit is to be issued, as from time to time replaced, supplemented or amended.

                "Remarketing Agent" means the Remarketing Agent appointed in accordance with the Indenture, initially Gradison & Company Incorporated, Cincinnati, Ohio, and any Person meeting the qualifications of Section 5.19 of the Indenture and designated from time to time to act as Remarketing Agent under
Section 5.19 of the Indenture.

                "Remarketing Agreement" means the Remarketing Agreement dated as of September 1, 1986, by and among the Company, the Letter of Credit Bank, the Remarketing Agent and the Trustee.

                "Security Agreement" means the Security Agreement dated as of September 1, 1986, from the Company to the Trustee and the Letter of Credit Bank.

                "State" means the State of Ohio.

                "Termination Date" means September 1, 2016, subject to earlier termination as provided in the Agreement.

                "Trustee" means the bank or trust company at the time serving as Trustee under the Indenture.

                Any reference herein to the Issuer, to the Legislative Authority, or to any officers thereof, shall include any person or entity which succeeds to its or their duties or responsibilities pursuant to or by operation of law. Any reference to a section or provision of the Ohio Constitution or the Act or to a section, provision or chapter of the Ohio Revised Code shall include such section or provision or chapter as from time to time amended, modified, revised, supplemented, or superseded; provided, however, that no such change in the Constitution or laws (a) shall alter the obligation to pay the Bond service charges in the amounts and manner, at the times, and from the sources provided in this Bond Legislation and the Indenture, except as otherwise herein permitted or (b) shall be deemed applicable by reason of this provision if such change would in any way constitute an impairment of the rights of the Issuer, the Trustee, the Letter of Credit Bank or the Company under the Agreement or the Indenture.

                Unless the context shall otherwise indicate, words importing the singular number shall include the plural number, and vice versa, and the terms "hereof", "hereby", "hereto", "hereunder", and similar terms, mean this Bond Legislation and the Indenture.

                Section 2. Determinations of Legislative Authority. The Legislative Authority hereby determines:

                (a) That the property to be acquired by the Company by purchase, improvement and installation, through the Loan is now and after improvement will be useful to the Project (consisting generally of a facility for the manufacture of armored automobiles); and

                (b)      the Project is a "project" as that term is defined in
                         Section 165.01 of the Ohio Revised Code, is consistent with the purposes of Section 13 of Article VIII of the Ohio Constitution and the Act and will benefit the people of the Issuer by creating or preserving jobs and employment opportunities and promoting the commercial and economic development of the Issuer and the State.

                Section 3.  Authorization and Terms of Project Bonds.

                (a) Authorization. It is hereby determined to be necessary to, and the Issuer shall, issue, sell and deliver, as provided and authorized herein and pursuant to the authority of the Act, $2,300,000 aggregate principal amount of Project Bonds for the purpose of making a loan to assist the Company in the financing of costs of acquiring, constructing and installing the Project to be owned by the Company and used by the Company for the Project Purposes, including costs incidental thereto and to the financing thereof. Said Project Bonds shall be designated "Variable Rate Demand Economic Development Revenue Bonds, Series 1986 (O'Gara-Hess & Eisenhardt Armoring Company Limited Partnership Project)". The Issuer may also issue, sell and deliver Additional Bonds on a parity with the Project Bonds for the purposes and in the manner provided in Section 8 of this Bond Legislation.

                (b) Form, Denominations, Dates and Interest Rate. The Project Bonds shall be issued in fully registered form in the manner and on the terms provided in the Indenture, and shall be numbered from 1 upward. Project Bonds shall be in the denomination of $5,000 or any integral multiple thereof. The Project Bonds shall mature on the date set forth below.

                Principal
                 Amount                                       Maturity
                ---------                                     --------

                $2,300,000                                September 1, 2016

Project Bonds shall initially be dated as of September 1, 1986, and thereafter shall be dated as of the Interest Payment Date next preceding the date of their authentication, unless authenticated upon an Interest Payment Date in which case they shall be dated as of the date of their authentication; provided, however, that if at the time of authentication of any Bond interest thereon is in default, such Bond shall be dated as of the date to which interest has been paid. Interest on the Project Bonds shall be calculated on the basis of 360-day years consisting of twelve 30-day months.

                Interest on the Project Bonds shall be payable as follows: for the first Interest Period, i.e., from September 1, 1986 to and including February 28, 1987, the Project Bonds shall bear interest at the rate of five and one-fourth percent (5 1/4%) per annum, payable on March 1, 1987. From and after March 1, 1987, the Project Bonds shall bear interest at the percentage per annum (the "Six-Month Interest Rate") determined as of the Interest Rate Determination Date immediately preceding such Interest Period (a) by the Remarketing Agent to be that rate per annum which, if borne by all the outstanding Project Bonds, would, in the judgment of the Remarketing Agent (taking into consideration current transactions and comparable securities in which the Remarketing Agent is involved or of which it is aware and prevailing financial market conditions), be the interest rate necessary (but which would not exceed the interest rate necessary) to produce as nearly as practical a par bid for each outstanding Project Bond on the Interest Rate Determination Date, provided, that the interest rate so determined shall not be more than one hundred thirty-five percent (135%) nor less than eighty percent (80%) of the Six-Month Interest Index for such Interest Period or (b) in the event that either the Indexing Agent no longer computes or fails to compute the Six-Month Interest Index and no other municipal securities evaluation service has been appointed by the Issuer, or the Remarketing Agent has been removed and no successor appointed, by the Trustee to be that rate per annum equal to eighty-five percent (85%) of the bond equivalent yield of thirteen-week United States Treasury bills determined on the basis of the average per annum discount rate at which such thirteen-week Treasury bills shall have been sold at the most recent Treasury auction held during the seventeen (17) Business Days ending on or including the Interest Rate Determination Date, or, if no such auction shall have been conducted during such seventeen (17) Business Days ending on the Business Day preceding the Interest Rate Determination Date, the bond equivalent yield of thirteen-week United States Treasury bills shall be determined on the basis of the arithmetic average of the mean between the closing bid and asked per annum market discount rates for the issue of Treasury bills or other Treasury obligations with a maturity date closest to ninety-one (91) days from the date of quotation (selecting the bills or other obligations with the earlier maturity in the case of two issues with maturity dates equally close to ninety-one (91) days), as reported daily on a composite basis by the Federal Reserve Bank of New York for the first, second and third Business Days immediately preceding the Interest Rate Determination Date. Anything herein to the contrary notwithstanding, in no event shall the Six-Month Interest Rate exceed twelve percent (12%) per annum.

                The Six-Month Interest Index shall be based upon six-month yield evaluations at par of not less than twenty (20) nor more than forty (40) issues of securities (which may include without limitation issues of commercial paper, project notes, bond anticipation notes and tax anticipation notes), the interest on which is exempt from Federal income taxation (the "High Grade Component Issues") selected by the Indexing Agent for the purpose of computing its "Six-Month High Grade Municipal Index" which is offered generally by the Indexing Agent to its subscribers and identified in a certificate delivered by the Indexing Agent. The issues included in the computation of the Index, after notice to the Issuer, the Company, the Trustee, the Remarketing Agent and the Letter of Credit Bank may be changed, added or reduced from time to time by the Indexing Agent. If the Issuer, the Company or the Letter of Credit Bank objects to the proposed change, the Indexing Agent will replace, beginning with the next computation, the issue to which an objection has been made.

                The computation of the Six-Month Interest Index by the Indexing Agent, and the computation of the Six-Month Interest Rate by the Remarketing Agent or the Trustee, as applicable, shall be binding and conclusive upon the holders of the Project Bonds.

                Anything in this Bond Legislation to the contrary notwithstanding to the extent the Letter of Credit Bank either holds or is pledged the Project Bonds or any portion thereof, the interest rate on such Project Bonds shall be the Letter of Credit Bank Rate (as such term is defined in Exhibit A to the Indenture).

                (c) Extraordinary Optional Redemption. In the event the Company exercises its option to prepay the Loan as provided in Section 8.2(a) and 8.2(b) of the Agreement, the Project Bonds are subject to extraordinary optional redemption by the Issuer prior to stated maturity at any time in whole at a redemption price of 100% of the principal amount thereof plus accrued interest to the redemption date.

                The exercise of any such prepayment option by the Company shall be conditioned on the deposit by the Company of sufficient funds with the Letter of Credit Bank in accordance with Section 2.1 of the Agreement or waiver of such requirement by the Letter of Credit Bank.

                Notice from the Company to the Trustee pursuant to Section 8.4 of the Agreement that the Company shall exercise its option to prepay the Loan pursuant to Section 8.2 of the Agreement, shall constitute the direction from the Issuer to the Trustee to call all of the then outstanding Project Bonds for extraordinary optional redemption pursuant to this paragraph, and no separate notice from the Issuer to the Trustee shall be required.

                (d) General Optional Redemption. Except as expressly authorized in Section 8.2(a) and 8.2(b) of the Agreement and as required in Section 8.3 of the Agreement, the Company shall not be entitled to prepay all or any part of the Loan prior to March 1, 1987. The Company has an option, exercisable on any Interest Payment Date occurring on and after March 1, 1987, upon giving notice in accordance with Section 8.4 of the Agreement, to prepay all or part (in the amount of $5,000 or any integral multiple thereof) of the Loan Payments at a prepayment price equal to 100% of the principal amount to be prepaid, without penalty or premium, but with accrued interest to the date of such prepayment.

                The exercise of any such prepayment option by the Company shall be conditioned on the deposit by the Company of sufficient funds with the Letter of Credit Bank in accordance with Section 2.1 of the Agreement or waiver of such requirement by the Letter of Credit Bank.

                Notice from the Company to the Trustee pursuant to Section 8.4 of the Agreement that the Company shall exercise its general option to prepay the Loan pursuant to Section 8.2 of the Agreement, shall constitute the direction from the Issuer to the Trustee to call all or part of the then outstanding Project Bonds for general optional redemption pursuant to this paragraph, and no separate notice from the Issuer to the Trustee shall be required.

                (e) Special Mandatory Redemption Upon Unenforceability or Taxability. The Project Bonds are also subject to special mandatory redemption by the Issuer prior to stated maturity at any time in whole if and when (i) the Agreement shall have become void or unenforceable or impossible of performance in accordance with the intent and purpose of the parties as expressed in the Agreement by reason of any changes in the Constitution of the State or the Constitution of the United States of America or by reason of legislative or administrative action (whether state or Federal) or any final decree, judgment or order of any court or administrative body (whether state or Federal) entered after the contest thereof by the Issuer or the

Company in good faith to the effect that the Note and the obligations evidenced thereby are no longer enforceable by the holder thereof, or (ii) interest on the Project Bonds shall have become subject to Federal income tax because of a Determination of Taxability. The redemption price in any such events shall be 100% of the principal amount of the Project Bonds outstanding plus accrued interest to the redemption date. Any such redemption shall be made not more than 120 days following the effective date of such constitutional amendment, legislation, administrative action or decree, judgment or order, or following the date of the Determination of Taxability (excluding any final determination that interest is subject to Federal income tax with respect to any Project Bond because such Project Bond is held by a "substantial user" of the Project or by a "related person", as those terms are used in Section 103(b) of the Code). Notice from the Company to the Trustee pursuant to Section 8.4 of the Agreement that the Company shall prepay the Loan in full as required under Section 8.3 of the Agreement, shall constitute the direction from the Issuer to the Trustee to call all the then outstanding Project Bonds for special mandatory redemption pursuant to this paragraph, and no separate notice from the Issuer to the Trustee shall be required.

                (f) Mandatory Sinking Fund Redemption. The Project Bonds are subject to mandatory sinking fund redemption, prior to maturity, on September 1 in the years 1987 through 2016, inclusive, at the redemption price of 100% of the principal amount thereof plus accrued interest to the redemption date, as provided in Section 7 hereof.

                (g) Special Mandatory Redemption Upon Expiration of Letter of Credit. The Project Bonds are subject to mandatory redemption in whole on the Letter of Credit Termination Date or any subsequent date to which the Letter of Credit Termination Date shall have been extended at a redemption price of 100% of the principal amount thereof plus accrued interest to the redemption date unless, at least forty-five (45) days prior to any such Letter of Credit Termination Date (a) the Letter of Credit Bank shall have agreed to an extension or further extension of the Letter of Credit Termination Date to a date not earlier than one (1) year from the Letter of Credit Termination Date being extended or (b) the Company shall have obtained an Alternate Letter of Credit with a termination date not earlier than one (1) year from the Letter of Credit Termination Date for the Letter of Credit it replaces.

                (h) Method of Redemption. Notice of the call for any redemption of Project Bonds, identifying by designation, letters, numbers, or other distinguishing marks, the Project Bonds to be redeemed, the redemption price to be paid, the date fixed for redemption and the place or places where the amounts due upon such redemption are payable, shall be given by the

Trustee on behalf of the Issuer by mailing a copy of the redemption notice by first class mail at least thirty days prior to the date fixed for redemption to the registered owner of each Bond to be redeemed at the address shown on the registration books kept by the Trustee; provided, however, that failure to give such notice by mailing, or any defect in such notice, shall not affect the validity of any proceedings for the redemption of the Project Bonds.

                If less than the entire unmatured portion of the Project Bonds be called for redemption at any time or from time to time, the Project Bonds to be redeemed shall be selected in the inverse order of their maturities, and within any maturity the selection of such Project Bonds or portion of fully registered Project Bonds shall be made by lot in such manner as may be designated by the Trustee; provided, however, that if Project Bonds have been pledged to the Letter of Credit Bank as a result of a Remarketing Drawing (as defined in the Letter of Credit) or purchased by the Letter of Credit Bank pursuant to the Remarketing Agreement, Project Bonds so held by the Letter of Credit Bank will be selected for redemption by the Trustee prior to any selection by lot.

                (i)  Place of Payment.  Bond service charges on Project
Bonds shall be payable, without deduction for services of the Paying Agent, in the manner provided in the Project Bonds.

                (j) Execution. The Project Bonds shall be executed by at least two members of the Legislative Authority of the Issuer, provided that any of such signatures may be facsimiles.

                (k) Appointment of Remarketing Agent and Indexing Agent. The Issuer hereby appoints Gradison & Company Incorporated,
Cincinnati, Ohio, as the Remarketing Agent under the Indenture and Kenny Information Systems, New York, New York, as Indexing Agent under the Indenture.

                Section 4. Terms of all Bonds. All Bonds shall bear such designation as may be necessary to distinguish them from Bonds of any other series. Bond service charges on all Bonds shall be payable in lawful money of the United States of America. Bonds shall be issued as fully registered Bonds. All Bonds shall be negotiable instruments within the meaning of Chapter 165 of the Ohio Revised Code, subject to applicable provisions for registration, and shall express on their faces the purpose for which they are issued and such other statements or legends as may be required by law.

                All Bonds shall be executed in the manner provided in the Bond Legislation authorizing their issuance or in the manner provided by the applicable law in effect at the time of their issuance. In case any officer whose signature or a facsimile of whose signature shall appear on any Bonds shall cease to be such officer before the issuance, authentication or delivery of such Bonds, such signature or such facsimile shall nevertheless be valid and sufficient for all purposes, the same as if he or she had remained in office until that time.

                Unless otherwise provided in the Bond Legislation authorizing the issuance of Additional Bonds, notice of call for redemption of all Bonds shall be given in the manner provided in Section 3 hereof for the notice of call for redemption of the Project Bonds. If Bonds or portions of fully registered Bonds are duly called for redemption and if on such redemption date moneys for the redemption of all the Bonds to be redeemed, together with accrued interest to the redemption date, shall be held by the Trustee or Paying Agents so as to be available therefor, then from and after such redemption date such Bonds or portions of fully registered Bonds shall cease to bear interest.

                Section 5. Security Pledged for Bonds. As provided herein, the Project Bonds shall be equally and ratably payable solely from the Pledged Receipts and secured by a pledge of and lien on moneys deposited in the Construction Fund and the Bond Fund, and a pledge and assignment of other moneys constituting Pledged Receipts, and further secured by the Indenture and by the pledge and assignment of the Note and by the Mortgage, the Assignment of Rents, the Security Agreement and the Guarantee; and anything in this Bond Legislation, the Bonds, the Agreement, Mortgage and the Assignment of Rents or the Indenture to the contrary notwithstanding, neither this Bond Legislation, the Bonds, the Agreement, Mortgage, the Security Agreement, the Assignment of Rents nor the Indenture shall constitute a debt or a pledge of the faith and credit of the Issuer or of the State or any political subdivision thereof and the holders or owners of the Bonds shall have no right to have taxes levied by the General Assembly of the State or the taxing authority of the Issuer or of any other political subdivision of the State for the payment of the principal of, premium, if any, or interest on the Bonds, but such Bonds are payable solely from the Pledged Receipts and the Bonds shall contain on the face thereof a statement to that effect.

                Section 6. Sale of Project Bonds; Allocation of Purchase Price. The Executive and Fiscal Officer are hereby authorized and directed to offer for sale the Project Bonds to the Original Purchaser for purchase by the Original Purchaser at the price set forth in the Bond Purchase Agreement, plus accrued interest, in accordance with the terms and provisions of this Bond Legislation, and to make the necessary arrangements on behalf of the Issuer with the Original Purchaser to establish the date, location, procedure and conditions for the delivery of the Project Bonds to the Original Purchaser. The Executive and Fiscal Officer further are hereby authorized and directed to take all steps necessary to effect due authentication, delivery and security of the Project Bonds under the terms of this Bond Legislation and the Indenture, and it is hereby determined that the aforesaid purchase price and the interest rate for the Project Bonds and the manner of sale, as provided in this Bond Legislation, are in compliance with all legal requirements. The Clerk of the Legislative Authority shall furnish to the Original Purchaser a true transcript of proceedings had with reference to the issuance of the Project Bonds, certified by him or her, along with such information from his or her records as is necessary to determine the regularity and validity of the issuance of said Bonds.

                The distribution of a Preliminary Offering Circular relating to the Project Bonds is ratified and approved hereby. The use and distribution of a final Offering Circular, relating to the original issuance of the Bonds, substantially in the form now on file with the Issuer and any supplements thereto is authorized hereby. The Issuer has not confirmed, and assumes no responsibility for the accuracy, sufficiency or fairness of, any statements in the Preliminary Offering Circular or the final Offering Circular or any supplements thereto, or in any reports, financial information, offering or disclosure documents or other information in any way relating to the Project, the Company, the Letter of Credit Bank, the Remarketing Agent, the Indexing Agent or the Original Purchaser.

                At the time of issuance, delivery of and payment for the Project Bonds, the Bond Fund Payment shall be deposited from the purchase price for the Project Bonds into the Bond Fund.

                There is hereby created by the Issuer and ordered maintained as a separate deposit account (except when invested as hereinafter provided) in the custody of the Trustee a trust fund to be designated "County of Butler, Ohio--O'Gara-Hess & Eisenhardt Armoring Company Limited Partnership Construction Fund" (herein called the "Construction Fund"). The Bond proceeds, after payment of bond discounts, shall be used to fund the Bond Fund with the Bond Fund Payment and the balance to fund the Construction Fund. Moneys in the Construction Fund shall be disbursed by the Trustee in accordance with the provisions of the Agreement, and the Trustee is hereby authorized and directed to issue its check for each disbursement required by the provisions of the Agreement. The Issuer covenants and agrees promptly to take whatever action, if any, is necessary in approving and ordering all such disbursements.

                The moneys to the credit of the Construction Fund shall, pending application thereof as above set forth, be subject to a lien and charge in favor of the holders of the Project Bonds, but only to the extent of their interest therein.

                Moneys in the Construction Fund shall be applied to payment of the costs of acquiring, constructing, furnishing and equipping the Project in accordance with the Agreement. Any moneys remaining in the Construction Fund after payment of such costs will be applied as provided in Section 4.2(g) of the Agreement.

                Moneys in the Construction Fund can be disbursed by the Trustee only in accordance with the Disbursement Agreement.

                There is hereby also created by the Issuer and ordered maintained as a separate deposit account in the custody of the Trustee, a trust fund to be designated "County of Butler, Ohio--O'Gara-Hess & Eisenhardt Armoring Company Limited Partnership Excess Investment Earnings Account" (the "Excess Investment Earnings Account") and therein a Principal Subaccount and an Interest Subaccount as provided in the Indenture.

                Section 7. Source of Payment - Bond Fund. As provided in the Agreement, moneys sufficient in time and amount to pay the Bond service charges as they come due are to be drawn by the Trustee from the Letter of Credit Bank pursuant to the Letter of Credit (or paid by the Company directly to the Trustee, including payments received on the Note) for the account of the Issuer and deposited in the Bond Fund. Under the provisions of the Agreement, payments with respect to the Note received by the Trustee shall be deposited into the Reimbursement Account in the Bond Fund for the account of the Issuer and shall constitute Loan Payments.

                There is hereby created by the Issuer and ordered maintained, as a separate deposit account (except when invested as hereinafter provided) in the custody of the Trustee, a trust fund to be designated "County of Butler, Ohio--O'Gara-Hess & Eisenhardt Armoring Company Limited Partnership Revenue Bond Fund" (herein called the "Bond Fund"). The Bond Fund (and accounts therein provided for in the Indenture or in the Agreement) and the moneys and investments therein are hereby pledged to and shall be used for the payment of Bond service charges, all as provided herein and in the Indenture and the Agreement, provided that no part thereof (except as may otherwise be provided for herein and in the Indenture or the Agreement) shall be used to redeem or purchase, prior to maturity, any Bonds.

                On or before each date when Bond service charges are due and payable, the Trustee shall transmit from moneys in the Bond Fund applicable thereto to any other Paying Agents, as appropriate, amounts sufficient to meet payments to be made by them of Bond service charges then to be due and payable; provided that to the extent that the amount needed by any other Paying Agent is not sufficiently predictable, the Trustee may make such credit arrangements with such Paying Agent as to permit meeting such payments.

                There shall be deposited into the Bond Fund (and credited, if required by the Indenture or the Agreement, to appropriate accounts therein), as and when received, (a) all Loan Payments, (b) all moneys drawn by the Trustee under the Letter of Credit for the payment of principal of or interest on the Project Bonds, and (c) all other Pledged Receipts, except those amounts required by the Indenture or the Agreement to be deposited in the Construction Fund or any other separate insurance or condemnation proceeds account.

                As and for the Mandatory Sinking Fund Requirements for the retirement, by mandatory redemption pursuant to Section 3 hereof, of the Project Bonds the aggregate of the Loan Payments specified in Section 2.1 of the Agreement which are to be deposited in the Bond Fund on or before each Loan Payment Date (as defined in the Agreement) shall include amounts sufficient to redeem on each corresponding Mandatory Redemption Date the principal amount of Project Bonds set opposite the appropriate year in the Bond Purchase Agreement and Exhibit A to the Indenture. For the purpose of effecting said mandatory redemption the Trustee, on behalf of the Issuer, and without necessity for further action by the Company, shall cause to be redeemed, in the manner provided in Section 3 hereof, on each Mandatory Redemption Date such an aggregate principal amount of the Project Bonds as equals the Mandatory Sinking Fund Requirements as provided for above in this Section 7 for the applicable Mandatory Redemption Date; provided, however, that Loan Payments shall be decreased by credits for the Bond Fund Payment, for the proceeds of business interruption insurance deposited in the Bond Fund, for the amount of any penalties or liquidated damages received or withheld under construction contracts and deposited in the Bond Fund, and for certain Project Bonds theretofore redeemed by the Trustee or delivered to the Trustee by the Company, all in accordance with Sections 2.1 and 2.10 of the Agreement.

                The Issuer hereby covenants and agrees that so long as any of the Bonds are outstanding it will deposit or cause to be deposited in the Bond Fund, Pledged Receipts sufficient in time and amount to pay the Bond service charges as the same become due and payable, and to this end the Issuer covenants and agrees that, so long as any Bonds are outstanding, it will diligently and promptly proceed in good faith and use its best efforts to enforce the Agreement, and that, should there be an event of default under the Agreement, the Issuer shall fully cooperate with the Trustee and with the Bondholders to protect fully the rights and security of the Bondholders hereunder. Nothing herein shall be construed as requiring the Issuer to use or apply to the payment of Bond service charges any funds or revenues from any source other than Pledged Receipts.

                The Issuer covenants and agrees, whenever the moneys and investments in the Bond Fund (or otherwise held by the Trustee for such purpose) are sufficient in amount to redeem all of the Bonds then outstanding and to pay interest to accrue thereon to the date or dates of such redemption, to take and cause to be taken, at the direction of the Company, the necessary steps to redeem all of said Bonds on the next succeeding redemption date or dates for which the required notice of call for redemption may be given.

                Section 8. Additional Bonds. At the request of the Company with the prior written consent of the Letter of Credit Bank, which consent may be withheld in its absolute discretion, if the Company is not then in default under the Agreement, upon delivery to the Trustee of an irrevocable letter of credit, substantially in the form of the Letter of Credit, the Issuer, to the extent permitted by law (including the Act) then in effect and for purposes consistent with the Act, shall use its best efforts to issue Additional Bonds from time to time to provide loans to the Company for: (i) completion of the Project, including additional costs incurred in acquiring, constructing and equipping the Project, or (ii) restoring or repairing the Project following any condemnation thereof or damage thereto to the extent the Net Proceeds of any insurance or condemnation award are insufficient to pay for same, or (iii) acquiring or constructing improvements to the Project, (iv) refunding the Project Bonds or any one or more series of Additional Bonds, or (v) any combination of the foregoing; provided, that the proceeds of any Additional Bonds shall, except to the extent issued for the purpose described in clause (iv), be used solely to pay permissible costs under the Act. Such Additional Bonds shall be on a parity with the Project Bonds and any Additional Bonds theretofore or thereafter issued, except with respect to any moneys drawn by the Trustee under the Letter of Credit and deposited in the Bond Fund, which shall be used only for the payment of principal of and interest on the Project Bonds. Before any Additional Bonds are authenticated there shall be delivered to the Trustee the items required by Section 2.08 of the Indenture and (a) any necessary amendment of the Agreement to provide for increased Loan Payments so that the aggregate of the Loan Payments thereafter payable under the Agreement shall be sufficient in amount to make all required payments into the Bond Fund in order to pay when due Bond service charges on all Bonds then to be outstanding, and for all Additional Payments (as defined in the Agreement) by the Company under the provisions of the Agreement and the Bond Legislation, and (b) either the opinion of nationally recognized bond counsel or a ruling of the Internal Revenue Service of the United States Department of Treasury that the issuance of such series of

Additional Bonds will not adversely affect the exemption from Federal income taxation of the interest paid or payable on any outstanding Bonds.

                Section 9. Covenants of Issuer. In addition to other covenants of the Issuer contained in this Bond Legislation and the Indenture, the Issuer further covenants and agrees as follows:

                (a) Payment of Bond Service Charges. The Issuer will, solely from Pledged Receipts pay or cause to be paid the Bond service charges on each and all Bonds on the dates, at the places and in the manner provided herein, in the applicable Bond Legislation and in the Bonds.

                (b) Performance of Covenants, Authority and Actions. The Issuer will at all times faithfully observe and perform all agreements, covenants, undertakings, stipulations and provisions contained in the Bond Legislation, the Agreement, the Indenture and in any and every Bond executed, authenticated and delivered under the Indenture, and in all proceedings of the Issuer pertaining to the Bonds, the Indenture or the Agreement. The Issuer warrants and covenants that it is, and upon delivery of the Project Bonds will be, duly authorized by the Constitution and laws of the State, including particularly and without limitation the Act, to issue the Project Bonds and to execute the Indenture, the Agreement and the Bond Purchase Agreement, to provide the security for payment of the Bond service charges in the manner and to the extent herein and in the Indenture set forth; that all actions on its part for the issuance of the Project Bonds and execution and delivery of the Indenture, the Agreement and the Bond Purchase Agreement have been or will be duly and effectively taken; and that the Project Bonds in the hands of the holders thereof will be valid and enforceable special obligations of the Issuer according to the terms thereof. Each provision of this Bond Legislation, the Indenture, the Agreement, the Bond Purchase Agreement and the Bonds is binding upon each such officer of the Issuer as may from time to time have the authority under law to take such actions as may be necessary to perform all or any part of the duties required by such provision; and each duty of the Issuer and of its officers undertaken pursuant to such proceedings for the issuance of the Bonds is established as a duty of the Issuer and of each such officer having authority to perform such duty, specifically enjoined by law and resulting from an office, trust, or station within the meaning of Section 2731.01 of the Ohio Revised Code, providing for enforcement by writ of mandamus.

                (c) Pledged Receipts. Except as otherwise provided in this Bond Legislation, the Indenture and the Agreement, the Issuer will not create or suffer to be created any debt, lien or charge thereon, or make any pledge or assignment of or create any debt, lien or charge thereon, or make any pledge or assignment of or create any lien or encumbrance upon the Pledged Receipts, including the moneys in the Bond Fund and Construction Fund, other than the pledge and assignment thereof under this Bond Legislation, the Indenture and the Agreement.

                (d) Recordings and Filings. The Issuer will, at the expense of the Company, cause (to the extent required by the laws of the State to perfect such instruments and/or the lien created thereby) all necessary financing statements, amendments thereto, continuation statements and instruments of similar character relating to the pledges and assignments made by it to secure the Bonds, to be recorded and filed in such manner and in such places and to the extent required by law in order to fully preserve and protect the security of the holders of the Bonds and the rights of the Trustee under the Indenture.

                (e) Inspection of Project Books. All books and documents in the Issuer's possession relating to the Project or the Pledged Receipts shall at all times be open to inspection by such accountants or other agents of the Trustee or the Letter of Credit Bank as the Trustee or the Letter of Credit Bank may from time to time designate.

                (f) Rights under Agreement. The Trustee, in its name or in the name of the Issuer, may, for and on behalf of the Bondholders, enforce all rights of the Issuer and all obligations of the Company under and pursuant to the Agreement and Note, whether or not the Issuer is in default of the pursuit or enforcement of such rights and obligations.

                (g) Maintenance of Agreement. The Issuer shall do all things and take all actions on its part necessary to comply with the obligations, duties and responsibilities on the part of the Issuer under the Agreement, and will take all actions within its authority to maintain the Agreement in effect in accordance with the terms thereof and to enforce and protect the rights of the Issuer thereunder, including actions at law and in equity, as may be appropriate.

                (h) Arbitrage Provisions. The Issuer will, to the extent that it is in a position to control or direct such matters, restrict the use of the proceeds of the Project Bonds in such manner and to such extent, if any, as may be necessary, after taking into account reasonable expectations at the time the Project Bonds are delivered to the Original Purchaser, so that they will not constitute "arbitrage bonds" under Section 103(c) of the Internal Revenue Code of 1954, as amended, and the regulations promulgated under that section. The Fiscal Officer or any other officer having responsibility with respect to the issuance of the Project Bonds, is authorized and directed, alone or in conjunction with any of the foregoing or with any other officer, employee, consultant or agent of the Legislative Authority, or any partner of the Company, and upon receipt of satisfactory indemnities, to give an appropriate certificate on behalf of the Issuer, for inclusion in the transcript of proceedings for the Project Bonds, setting forth the facts, estimates and circumstances and reasonable expectations pertaining to said Section 103(c) and regulations thereunder. The Issuer also will, to the extent it is in a position to control or direct such matters, comply with Section 103(c)(6) of the Code.

                Section 10. Investment of Bond Fund and Construction Fund. Except as otherwise provided in the Indenture, moneys in the Bond Fund and the Construction Fund shall be invested and reinvested by the Trustee in Eligible Investments, in accordance with and subject to the orders (if verbal, to be confirmed in writing) of the Authorized Company Representative with respect thereto, provided that investments of moneys in the Bond Fund shall mature or be redeemable at the option of the Trustee at the times and in the amounts necessary to provide moneys hereunder to pay Bond service charges as they fall due at stated maturity or by redemption or pursuant to any Mandatory Sinking Fund Requirements, and further provided that moneys in the Reimbursement Account in the Bond Fund shall mature or be redeemable at the option of the Trustee at the times and in the amounts necessary to reimburse the Letter of Credit Bank for draws under the Letter of Credit, and provided that each investment of moneys in the Construction Fund shall in any event mature or be redeemable at the option of the Trustee at such time as may be necessary to make timely payments from said Construction Fund. Any such investments may be purchased from the Trustee or its affiliates. The Trustee shall sell or redeem investments standing to the credit of the Bond Fund to produce sufficient moneys hereunder at the times required for the purpose of paying Bond service charges when due as aforesaid, and shall do so without necessity for any order on behalf of the Issuer and without restriction by reason of any such order. For purposes of the Indenture and this Bond Legislation, such investments shall be valued at face amount or market value, whichever is less.

                Section 11. Indenture, Agreement and Bond Purchase Agreement. In order better to secure the payment of the Bond service charges as the same shall become due and payable, each member of the Legislative Authority is hereby authorized and directed, on behalf of the Issuer, to execute and deliver the Indenture, the Agreement and the Bond Purchase Agreement in substantially the forms submitted to the Issuer, and to endorse upon the Note the assignment thereof to the Trustee, which instruments are hereby approved, with such changes therein not inconsistent with this Bond Legislation and not substantially adverse to the Issuer as may be permitted by the Act and approved by the officers executing the same. The approval of such changes by said officers, and that such are not substantially adverse to the Issuer, shall be conclusively evidenced by the execution of the Indenture, the Agreement and the Bond Purchase Agreement respectively, and by endorsement of the Note, by such officers.

                This Bond Legislation shall constitute a part of the Indenture as therein provided and for all purposes of said Indenture, including, without limitation thereto, application to this Bond Legislation of the provisions in the Indenture relating to amendment, modification and supplementation, and provisions for severability.

                Section 12. Other Documents. Each member of the Legislative Authority and/or the Fiscal Officer are hereby further authorized and directed to execute financing statements, other assignments and any other instruments as are, in the opinion of bond counsel to the Issuer, necessary to perfect the pledges set forth in the Indenture and to consummate the transactions provided for in the Indenture, the Agreement and the Bond Purchase Agreement.

                Section 13. Compliance with Section 121.22, Ohio Revised Code. It is hereby found and determined that all formal actions of this Legislative Authority concerning and relating to the passage of this Bond Legislation were taken in an open meeting of this Legislative Authority, and that all deliberations of this Legislative Authority and of any of its committees, if any, that resulted in such formal action, were taken in meetings open to the public, in full compliance with applicable legal requirements, including Section
121.22 of the Ohio Revised Code.

                Section 14. Prevailing Rates of Wages. All laborers and mechanics employed on the Project shall be paid at the prevailing rates of wages of laborers and mechanics for the class of work called for by the Project, which wages shall be determined in accordance with the requirements of Chapter 4115 of the Ohio Revised Code, for determination of prevailing wages, provided that should the Company or other nonpublic user beneficiary of the Project undertake, as part of the Project, construction to be performed by its regular collective bargaining unit employees who are covered under a collective bargaining agreement which was in existence prior to the date of the commitment instrument undertaking to issue the Project Bonds, then, in that event, the rate of pay provided under the collective bargaining agreement may be paid to such employees.

                Section 15. Election by Issuer. The Issuer hereby elects with respect to the Project Bonds to be within the limitations imposed by the provisions of Section 103(b)(6)(D) of the Internal Revenue Code of 1954, as enacted by Public Law 90-634, as amended, and the Executive or Fiscal Officer is hereby authorized and directed to perform any and all acts and provide such information as may be required by the Secretary of the Treasury, his delegate or the Internal Revenue Service in order to implement such election, and any and all acts heretofore taken pertaining to such election and relating to such requirements are hereby ratified and confirmed.

                Section 16. Temporary Project Bonds. Pending the preparation of definitive Project Bonds, the Issuer may execute and the Trustee shall authenticate and deliver temporary Project Bonds in printed or typewritten form. Temporary Project Bonds shall be issuable in fully registered form, of any denomination, and substantially in the form of the definitive Project Bonds but with such omissions, insertions and variations as may be appropriate for temporary Project Bonds, all as may be determined by the Fiscal Officer, his execution of any such temporary Project Bonds to be conclusive evidence of his determinations as aforesaid. Every temporary Project Bond shall be executed on behalf of the Issuer, and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Project Bonds. If one or more temporary Project Bonds are issued, then without unnecessary delay the Issuer shall execute and furnish definitive Project Bonds and thereupon temporary Project Bonds may be surrendered to the Trustee in exchange therefor without charge to the holder thereof, and the Trustee shall authenticate and deliver in exchange for such temporary Project Bonds an equal aggregate principal amount of definitive Project Bonds. Until so exchanged the temporary Project Bonds shall be entitled to the same benefits under the Indenture as definitive Project Bonds.

                Section 17. Approval Pursuant to Section 103(k) of the Code. For purposes of complying with Section 103(k) of the Code, the Legislative Authority hereby approves the issuance of the Project Bonds in the maximum aggregate principal amount of $2,300,000 and the acquisition, construction and equipping of an approximately 85,000 square foot facility for the manufacture of armored automobiles, located on a 7.6 acre tract at the Northwest corner of the intersection of Le Saint Drive and Thunderbird Road, Union Township, Butler County, Ohio, which facility will be owned and operated by the Company. Prior to granting this approval, the Legislative Authority has conducted a public hearing with respect to the Project and the use of the Project Bonds, with notice of such public hearing having been published at least 14 days prior to such hearing in the Hamilton Journal News.

                Section 18. Effective Date. This Resolution shall take effect and be in force immediately upon its adoption.


Adopted:  September    , 1986

                                   CERTIFICATE


                The undersigned, Clerk of the Board of County Commissioners of the County of Butler, Ohio, hereby certifies that the foregoing is a true and complete copy of Resolution No. __________ adopted on the _____ day of September, 1986, and has not been amended or rescinded as of this date.



September _____, 1986                           ________________________________
                                                Clerk of Board of County
                                                  Commissioners
                                                County of Butler, Ohio

                WHEREAS, all acts, conditions and things required to happen, exist, and be performed precedent to and in the issuance of the Project Bonds and the execution and delivery of this Indenture have happened, exist and have been performed in order to make the Project Bonds, when issued, delivered and authenticated, valid obligations of the Issuer in accordance with the terms thereof and hereof, and in order to make this Indenture a valid, binding and legal trust agreement for the security of the Bonds in accordance with its terms; and

                WHEREAS, the Trustee has accepted the trusts created by this Indenture, and in evidence thereof has joined in the execution hereof; and

                WHEREAS, the texts of the Project Bonds, the certificate of authentication of the Trustee to be endorsed thereon and other provisions to be included therein are to be substantially in the following forms with appropriate omissions, insertions and variations as in this Indenture provided or permitted:

                                   (BOND FORM)


REGISTERED                                                           REGISTERED
NO.                                                                  $

                             (FORM OF FACE OF BOND)

                            United States of America

                                  State of Ohio

                                County of Butler

             Variable Rate Demand Economic Development Revenue Bond, Series 1986 (O'Gara-Hess & Eisenhardt Armoring Company
                          Limited Partnership Project)


Maturity Date:                     Dated as of:                     CUSIP
September 1, 2016                  ____________                     ___________


                The County of Butler, Ohio (the "Issuer"), a county and political subdivision duly organized and validly existing under the laws of the State of Ohio, for value received, promises to pay to ____________________, or registered assigns, but solely from the sources and in the manner hereinafter referred to

                          ____________________ DOLLARS

on the aforesaid Maturity Date, unless this Bond is called for earlier redemption, and to pay from those sources interest thereon from the date hereof at the interest rate hereinafter described, payable on March 1 and September 1 of each year, or if any such day is not a Business Day, as hereinafter defined, on the immediately succeeding Business Day (the "Interest Payment Dates"), until the principal amount is paid or duly provided for. Interest on the Bonds will accrue from and including the date set forth above to and including the day preceding the next Interest Payment Date, and thereafter from and including each Interest Payment Date to and including the date preceding each succeeding March 1 or September 1, whichever occurs first (each such period hereinafter called an "Interest Period"). Interest shall be calculated on the basis of 360-day years and twelve 30-day months. This Bond will bear interest from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from its date. The term "Business Day", as used herein, means any day of the year, other than a Saturday or a Sunday, on which banks located in the cities in which the principal corporate trust office of the Trustee (hereinafter identified) and the principal office of the Letter of Credit Bank (hereinafter identified) are located are not required or authorized by law to remain closed and on which The New York Stock Exchange is not closed.

                The principal of and any premium on this Bond are payable upon presentation and surrender hereof at the principal corporate trust office of the trustee, presently The Central Trust Company, N.A., Cincinnati, Ohio (the "Trustee"). Interest is payable on each Interest Payment Date by check or draft mailed to the person in whose name this Bond is registered (the "Holder") at the close of business on the l5th day preceding that Interest Payment Date (the "Regular Record Date") on the registration books for this issue maintained by the Trustee, as Registrar, at the address appearing therein. The principal of and interest and any premium on this Bond are payable in lawful money of the United States of America, without deduction for the services of the paying agent.

                REFERENCE IS MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE SIDE. THOSE PROVISIONS SHALL HAVE THE SAME EFFECT FOR ALL PURPOSES AS IF SET FORTH HERE.

                It is certified and recited that there have been performed and have happened in regular and due form, as required by law, all acts and conditions necessary to be done or performed by the Issuer or to have happened
(i) precedent to and in the issuing of the Bonds in order to make them legal, valid and binding special obligations of the Issuer, and (ii) precedent to and in the execution and delivery of the Indenture and the Agreement; that payment in full for the Bonds has been received; and that the Bonds do not exceed or violate any constitutional or statutory limitation.

[FORM OF              Registrable at:             IN WITNESS OF THE
CERTIFICATE           _______________,            ABOVE, the County
OF AUTHEN-            ___, ______________         of Butler, Ohio has
TICATION]                                         caused this Bond to be
This Bond is                                      executed in the name of
one of the                                        the Issuer by at least
Bonds described                                   two members of its Board
in the within                                     of County Commissioners,
mentioned                                         acting in their official
Indenture.                                        capacities, as of the
                                                  date shown above.

THE CENTRAL TRUST COMPANY, N.A.                   COUNTY OF BUTLER, OHIO


By ________________________                       By ___________________________
   Authorized Signer                                 County Commissioner

                                                  By ___________________________
                                                     County Commissioner

                                                  By ___________________________
                                                     County Commissioner

                            [FORM OF REVERSE OF BOND]

            This Bond is one of a duly authorized issue of Variable Rate Demand Economic Development Revenue Bonds, Series 1986 (O'Gara-Hess & Eisenhardt Armoring Company Limited Partnership Project) (the "Bonds"), issuable under the Trust Indenture, dated as of September 1, 1986 (the "Indenture"), between the Issuer and the Trustee, aggregating in principal amount $2,300,000 and issued for the purpose of making a loan (the "Loan") to assist O'Gara-Hess & Eisenhardt Armoring Company Limited Partnership (the "Company") in the financing of costs of a Project, as defined in the Loan Agreement, dated as of September 1, 1986 (the "Agreement"), between the Issuer and the Company. The Bonds, together with any Additional Bonds which may be issued on a parity therewith under the Indenture (collectively, the "Bonds"), are special obligations of the Issuer, issued or to be issued under and are to be secured and entitled equally and ratably to the protection given by the Indenture. The Bonds are issued pursuant to Section 13 of Article VIII of the Constitution of the State of Ohio and to the laws of that State, particularly Chapter 165, Ohio Revised Code, and to a resolution duly adopted by the Board of County Commissioners of the Issuer.

            Reference is made to the Indenture for a more complete description of the Project, the provisions, among others, with respect to the nature and extent of the security for the Bonds, the rights, duties and obligations of the Issuer, the Trustee and the Holders of the Bonds, and the terms and conditions upon which the Bonds are issued and secured. Each Holder assents, by its acceptance hereof, to all of the provisions of the Indenture.

            Pursuant to the Agreement, the Company has executed and delivered to the Issuer, and the Issuer has endorsed to the Trustee the Company's promissory note, dated as of September 1, 1986 (the "Note"), in the principal amount of $2,300,000. The Company is required by the Agreement and the Note to make payments to the Trustee in the amounts and at the times necessary to pay the principal of and interest and any premium (the "Bond service charges") on the Bonds. The Company's obligations thereunder are secured by the Open-End Mortgage and Security Agreement, dated as of September 1, 1986 (the "Mortgage"), from the Company to the Trustee and The Central Trust Company, N.A., Cincinnati, Ohio (the "Letter of Credit Bank") and by an Assignment of Rents and Leases, dated as of September 1, 1986, from the Company to the Trustee and the Letter of Credit Bank (the "Assignment of Rents"). In the Indenture, the Issuer has assigned to the Trustee, to provide for the payment of the Bond service charges on the Bonds, the Issuer's right, title and interest in and to the Agreement, except for Unassigned Issuer's Rights as defined in the Agreement.

            Pursuant to the Agreement, the Company has caused to be issued and delivered to the Trustee by the Letter of Credit Bank an irrevocable letter of credit (the "Letter of Credit"), pursuant to which the Trustee is entitled to draw up to (a) the principal amount of the Bonds outstanding to enable the Trustee to pay (i) the principal amount of the Bonds when due at maturity or upon redemption or acceleration and (ii) an amount equal to the purchase price of any Bonds tendered for purchase by the Holders thereof which cannot be remarketed by the Remarketing Agent, plus (b) the amount of interest due on the Bonds but not to exceed one hundred ninety-five (195) days maximum accrued interest (at the rate of twelve percent (12%) per annum) to enable the Trustee to pay interest due on the Bonds, plus (c) the amount of any discount (not to exceed 2%) at which Bonds are remarketed. To provide for the issuance of the Letter of Credit, the Company has entered into a Letter of Credit Agreement, dated as of September 1, 1986 (the Letter of Credit Agreement is hereinafter referred to as the "Reimbursement Agreement"), with the Letter of Credit Bank pursuant to which the Company is obligated to reimburse the Letter of Credit Bank for all drawings made under the Letter of Credit. The Letter of Credit shall expire on September 2, 1991, unless extended, and may be replaced by an Alternate Letter of Credit (as defined in the Indenture). The issuer of the Alternate Letter of Credit must satisfy the requirements of Section 4.16 of the Indenture. As used herein, the term "Letter of Credit" shall refer to the Letter of Credit and any Alternate Letter of Credit.

            The Company has also entered into a Security Agreement dated as of September 1, 1986, from the Company to the Trustee and the Letter of Credit Bank (the "Security Agreement"), and the corporate general partners of the Company have entered into a Guarantee Agreement, dated as of September 1, 1986, from such general partners to the Trustee and the Letter of Credit Bank (the "Guarantee Agreement").

            Copies of the Indenture, the Agreement, the Mortgage, the Note, the Letter of Credit, the Security Agreement, the Guarantee Agreement, the Reimbursement Agreement and the Assignment of Rents are on file at the principal corporate trust office of the Trustee.

            The Bond service charges on the Bonds are payable solely from the Pledged Receipts, as defined and as provided in the Indenture (being, primarily, the amounts to be drawn on the Letter of Credit to pay Bond service charges), and are an obligation of the Issuer only to the extent of such Pledged Receipts.

THE BONDS ARE NOT SECURED BY AN OBLIGATION OR PLEDGE OF ANY MONEYS RAISED BY TAXATION AND DO NOT REPRESENT OR CONSTITUTE A DEBT OR PLEDGE OF THE FAITH AND CREDIT OF THE ISSUER, THE STATE OF OHIO OR ANY POLITICAL SUBDIVISION OR TAXING DISTRICT OF THE STATE OF OHIO.

            The Bonds are issuable only as fully registered bonds in the denominations of $5,000 and any integral multiple thereof and are exchangeable for Bonds of other authorized denominations in equal aggregate principal amounts at the office of the Registrar specified on the face hereof, but only in the manner and subject to the limitations provided in the Indenture. This Bond is transferrable at the office of the Registrar, by the Holder in person or by his attorney, duly authorized in writing, upon presentation and surrender hereof to the Registrar. The Registrar is not required to transfer or exchange any Bond during a period beginning at the opening of business 15 days before any Interest Payment Date.

            This Bond is subject to changes in certain terms as described below.

            PART I. INITIAL FIXED INTEREST RATE.

            For the first Interest Period, i.e., from September 1, 1986 to and including February 28, 1987, the Project Bonds shall bear interest at the rate of five and one-fourth percent (5 1/4%) per annum, payable on March 1, 1987.

            PART II. SIX-MONTH INTEREST RATE PROVISIONS.

            From and after March 1, 1987, the Bonds shall bear interest at the percentage per annum (the "Six-Month Interest Rate") determined as of the Interest Rate Determination Date immediately preceding such Interest Period (a) by the Remarketing Agent to be that rate per annum which, if borne by all the outstanding Bonds, would, in the judgment of the Remarketing Agent (taking into consideration current transactions and comparable securities in which the Remarketing Agent is involved or of which it is aware and prevailing financial market conditions), be the interest rate necessary (but which would not exceed the interest rate necessary) to produce as nearly as practical a par bid for each outstanding Bond on the Interest Rate Determination Date, provided, that the interest rate so determined shall not be more than one hundred thirty-five percent (135%) nor less than eighty percent (80%) of the Six-Month Interest Index for such Interest Period or (b) in the event that either the Indexing Agent no longer computes, or fails to compute, the Six-Month Interest Index and no other municipal securities evaluation service has been appointed by the Issuer, or the Remarketing Agent has been removed and no successor appointed, by the Trustee to be that rate per annum to be equal to eighty-five percent (85%) of the bond equivalent yield of thirteen-week United States Treasury bills determined on the basis of the average per annum discount rate at which such thirteen-week Treasury bills shall have been sold at the most recent Treasury auction held during the seventeen
(17) Business Days ending on and including the Interest Rate Determination Date, or, if no such auction shall have been conducted during such seventeen (17) Business Days ending on the Business Day preceding the Interest Rate Determination Date, the bond equivalent yield of thirteen-week United States Treasury bills shall be determined on the basis of the arithmetic average of the mean between the closing bid and asked per annum market discount rates for the issue of Treasury bills or other Treasury obligations with a maturity date closest to ninety-one (91) days from the date of quotation (selecting the bills or other obligations with the earlier maturity in the case of two issues with maturity dates equally close to ninety-one (91) days), as reported daily on a composite basis by the Federal Reserve Bank of New York for the first, second and third Business Days immediately preceding the Interest Rate Determination Date. Anything herein to the contrary notwithstanding, in no event shall the Six-Month Interest Rate exceed twelve percent (12%) per annum. The term "Interest Rate Determination Date", as used herein, means the twelfth Business Day preceding the commencement of each Interest Period.

            The Six-Month Interest Index shall be based upon six-month yield evaluations at par of not less than twenty (20) nor more than forty (40) issues of securities (which may include without limitation issues of commercial paper, project notes, bond anticipation notes and tax anticipation notes), the interest on which is exempt from Federal income taxation (the "High Grade Component Issuers") selected by the Indexing Agent for the purpose of computing its "Six-Month High Grade Municipal Index" which is offered generally by the Indexing Agent to its subscribers. The issues included in the computation of the index after notice to the Issuer, the Company, the Trustee, the Remarketing Agent and the Letter of Credit Bank may be changed, increased or reduced from time to time by the Indexing Agent. If the Issuer, the Company or the Letter of Credit Bank objects to the proposed change, the Indexing Agent will replace, beginning with the next computation, the issue to which an objection has been made.

            The computation of the Six-Month Interest Index by the Indexing Agent, and the computation of the Six-Month Interest Rate by the Remarketing Agent or the Trustee, as applicable, shall be binding and conclusive upon the Holders of the Bonds.

            PART III. INTEREST RATE WITH RESPECT TO BONDS HELD BY OR PLEDGED BY THE COMPANY TO THE LETTER OF CREDIT BANK PURSUANT TO REIMBURSEMENT AGREEMENT.

            Anything in this Bond to the contrary notwithstanding, the interest rate on any Bond held by or pledged to the Letter of Credit Bank by virtue of the Reimbursement Agreement will be equal to a rate per annum equal to the Prime Rate plus one and one-half percent (1-1/2%).

            PART IV. TENDER OPTIONS.

            On March 1, 1987, and on any Interest Payment Date thereafter, any Bond or portion thereof in the amount of $5,000 or any integral multiple thereof (except for any Bond or portion of any Bond called for redemption on such date or previously called for redemption) shall be purchased, but only from the sources hereinafter specified, by the Remarketing Agent, at the option of the Holder thereof, at a purchase price equal to 100% of the principal amount thereof, upon:

                  (a) delivery to the Remarketing Agent, at its principal
            office, at or prior to 4:00 P.M., local time, on the eighth Business Day prior to such Interest Payment Date of a written notice which
            (i) states the principal amount of such Bond (or portion thereof), the number thereof and the name of the registered owner thereof and
            (ii) states that such Bond (or portion thereof) is to be so purchased on such Interest Payment Date; and

                  (b) delivery of such Bond, assigned in blank, to the
            Remarketing Agent, at its principal office, at or prior to 11:00 A.M., local time, on the fifth Business Day immediately preceding such Interest Payment Date.

Payment for Bonds purchased by the Remarketing Agent shall be made with the following funds, which shall be applied in the following order: (a) proceeds of the remarketing of such Bonds by the Remarketing Agent, (b) proceeds of a draw under the Letter of Credit, or (c) a combination of the foregoing.

            In the event the Company or the Letter of Credit Bank should fail to make any required payment for the purchase price of any unmarketed Bonds, such failure shall constitute an Event of Default and the Trustee have the remedies set forth in Article VI of the Indenture.

            The Issuer has appointed Gradison & Company Incorporated, Cincinnati, Ohio, as the initial Remarketing Agent. The Issuer may, from time to time, at the direction of the Company, remove or replace the Remarketing Agent.

            There shall be no purchase of Bonds by the Remarketing Agent if there shall have occurred and be continuing an Event of

Default under the Indenture of which the Remarketing Agent has received written notice. The Remarketing Agent's obligations are set forth in an Remarketing Agreement dated as of September 1, 1986, among the Remarketing Agent, the Company, the Letter of Credit Bank, and the Trustee (the "Remarketing Agreement").

            The Issuer has appointed Kenny Information Systems as the initial Indexing Agent under the Indenture. The Issuer may from time to time, at the direction of the Company, remove the Indexing Agent and appoint a different nationally recognized municipal securities evaluation service to serve as Indexing Agent.

            PART V. GENERAL PROVISIONS.

            On March 1, 1987, and on any Interest Payment Date thereafter, the Bonds are subject to redemption in whole or in part (in integral multiples of $5,000) by the Issuer, at the Company's option, at a redemption price equal to 100% of the principal amount to be redeemed, plus accrued interest to the redemption date, but without penalty or premium.

            The Bonds are subject to mandatory redemption by the Issuer in whole on September 1, 1991, or any Interest Payment Date thereafter which next precedes a Letter of Credit Termination Date (as defined in the Indenture) or a subsequent date to which the Letter of Credit Termination Date shall have been extended (or if the Letter of Credit Termination Date is on an Interest Payment Date, then such date), at a redemption price of 100% of the principal amount thereof plus accrued interest to the redemption date unless, at least forty-five
(45) days prior to such Interest Payment Date (a) the Letter of Credit Bank shall have agreed to an extension or further extension of the Letter of Credit Termination Date to a date not earlier than one (1) year from the Letter of Credit Termination Date being extended or (b) the Company shall have obtained an Alternate Letter of Credit with a termination date not earlier than one (1) year from the Letter of Credit Termination Date for the Letter of Credit it replaces.

            The Bonds are subject to redemption prior to stated maturity pursuant to first class mailed notice thereof given 30 days prior to the redemption date, as follows:

            1. The Bonds are subject to mandatory sinking fund redemption at a redemption price of 100% of the principal amount redeemed plus interest accrued to the redemption date, on September 1 in each of the years 1987 to 2016, inclusive, in the amounts indicated below:

      Year of Redemption                   Principal Amount
         on September 1                    to be redeemed
      ------------------                   ----------------
             1987                             $75,000
             1988                              75,000
             1989                              75,000
             1990                              75,000
             1991                              75,000
             1992                              75,000
             1993                              75,000
             1994                              75,000
             1995                              75,000
             1996                              75,000
             1997                              75,000
             1998                              75,000
             1999                              75,000
             2000                              75,000
             2001                              75,000
             2002                              75,000
             2003                              75,000
             2004                              75,000
             2005                              75,000
             2006                              75,000
             2007                              75,000
             2008                              75,000
             2009                              80,000
             2010                              80,000
             2011                              80,000
             2012                              80,000
             2013                              80,000
             2014                              80,000
             2015                              85,000
            2016*                              85,000

* Final Maturity

            2. The Bonds are subject to mandatory redemption prior to stated maturity at any time in whole at a redemption price of 100% of the principal amount thereof plus accrued interest to the redemption date if and when (i) the Agreement shall have become void or unenforceable or impossible of performance in accordance with the intent and purpose of the parties as expressed in the Agreement by reason of any changes in the Constitution of the State or the Constitution of the United States of America or by reason of legislative or administrative action (whether state or Federal) or any final decree, judgment or order of any court or administrative body (whether state or Federal) entered after the contest thereof by the Issuer or the Company in good faith to the effect that the Note and the obligations evidenced thereby are no longer enforceable by the holder thereof, or (ii) interest on the Bonds shall have become subject to Federal income tax because of a

Determination of Taxability (as defined in the Indenture). Any such redemption shall be made not more than 120 days following the effective date of such constitutional amendment, legislation, administrative action or decree, judgment or order, or following the date of the Determination of Taxability (excluding any final determination that interest is subject to Federal income tax with respect to any Bond because such Bond is held by a "substantial user" of the Project or by a "related person", as those terms are used in Section 103(b)(13) of the Internal Revenue Code of 1954, as amended.).

            3. The Bonds are also subject to redemption in whole at a redemption price of 100% of the principal amount redeemed plus accrued interest to the redemption date at the option of the Company, in the event of damage, destruction or condemnation of the Project as provided in the Agreement.

            If less than all Bonds are to be redeemed at one time, the selection of Bonds, or portions thereof in amounts of $5,000 or any integral multiple thereof, to be redeemed shall be made by lot by the Trustee; provided, however, that if Bonds are held by or have been pledged to the Letter of Credit Bank as a result of a Remarketing Drawing (as defined in the Letter of Credit), Bonds so held by the Letter of Credit Bank will be selected for redemption by the Trustee prior to any selection by lot. If Bonds or portions thereof are called for redemption and if on the redemption date moneys for the redemption thereof are held by the Trustee, thereafter those Bonds or portions thereof to be redeemed shall cease to bear interest, and shall cease to be secured by, and shall not be deemed to be outstanding under, the Indenture.

            In addition to the provision contained in the Indenture authorizing the Issuer and the Trustee, without the consent of or notice to any of the Bondholders, to enter into supplemental indentures not inconsistent with the Indenture and for certain purposes specified therein, the Indenture contains provisions permitting such parties, with the consent of the Holders of not less than 66-2/3% in aggregate principal amount of the Bonds at the time outstanding, to execute supplemental indentures for the purpose of modifying, altering, amending, adding to or rescinding, in any particular, any of the terms or provisions of the Indenture or any indenture supplemental thereto; provided, however, that no such supplemental indenture shall (a) without the consent of the Holder of each Bond so affected extend the maturity of the principal of or the interest on any Bond, reduce the principal amount of any Bond or the rate of interest or redemption premium thereon, or reduce the amount or extend the time of payment required by any Mandatory Sinking Fund Requirements (as defined in the Indenture), or (b) without the consent of the Holders of all Bonds then outstanding permit a privilege or priority of any Bond or Bonds over any other Bond or Bonds or reduce the aggregate principal amount of the Bonds required for consent to such supplemental indenture. For purposes of this paragraph consent of the Holders of not less than 66-2/3% in aggregate principal amount of the Bonds with respect to supplemental indentures shall have been deemed to have been obtained if the Trustee does not receive letters of protest or objections to such supplemental indentures signed by or on behalf of the Holders of 33-1/3% or more of the aggregate principal amount of the Bonds then outstanding within 60 days from the date the Trustee mails notice of any proposed supplemental indenture to the Holders of the Bonds as more specifically provided in the Indenture.

            The Holder of each Bond has only those remedies provided in the Indenture.

            The Bonds shall not constitute the personal obligation, either jointly or severally, of the members of the Legislative Authority of the Issuer or of any other officer of the Issuer.

            This Bond shall not be entitled to any security or benefit under the Indenture or be valid or become obligatory for any purpose until the certificate of authentication herein shall have been signed.

                                 [LEGAL OPINION]

                              [FORM OF ASSIGNMENT]

                                   ASSIGNMENT

            For value received, the undersigned sells, assigns and transfers unto _________________________ the within Bond and irrevocably constitutes and appoints __________attorney to transfer that Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ________________________              ___________________________________


Signature Guaranteed:

_______________________________

Notice: The assignor's signature to this assignment must correspond with the name as it appears upon the face of the within Bond in every particular, without alteration or any change whatever.

            NOW, THEREFORE, THIS INDENTURE WITNESSETH, that in order to secure the payment of the Bond service charges on the Bonds according to their true intent and meaning, and to secure the performance and observance of all the covenants and conditions therein and herein contained and to declare the terms and conditions upon and subject to which the Bonds are and are intended to be issued, held, secured, and enforced, the Issuer, in consideration of the premises and the acceptance by the Trustee of the trusts hereby created and of the purchase and acceptance of the Project Bonds by the holders and owners thereof, and for other good and valuable considerations, the receipt of which is hereby acknowledged, has executed and delivered this Indenture and does hereby pledge and assign to The Central Trust Company, N.A., Cincinnati, Ohio, as Trustee, and to its successors in trust, and its and their assigns, for the securing of the performance of the obligations of the Issuer hereinafter set forth, the Issuer's right, title and interest in Pledged Receipts, including without limitation all payments and other amounts receivable by or on behalf of the Issuer under the Agreement (except for Unassigned Issuer's Rights as defined in the Agreement) and in respect to the Loan, and all moneys and investments in the Construction Fund and Bond Fund, and in particular the payments to be received under and pursuant to and subject to the provisions of the Agreement and the Note, pursuant to the terms of which payments are to be paid directly to the Trustee at the corporate trust office of the Trustee for the account of the Issuer and deposited in the Bond Fund, all subject to and in accordance with this Indenture;

            TO HAVE AND TO HOLD to the Trustee and its successors in said trust and to its and their assigns forever;

            BUT IN TRUST, NEVERTHELESS, for the equal and proportionate benefit, except as to the Letter of Credit and subject to the terms hereof, security and protection of all present and future holders and owners of the Bonds issued or to be issued under and secured by this Indenture, and for the enforcement of the payment of the Bond service charges on the Bonds, when payable, according to the true intent and meaning thereof and of this Indenture and to secure the performance of and compliance with the covenants, terms and conditions of this Indenture, without preference, priority or distinction, as to lien or otherwise, of any one Bond over any other by reason of designation, number, date of authorization, issuance, sale, execution or delivery, date of the Bonds or of maturity, or otherwise, so that each and all Bonds shall have the same right, lien and privilege under this Indenture, and shall be equally and ratably secured hereby, as if all the Bonds had been made, issued and negotiated simultaneously with the delivery of this Indenture, it being intended that the lien and security of this Indenture shall take effect from the date hereof, without regard to the date of actual issue, sale or disposition of the Bonds as though upon such date all the Bonds were actually issued, sold and delivered to purchasers for value; provided, however, that if the Issuer, its successors or assigns, shall well and truly pay, or cause to be paid, the principal of the Bonds and the interest due or to become due thereon together with any premium required by redemption of any of the Bonds prior to maturity, at the times and in the manner mentioned in the Bonds according to the true intent and meaning thereof, or shall cause the payment to be made into the Bond Fund as required under Section 7 of the Bond Legislation authorizing the Project Bonds and the Bond Legislation authorizing any Additional Bonds, or shall have caused the Bonds to have been paid and discharged in accordance with Sections 8.01 and 8.02 of this Indenture, shall well and truly keep, perform and observe all the covenants and conditions pursuant to the terms of this Indenture to be kept, performed and observed by it, and shall pay or cause to be paid to the Trustee and Paying Agents all sums of money due or to become due to them in accordance with the terms and provisions hereof, then this Indenture and the rights hereby granted shall cease, determine and be void; otherwise, this Indenture shall be and remain in full force and effect.

            And it is expressly declared that the Bond Legislation set forth above is part of this Indenture and that all Bonds issued and secured hereunder are to be issued, authenticated and delivered, and all Pledged Receipts hereby pledged and the Construction Fund and the Bond Fund are to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes provided in this Indenture, and the Issuer has agreed and covenanted, and does hereby further agree and covenant, with the Trustee and with the respective holders and owners from time to time, of the Bonds or any part thereof, as follows:

                                    ARTICLE I

                                   DEFINITIONS

            In addition to the words and terms elsewhere defined, directly or by reference to the Agreement, in this Indenture, including the Bond Legislation, the following words and terms as used in this Indenture shall have the following meanings unless the context or use clearly indicates another or different meaning or intent:

            "Bond Registrar" means the Trustee acting as Bond Registrar with respect to the Bonds pursuant to the provisions of the Indenture.

            "Extraordinary Services" and "Extraordinary Expenses" means all services rendered and all reasonable expenses properly incurred under this Indenture other than Ordinary Services and Ordinary Expenses.

            "Ordinary Services" and "Ordinary Expenses" mean those services normally rendered and those expenses normally incurred by a trustee under instruments similar to this Indenture.

            "Redemption Price" means principal and premium, if any, as set forth in Section 3 of the Bond Legislation.

                                   ARTICLE II

                        FORM, EXECUTION, AUTHENTICATION,
                       REGISTRATION AND EXCHANGE OF BONDS

            Section 2.01 Form of Bonds and Temporary Bonds. The Bonds and Trustee's certificate of authentication shall be substantially in the forms set forth in the preambles to this Indenture with, in the case of Additional Bonds, such omissions, insertions and variations as may be authorized or permitted by the Bond Legislation authorizing, or supplemental indenture entered into in connection with, such Additional Bonds, all consistent with this Indenture.

            Bonds of any series may be initially issued in temporary form exchangeable for definitive Bonds of the same series when ready for delivery. The temporary Bonds shall be of such denomination or denominations as may be determined by the Legislative Authority in accordance with the Bond Legislation, and may contain such reference to any of the provisions of this Indenture as may be appropriate. Every temporary Bond shall be executed and authenticated upon the same conditions and in substantially the same manner as the definitive Bonds. If temporary Bonds are issued, the Issuer will thereafter execute and furnish definitive Bonds and thereupon the temporary Bonds may be surrendered for cancellation in exchange therefor at the principal office of the Trustee, and the Trustee shall authenticate and deliver in exchange for such temporary Bonds an equal aggregate principal amount of definitive Bonds of the same series and maturity of authorized denominations. Until so exchanged, the temporary Bonds shall be entitled to the same benefits under this Indenture as definitive Bonds authenticated and delivered hereunder.

            Section 2.02 Terms of Additional Bonds. Any series of Additional Bonds shall have maturities, interest rates, interest payment dates, redemption provisions, denominations, registration provisions and other terms as provided in the Bond Legislation authorizing the issuance thereof, and the proceeds thereof shall be held, invested and paid out as therein provided, provided that such terms and provisions shall not be otherwise inconsistent with this Indenture.

            Section 2.03 Execution and Authentication of Bonds. The Bonds shall be executed in the manner provided in the Bond Legislation authorizing such Bonds; provided, however, that such manner of execution shall not be inconsistent with any requirements of law or of this Indenture.

            No Bond shall be valid or become obligatory for any purpose or shall be entitled to any security or benefit under this Indenture unless and until an authentication certificate, substantially in the form hereinabove set forth in connection with the Project Bonds, shall have been duly endorsed upon such Bond. Such authentication by the Trustee upon any Bond shall be conclusive evidence that the Bond so authenticated has been duly authenticated and delivered hereunder and is entitled to the security and benefit of this Indenture. Such certificate of the Trustee may be executed by any person duly authorized by the Trustee, but it shall not be necessary that the same person sign the authentication certificate on all of the Bonds.

            Section 2.04 Transfer, Exchange and Registration of Bonds. Each Bond shall be of a single maturity of the same series; provided, however, that the Fiscal Officer with approval of the Trustee may authorize issuance of one or more Bonds representing more than one maturity of the same series with appropriate changes in the bond form to cover more than one maturity, such authorization and approval in each case to be evidenced by the facsimile or original signature of the Fiscal Officer and authentication by the Trustee. Except as otherwise provided in the Bond Legislation, each Bond shall bear interest from its date and shall be dated as of September 1, 1986 if authenticated prior to the first Interest Payment Date, and otherwise shall be dated as of the Interest Payment Date next preceding the date of its authentication, unless authenticated upon an Interest Payment Date in which case it shall be dated as of the date of its authentication; provided, however, that if at the time of authentication of any Bond interest thereon is in default, such Bond shall be dated as of the date to which interest has been paid.

            Unless otherwise provided in the Bond Legislation, the principal of and any premium on all registered Bonds shall be payable at the corporate trust office of the Trustee upon presentation and surrender of such registered Bonds, and payment of the interest on the Bonds shall be made on each Interest Payment Date to the person in whose name the Bond is registered at the close of business on the Regular Record Date applicable to each Interest Payment Date on the registration books hereinafter provided for as the registered holder thereof, by check or draft mailed or delivered by the Trustee to such registered holder at his address as it appears on such registration books.

            Any Bonds, upon surrender thereof at the corporate trust office of the Bond Registrar, together with an assignment duly executed by the registered holder or his duly authorized attorney in such form as shall be satisfactory to the Bond Registrar, may, if and to the extent permitted by law, at the option of the registered holder thereof, be exchanged for fully registered Bonds of the same series of any denomination or denominations authorized by the applicable Bond Legislation in an aggregate principal amount equal to the unmatured and unredeemed principal amount of such fully registered Bonds, and bearing interest at the same rate and maturing on the same date or dates.

            Any fully registered Bond may be transferred upon the books kept for the registration and transfer of Bonds, only upon surrender thereof at the corporate trust office of the Bond Registrar together with an assignment duly executed by the registered holder or his duly authorized attorney in such form as shall be satisfactory to the Bond Registrar. Upon the transfer of any such fully registered Bond and on request of the Bond Registrar, the Issuer shall execute in the name of the transferee, and the Trustee shall authenticate and deliver, a new fully registered Bond or Bonds of the same series, of any denomination or denominations permitted by this Indenture and the applicable Bond Legislation, in aggregate principal amount equal to the unmatured and unredeemed principal amount of such fully registered Bond, and bearing interest at the same rate and maturing on the same date or dates.

            In all cases in which Bonds shall be exchanged or fully registered Bonds shall be transferred hereunder, the Issuer shall execute and the Trustee shall authenticate and deliver Bonds in accordance with the provisions of this Indenture. Except as otherwise provided in the applicable Bond Legislation as to the series of Bonds authorized by such Bond Legislation, the Issuer and Bond Registrar may make a charge for every such exchange or transfer of Bonds sufficient to reimburse them for any tax, fee or other governmental charge required to be paid with respect to such exchange or to reimburse them for all other costs and expenses incurred in connection with such exchange or transfer, and such charge or charges shall be paid before any such new Bond shall be delivered; provided, however, that if any fully registered Bonds shall have been initially delivered in temporary form to the Original Purchaser of the same series of Bonds, there shall be no charge to the Original Purchaser for the exchange of temporary Bonds for definitive Bonds. Neither the Issuer nor the Bond Registrar shall be required to make any such exchange or transfer of any Bond during the fifteen days next preceding an Interest Payment Date on the Bonds of the same series or next preceding any selection of Bonds of the same series to be redeemed, or after such Bond has been selected for partial or complete redemption.

            In case any fully registered Bond is redeemed in part only, the Issuer, on or after the redemption date and upon surrender of such Bond, shall cause execution of and the Trustee shall authenticate and deliver a new Bond or Bonds in authorized denominations and in aggregate principal amount equal to the unredeemed portion of such Bond.

            So long as any of the Bonds remain outstanding, the Issuer will cause to be maintained and kept, at the corporate trust office of the Trustee as Bond Registrar, books for the aforesaid registration and transfer of Bonds except that as to any series of Bonds an additional or different Bond Registrar may be designated in the applicable Bond Legislation.

            Section 2.05 Mutilated, Lost, Wrongfully Taken or Destroyed Bonds. In the event any temporary or definitive Bond is mutilated, lost, wrongfully taken or destroyed, the Issuer shall execute and the Trustee shall authenticate a new Bond of like date, maturity and denomination as that mutilated, lost, wrongfully taken or destroyed, provided that, in the case of any mutilated Bond such mutilated Bond shall first be surrendered to the Trustee, and in the case of any lost, wrongfully taken or destroyed Bond there shall be first furnished to the Issuer, the Company, the Letter of Credit Bank and the Trustee evidence of such loss, wrongful taking or destruction satisfactory to the Fiscal Officer, the Authorized Company Representative, the Letter of Credit Bank and the Trustee, together with indemnity satisfactory to them. In the event such lost, wrongfully taken or destroyed Bond shall have matured, instead of issuing a new Bond the Issuer, by its Fiscal Officer, may direct the Trustee to pay the same without surrender thereof upon the furnishing of the satisfactory evidence and indemnity as in the case of issuance of a new Bond. The Issuer and the Trustee may charge the holder of such Bond with their reasonable fees and expenses in connection with their action pursuant to this Section .

            Every new Bond issued pursuant to this Section shall, with respect to such Bond constitute an additional contractual obligation of the Issuer, whether or not the lost, wrongfully taken or destroyed Bond shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Bonds duly issued hereunder. All Bonds shall be held and owned on the express condition that the foregoing provisions of this Section are exclusive with respect to the replacement or payment of mutilated, lost, wrongfully taken or destroyed Bonds and shall preclude any and all rights or remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

            Section 2.06 Safekeeping and Cancellation of Bonds. Any Bond surrendered for the purpose of payment or retirement, or for exchange, or for replacement or payment pursuant to Section 2.05, shall be cancelled upon surrender thereof to the Trustee or Paying Agents. Any such Bonds cancelled by a Paying Agent other than the Trustee shall promptly be transmitted by such Paying Agent to the Trustee. Certification of such surrender and cancellation shall be made to the Issuer by the Trustee at least once each calendar year. Unless otherwise directed by the Issuer or other lawful authority, cancelled Bonds shall promptly be destroyed by shredding or cremation by the Trustee, and certificates of such destruction (describing the manner thereof) provided by the Trustee to the Issuer.

            Section 2.07 Delivery of the Project Bonds. Upon the execution and delivery of this Indenture and subject to Section 6 of the Bond Legislation, the Issuer shall execute and deliver to the Trustee, and the Trustee shall authenticate, the Project Bonds and deliver them to, or for the account of, the Original Purchaser thereof as may be directed by the Issuer as hereinafter in this Section 2.07 provided.

            Prior to the delivery by the Trustee of any of the Project Bonds there shall be filed with the Trustee:

            1. A copy, duly certified by the Clerk of the Legislative Authority, of the Bond Legislation authorizing the execution and delivery of the Indenture, Agreement, Bond Purchase Agreement, and the issuance and sale of the Project Bonds, and a copy, duly certified by a general partner of the Company, of the resolution or resolutions adopted by the Company authorizing the execution and delivery of the Agreement, Reimbursement Agreement, Bond Purchase Agreement, Assignment of Rents, Mortgage, Security Agreement, Guarantee Agreement and Note.

            2. Original executed counterparts of the Indenture, Agreement, Mortgage, Assignment of Rents, Security Agreement, Guarantee Agreement and the Reimbursement Agreement.

            3. The original executed Letter of Credit.

            4. The original executed Note which will:

                  (a) be payable to the Issuer, and assigned to the Trustee;

                  (b) be issued in a principal amount equal to the aggregate principal amount of the Project Bonds;

                  (c) provide for payments of interest equal to the payments of interest on the Project Bonds;

                  (d) require payments of principal, any premium and/or
            prepayments equal to the payments of principal, and premium and/or mandatory sinking fund payments on the Project Bonds;

                  (e) require all payments on such Note to be made on or prior to the date for the corresponding payments to be made on the Project Bonds;

                  (f) contain optional prepayment provisions and provisions in respect of the acceleration of principal and any premium corresponding to such provisions of the Project Bonds;

                  (g) be on a parity with all other Notes thereafter executed and delivered by the Company.

            5. A written opinion or opinions of one or more legal counsel acceptable to the Trustee to the effect that:

                  (a) the Indenture has been duly authorized, executed and
            delivered by the Issuer and constitutes a valid and legally binding instrument enforceable in accordance with its terms (except as the same may be subject to limitations upon the right to obtain judicial orders requiring specific performance and may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws in effect from time to time affecting the rights of creditors generally), and the Project Bonds have been validly authorized and executed and are (or when authenticated and delivered will be) valid and legally binding special obligations of the Issuer in accordance with their terms (except as aforesaid);

                  (b) the Agreement and the Bond Purchase Agreement have been duly authorized, executed and delivered and constitute valid and legally binding instruments enforceable in accordance with their terms, except as the same may be subject to limitations upon the right to obtain judicial orders requiring specific performance and may be limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting generally the enforcement of creditors' rights;

                  (c) the Reimbursement Agreement, the Mortgage, the Assignment
            of Rents, Security Agreement, and the Note have been duly authorized, executed and delivered and are valid and legally binding obligations of the Company;

                  (d) all recordings and filings required to be made under the
            Bond Legislation authorizing the Project Bonds have been made; and

                  (e) all conditions precedent to the delivery of the Project
            Bonds and the Note have been fulfilled.

            6. Evidence satisfactory to the Trustee and the Letter of Credit Bank that the Company has good title to, the Project Site, and a Title Insurance Binder issued by Chicago Title Insurance Company in favor of the Trustee and the Letter of Credit Bank with respect to the real estate covered by the Mortgage in the amount of not less than $2,495,500, and the form of title insurance policy to be issued pursuant to the aforesaid Binder.

            7. A request and authorization to the Trustee on behalf of the Issuer, signed by the Executive or the Fiscal Officer, to authenticate and deliver the Project Bonds to, or on the order of, the Original Purchaser upon payment to the Trustee, but for account of the Issuer, of the sum specified therein plus accrued interest, which shall be deposited as provided in Section 6 of the Bond Legislation.

            8. An opinion of nationally recognized bond counsel that interest on the Project Bonds is excludable from gross income of the recipients thereof for Federal tax purposes.

            9. An opinion of counsel with respect to the validity and enforceability of the Letter of Credit and opining that draws under the Letter of Credit will not constitute an avoidable preference in the hands of the Trustee in the event of bankruptcy of the Company.

            10. An opinion of counsel to the Guarantors with respect to the valid execution and the enforceability of the Guarantee Agreement.

            Section 2.08 Delivery of Additional Bonds. Before any Additional Bonds authorized by Section 8 of the Bond Legislation authorizing the Project Bonds shall be authenticated and delivered by the Trustee, there shall be filed with the Trustee those items required by Section 8 of the Bond Legislation, and:

            1. A copy, duly certified by the Clerk of the Legislative Authority, of the Bond Legislation authorizing the issuance and sale of such Additional Bonds.

            2. An original executed counterpart of any amendment or supplement to the Indenture, Agreement and Mortgage.

            3. A copy of the written request from the Company to the Issuer for issuance of the Additional Bonds and a copy, duly certified by a general partner of the Company, of the resolution or resolutions adopted by the Company authorizing the execution and delivery of a Note or Notes, if any, and any amendments or supplements to the Agreement and Indenture in connection with the issuance of such Additional Bonds.

            4. An original executed letter of credit as required by Section 8 of the Bond Legislation.

            5. The original executed Note or Notes with such variations in principal amounts, interest rates, interest payment and maturity dates and prepayment provisions as may be appropriate to correspond to such provisions of the Additional Bonds, which Note or Notes will:

                  (a) be payable to the Issuer and assigned to the Trustee;

                  (b) be issued in an aggregate principal amount equal to the aggregate principal amount of the Additional Bonds;

                  (c) provide for payments of interest equal to the payments of interest on the Additional Bonds;

                  (d) require payments of principal, any premium and/or
            prepayments equal to the payments of principal, any premium and/or sinking fund payments on the Additional Bonds;

                  (e) require all payments on such Note or Notes to be made on or prior to the date for the corresponding payments to be made on the Additional Bonds;

                  (f) contain optional prepayment provisions and provisions in respect of the acceleration of principal and any premium corresponding to such provisions of the Additional Bonds; and

                  (g) be on a parity with all other Notes before or after
            executed and delivered by the Company pursuant to the Agreement corresponding to any Bonds.

            6. A written opinion or opinions of one or more counsel acceptable to the Trustee to the effect that:

                  (a) the indenture supplemental hereto providing for the
            issuance of the Additional Bonds has been duly authorized, executed and delivered by the Issuer and constitutes a valid and legally binding instrument enforceable in accordance with its terms (except as the same may be subject to limitations upon the right to obtain judicial orders requiring specific performance and may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws in effect from time to time affecting the rights of creditors generally), and the Additional Bonds have been validly authorized and executed and are (or when authenticated and delivered pursuant to the request of the Issuer, will be) valid and legally binding special obligations of the Issuer in accordance with their terms (except as aforesaid);

                  (b) the Agreement as amended or supplemented in connection with the issuance of the Additional Bonds, has been duly authorized, executed and delivered and constitutes a valid and legally binding instrument enforceable in accordance with its terms, except as the same may be subject to limitations upon the right to obtain judicial orders requiring specific performance and may be limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting generally the enforcement of creditors' rights or the enforcement of the security provided by the Agreement, as amended or supplemented as aforesaid;

                  (c) the Note or Notes delivered under paragraph 5 above have been duly authorized, executed and delivered and are valid and legally binding obligations of the Company;

                  (d) all recordings and filings required to be made under the
            Bond Legislation authorizing the Project Bonds and such Additional Bonds have been made; and

                  (e) all conditions precedent to the delivery of such
            Additional Bonds and the Note or Notes delivered under paragraph 5 above have been fulfilled.

            7. A request and authorization to the Trustee on behalf of the Issuer, signed by the Executive or the Fiscal Officer, to authenticate and deliver such Additional Bonds to, or on the order of, the Original Purchaser thereof upon payment to the Trustee, but for the account of the Issuer, of the sum specified therein plus accrued interest, which shall be deposited as provided in the Bond Legislation authorizing such Additional Bonds.

            8. An opinion of nationally recognized bond counsel or a ruling of the Internal Revenue Service that the issuance of such Additional Bonds will not affect the Federal income tax exemption on any outstanding Bonds and that interest on such Additional Bonds will be exempt from gross income for Federal income tax purposes.

            9. Consent of the Letter of Credit Bank to the issuance of Additional Bonds.

            10. An opinion of counsel that draws under the letter of credit issued with respect to Additional Bonds would not constitute an avoidable preference in the event of bankruptcy of the Company.

                                   ARTICLE III

                               REDEMPTION OF BONDS

            Section 3.01 Privilege of Redemption and Redemption Price. The Bonds shall be subject to redemption prior to maturity at such times, to the extent and in the manner provided in the applicable Bond Legislation, all subject to this Indenture.

            Section 3.02 Issuer's Election to Redeem. The Issuer, except in the case of redemption pursuant to any mandatory redemption provisions provided in the Bond Legislation, and except as otherwise provided in the Bond Legislation, shall give written notice to the Trustee of its election to redeem in the manner provided in and in accordance with the applicable Bond Legislation, of the places where the amounts due upon such redemption are payable, and of the redemption date and of the principal amount of each maturity of each series of redeemable Bonds to be redeemed, which notice shall be given at least forty-five days prior to the redemption date or such shorter period as shall be acceptable to the Trustee. In the event notice of redemption shall have been given as in the Bond Legislation or Section 3.03 provided, the Issuer shall, and hereby covenants that it will on or prior to the redemption date, if sufficient funds shall have been provided for the purpose by the Company under the Agreement or the Letter of Credit, pay or cause to be paid to the Trustee an amount in cash which, in addition to other moneys, if any, available therefor held by the Trustee, will be sufficient to redeem at the Redemption Price thereof, plus interest accrued to the redemption date, all of the redeemable Bonds which the Issuer has so elected to redeem.

            Section 3.03 Notice of Redemption. When the Trustee shall receive notice from or on behalf of the Issuer of its election to redeem Bonds, or in order to carry out any mandatory redemption provisions of any Bond Legislation, the Trustee shall give notice of call for redemption as provided for in the applicable Bond Legislation.

            Section 3.04 Payment of Redeemed Bonds. Notice having been given in the manner provided in Section 3.03, the Bonds so called for redemption shall become due and payable on the redemption date at the Redemption Price, plus interest accrued to the redemption date, and, upon presentation and surrender thereof at the place or places specified in such notice, such Bonds shall be paid at the Redemption Price plus interest accrued to the redemption date. If, on the redemption date, moneys for the redemption of all such Bonds to be redeemed, together with interest to the redemption date, are held by the Trustee so as to be available therefor on said date and if notice of redemption shall have been given as aforesaid, then, from and after the redemption date such Bonds so called for redemption shall cease to bear interest, and said Bonds shall no longer be considered as outstanding hereunder. If said moneys shall not be so available on the redemption date, such Bonds shall continue to bear interest until paid at the same rate as they would have borne had they not been called for redemption.

            All moneys deposited in the Bond Fund and held by the Trustee or Paying Agents for the redemption of particular Bonds shall be held in trust for the account of the holders thereof and shall be paid to them respectively upon presentation and surrender of such Bonds.

                                   ARTICLE IV

                         FURTHER PROVISIONS AS TO FUNDS,
                         PAYMENTS, PROJECT AND AGREEMENT

            Section 4.01 Provisions for Payment. The Issuer hereby authorizes and directs the Trustee to cause withdrawal of sufficient funds from the Bond Fund available for such purpose to pay the Bond service charges on the Bonds as the same become due and payable (whether at stated maturity or by redemption or pursuant to any Mandatory Sinking Fund Requirements or otherwise), for the purposes of paying, or transferring necessary funds to Paying Agents to pay, said Bond service charges, which authorization and direction the Trustee hereby accepts. The Trustee shall create and maintain a separate Reimbursement Account ("Reimbursement Account") within the Bond Fund which Reimbursement Account shall be used by the Trustee to reimburse the Letter of Credit Bank, as provided herein or in the Agreement.

            Section 4.02 Non-presentment of Bonds. In the event any Bond shall not be presented for payment when the principal thereof becomes due, whether at maturity, at the date fixed for redemption thereof, or otherwise, if funds sufficient to pay such Bond shall have been made available to the Trustee for the benefit of the holder or holders thereof, all liability of the Issuer to the holder thereof for the payment of such Bond shall thereupon cease and be completely discharged, and it shall be the duty of the Trustee to hold such funds, without liability for interest thereon, in a separate account in the Bond Fund for the benefit of the holder of such Bond, who shall thereafter be restricted exclusively to such funds for any claim of whatever nature on his part under this Indenture or on, or with respect to, said Bond; provided that any funds which shall be so held by the Trustee and which remain unclaimed by the holder of the Bond not presented for payment for a period of three years after such due date thereof, shall be paid first to the Letter of Credit Bank to the extent of any amounts due and payable to the Letter of Credit Bank under the Reimbursement Agreement and then to the Company free of any trust or lien and thereafter the holder of such Bond shall look only to the Company for payment and then only to the amounts so received by the Letter of Credit Bank or the Company without any interest thereon, and the Trustee shall have no further responsibility with respect to such moneys.

            Section 4.03 Extension of Payment of Bonds. The Issuer shall not directly or indirectly extend or assent to the extension of the maturity of any of the Bonds or the time of payment of any claims for interest, by the purchase or funding of such Bonds or claims for interest or by any other arrangement, and in case the maturity of any of the Bonds or the time for payment of any such claims for interest shall be extended, such Bonds or claims for interest shall not be entitled in case of any event of default under this Indenture to the benefit of the Indenture or to any payment out of the funds (except funds held for the payment of particular Bonds or claims for interest pursuant to this Indenture held by the Trustee or any Paying Agent) except subject to the prior payment of the principal of all Bonds issued and outstanding the maturity of which has not been extended and of such portion of the accrued interest on the Bonds as shall not be represented by such extended claims for interest. Nothing herein shall be deemed to limit the right of the Issuer to issue any duly authorized refunding Bonds and such issuance shall not be deemed to constitute an extension of maturity of the Bonds.

            Section 4.04 Payments to Trustee and Paying Agents. Pursuant to the provisions of the Agreement, the Company has agreed to pay to the Trustee, continuing until the outstanding Bonds shall have been fully paid and discharged in accordance with the provisions of the Indenture, the reasonable fees, charges and expenses of the Trustee, as Trustee (for Ordinary and Extraordinary Services and Expenses), Bond Registrar and Paying Agent, and of other Paying Agents, as and when the same become due; provided, that the Company may, without creating a default thereunder, contest in good faith the necessity for any such Extraordinary Services and Extraordinary Expenses and the reasonableness of any such fees, charges or expenses. The initial or acceptance fees of the Trustee and the fees, charges and expenses of the Trustee or other Paying Agents referred to in the first sentence of this Section, which may become due and payable during the Construction Period (as defined in the Agreement) may be paid by the Trustee from the Construction Fund as and when the same shall become due and payable as provided in the Agreement.

            Section 4.05 Moneys to be Held in Trust. All moneys required or permitted to be deposited with or paid to the Trustee or any Paying Agent under any provision of this Indenture, the Letter of Credit or the Agreement, and any investments thereof, shall be held by the Trustee or such Paying Agent in trust and, except for moneys deposited with or paid to the Trustee or any Paying Agent for the redemption of Bonds, notice of the redemption of which has been duly given, and moneys held by the Trustee pursuant to Section 4.02 hereof, shall, while held by the Trustee or Paying Agent, be subject to the lien hereof.

            Section 4.06 Insurance and Condemnation Proceeds. In the event that Net Proceeds, or an amount equal to Net Proceeds, of any insurance or condemnation award shall be paid to the Trustee for the account of the Issuer and deposited in a special account or in the Reimbursement Account in the Bond Fund, in accordance with the provisions of Section 5.8 of the Agreement, the Trustee hereby agrees to accept and disburse such Net Proceeds or amount as directed by the Issuer with the consent of the Letter of Credit Bank and the Company. Any such Net Proceeds or amount equal thereto deposited in the Reimbursement Account in the Bond Fund in accordance with the provisions of said
Section 5.8 shall be applied in the manner provided in Section 2.9 of the Agreement.

            Section 4.07 Repayment to the Company or the Letter of Credit Bank from the Bond Fund. Except as provided in Section 4.02 of this Indenture, any amounts remaining in the Bond Fund, after all of the outstanding Bonds shall be deemed to have been paid and discharged under the provisions of this Indenture, and the fees, charges and expenses of the Trustee and the Paying Agents and all other amounts required to be paid under this Indenture and the Agreement shall have been paid, shall be paid first to the Letter of Credit Bank in satisfaction of any outstanding obligations of the Company to the Letter of Credit Bank under the terms of the Reimbursement Agreement and then to the Company upon the expiration or sooner termination of the Agreement, provided that nothing contained herein shall impair any right of the Issuer or the Trustee under the Agreement, this

Indenture or law to recover from such amounts prior to such payment to the Company any loss, cost or expense incurred as a result of any default by the Company in any payment of Loan Payments.

            Section 4.08 Records of Construction Fund. The Trustee shall cause to be kept and maintained adequate records pertaining to the Construction Fund and all disbursements therefrom. After the Project has been completed and a certificate of payment of all costs is filed as provided in Section 4.09 hereof, the Trustee shall, if requested by the Issuer, the Letter of Credit Bank or the Company, file an accounting thereof with the Issuer, the Letter of Credit Bank and with the Company.

            Section 4.09 Completion of the Project. The completion of the Project and payment of all costs and expenses incident thereto shall be evidenced by the filing with the Trustee and the Letter of Credit Bank of (i) the certificate of the Authorized Company Representative required by Section 3.3 of the Agreement and (ii) a certificate signed by the Authorized Company Representative, stating that all obligations and costs in connection with the Project and payable out of the Construction Fund have been paid and discharged except for amounts retained by the Trustee as provided under the Agreement for the payment of costs of the Project not then due and payable. After the Completion Date, any balance remaining in the Construction Fund (other than the amounts retained by the Trustee referred to in the preceding sentence) shall be deposited or applied in accordance with Section 4.2(g) of the Agreement.

            Section 4.10 Amendments to Agreement and Letter of Credit Not Requiring Consent of Bondholders. The Issuer and the Trustee shall, without the consent of or notice to the Bondholders, but only with the consent of the Letter of Credit Bank, consent to any amendment, change or modification of the Agreement or the Letter of Credit as may be required (i) by the provisions of the Agreement, the Letter of Credit and this Indenture, (ii) in connection with the issuance of Additional Bonds as specified in Section 2.08 hereof, (iii) for the purpose of curing any ambiguity, inconsistency or formal defect or omission in the Agreement or the Letter of Credit, or (iv) in connection with any other change therein which, in the judgment of the Trustee and the Issuer, is not to the prejudice of the Trustee, the Issuer or the holders of the Bonds.

            Section 4.11 Amendments to Agreement Requiring Consent of Bondholders. Except for the amendments, changes or modifications as provided in
Section 4.10 hereof, neither the Issuer nor the Trustee shall consent to (i) any amendment, change or modification of the Agreement which would change the

Loan Payments under the Agreement or the Company's covenant not to adversely affect the tax exempt status of the Bonds without the mailing of notice as provided in this Section of such proposed amendment, change or modification and the written approval or consent thereto of the holders of all of the then outstanding Bonds, or (ii) any other amendment, change or modification of the Agreement without the mailing of notice as provided in this Section of such proposed amendment, change or modification and the written approval or consent thereto of the holders of not less than 66-2/3% in aggregate principal amount of the Bonds then outstanding. Such approval or consent of the Bondholders shall be procured as provided in Section 7.02 hereof with respect to supplemental indentures. If at any time the Issuer and the Company shall request the consent of the Trustee to any such proposed amendment, change or modification of the Agreement as provided in clause (i) or (ii) of the first sentence of this Section, the Trustee shall, upon being satisfactorily indemnified with respect to expenses, cause notice of such proposed amendment, change or modification to be mailed in the same manner as provided by Section 7.02 hereof with respect to notice of supplemental indentures, which notice shall briefly set forth the nature of such proposed amendment, change or modification and shall state that copies of the instrument embodying the same are on file at the corporate trust office of the Trustee for inspection by all Bondholders. Anything herein to the contrary notwithstanding, no amendment, change or modification to the Agreement under this Section 4.11 shall be permitted without the prior written consent of the Letter of Credit Bank.

            Section 4.12 Subordination to Rights of the Company. As provided in
Section 7.2 of the Agreement, this Indenture and the assignments and pledges hereunder are subject and subordinate to the rights of the Company under the Agreement so long as no event of default has occurred thereunder.

            Section 4.13 Removal of Portions of Project. Reference is made to the provisions of the Agreement, including without limitation Section 5.2 thereof, whereby the Company may remove portions of the Project upon compliance with the terms and conditions of the Agreement. The Trustee shall, at the request of the Issuer or the Company and upon such provisions of the Agreement being complied with, certify that any such portions are no longer part of the Project for purposes of this Indenture.

            Section 4.14. Amendments to Letter of Credit Requiring Consent of Bondholders. Except for the amendments to the Letter of Credit as provided in
Section 4.10 hereof, neither the Issuer nor the Trustee shall consent to any other amendment to the Letter of Credit without consent of the Letter of Credit Bank and the holders of not less than 66-2/3% in aggregate principal amount of the Bonds then outstanding. If at any time the Issuer and the Company shall request the consent of the Trustee to any proposed amendment of the Letter of Credit, the Trustee shall, upon being satisfactorily indemnified with respect to expenses, cause notice to be given in the same manner as provided in Section
7.02 hereof with respect to supplemental indentures.

            Section 4.15 Letter of Credit. Except as otherwise provided in this Section, the Trustee shall deposit in the Bond Fund upon receipt all Pledged Receipts, all moneys received upon drawings made under the Letter of Credit, all amounts representing proceeds from the sale or liquidation of any collateral pursuant to the Mortgage, the Security Agreement, the Guarantee Agreement, and any other amounts which, under the terms of this Indenture, the Note, the Agreement, the Mortgage, the Assignment of Rents, or the Letter of Credit are to be applied to the payment of Bond service charges. Except as provided in this
Section 4.15 and Sections 4.02 and 4.16 hereof, the Bond Fund (and accounts therein for which provision is made herein or in the Agreement) and the moneys and Eligible Investments therein shall be used solely and exclusively for the payment of Bond service charges as they fall due at stated maturity, or by redemption or pursuant to any Mandatory Sinking Fund Requirements or upon acceleration, all as provided herein and in the Agreement.

            The Trustee shall establish separate accounts within the Bond Fund for each separate series of Bonds. The Trustee shall establish separate subaccounts within each separate series account in the Bond Fund to the extent required so that the Trustee may at all times ascertain the date and source of deposit of the funds in each subaccount.

            Moneys in the Bond Fund shall be used to pay Bond service charges with respect to the Bonds and for the redemption of Bonds prior to maturity and as otherwise provided in this Indenture only in the following order:

            FIRST: Amounts derived from the proceeds of the initial sale and delivery of the Bonds representing any accrued interest thereon, and proceeds from the investment thereof;

            SECOND: Amounts drawn by the Trustee under the Letter of Credit; and

            THIRD: Any other amounts available in the Bond Fund.

            The Issuer hereby authorizes and directs the Trustee to draw on the Letter of Credit pursuant to its terms, in the amounts and at the times necessary to pay Bond service charges on the Bonds pursuant to this Section 4.15.

            The Trustee shall draw upon the Letter of Credit in accordance with the terms thereof under the following circumstances:

                  (a) On or before 11:00 A.M., local time, on the fourth
            Business Day prior to any Interest Payment Date or the fourth Business Day preceding the date of the purchase of any Bonds by the Remarketing Agent pursuant to Section 5.21 hereof, or the payment of any discount pursuant to Section 5.20 hereof, the Trustee shall determine the amount necessary to make all required payments of principal and interest on the Bonds on the next succeeding Interest Payment Date or such purchase of the Bonds or such payments of discounts thereon, and shall present a draft to the Letter of Credit Bank (together with required certificates under the Letter of Credit) in such amount, so as to permit the timely transfer of funds (which in the case of any payment of principal or interest on the Bonds, other than as a result of inability of the Remarketing Agent to remarket such Bonds, shall require that such funds be in the Trustee's possession on the Business Day immediately preceding the date such principal or interest is due on the Bonds) from the Letter of Credit Bank to the Trustee for payment of the principal of and interest on the Bonds when due, whether at maturity or upon prior redemption or acceleration or otherwise, or the payment of the purchase price of the Bonds or the payment of any discount from the remarketing of the Bonds. In addition to the foregoing draws, the Trustee shall make a draw on the Letter of Credit in the case of a Defaulting Buyer (as defined in Section 5.23 hereof).

                  (b) Upon acceleration of the Bonds upon the occurrence of an
            Event of Default under Section 6.01 hereof, the Trustee shall, on or before 10:00 A.M., local time, on the Business Day following the date of declaration of the acceleration of the Bonds, present a draft to the Letter of Credit Bank (together with required certificates under the Letter of Credit) for payment of the entire amount due under Section 6.02 hereof.

                  (c) If the Letter of Credit Bank has not transferred funds in accordance with the Letter of Credit upon the presentment of any such draft, the Trustee shall (i) resubmit such draft properly and take such other action as may be necessary to cause the Letter of Credit Bank to honor its obligations under the Letter of Credit and
            (ii) promptly notify, by oral or telephonic communication confirmed in writing, the

            Company of the failure of the Letter of Credit Bank to transfer funds.

            In calculating the amount to be drawn on the Letter of Credit for the payment of principal of and interest on the Bonds, whether at maturity or upon redemption or acceleration, the Trustee shall not take into account the potential receipt of funds from the Company under the Agreement on or before the corresponding Interest Payment Date, or the existence of any other moneys in the Bond Fund (other than accrued interest, if any, received at the time of the issuance and delivery of the Bonds), but shall draw on the Letter of Credit for the full amount of principal and interest coming due on the Bonds. In calculating the amount to be drawn on the Letter of Credit for the purchase of Bonds and the payment of any such discount in connection with the remarketing of the Bonds, the Trustee shall take into account only the proceeds expected to be received by the Remarketing Agent with respect to the remarketing of such Bonds, including purchase thereof for its own account. Upon receipt of such moneys from the Letter of Credit Bank, the Trustee shall (i) deposit the amount representing a drawing on the Letter of Credit for the payment of principal and interest on the Bonds in the Bond Fund, and apply the same to the payment of such principal and interest due on the Bonds on the next succeeding Interest Payment Date, (ii) deposit the amount representing a drawing on the Letter of Credit for the purchase of Bonds and the payment of any such discount in a separate trust fund and disburse said amount to the Remarketing Agent for the purchase of Bonds and the payment of any such discount and (iii) so long as there does not exist the Event of Default described in Section 6.01(j) hereof, pay, on behalf of the Company, but only from and to the extent of Loan Payments and any other amounts then on deposit in the Reimbursement Account in the Bond Fund and not derived from drawings under the Letter of Credit, to the Letter of Credit Bank any and all amounts then due and payable under the Reimbursement Agreement. Any payment made by the Trustee on behalf of the Company described in clause (iii) of the immediately preceding sentence shall be made by wire transfer of immediately available funds to the account of the Letter of Credit Bank on the date the Trustee receives moneys pursuant to a drawing upon the Letter of Credit.

            The Trustee shall transmit to any Paying Agents, as appropriate from moneys in the Bond Fund applicable thereto, amounts sufficient to make timely payments of principal of and any premium on the Bonds to be made by those Paying Agents and then due and payable. To the extent that the amount needed by any Paying Agent is not sufficiently predictable, the Trustee may make any credit arrangements with that Paying Agent which will permit those payments to be made. The Issuer authorizes and directs the Trustee to cause withdrawal of moneys from the Bond Fund which are available for the purpose of paying, and are sufficient to pay, the principal of and any premium on the Bonds as they become due and payable (whether at stated maturity, by redemption or pursuant to any Mandatory Sinking Fund Requirements), for the purposes of paying or transferring moneys to the Paying Agents which are necessary to pay such principal and premium.

            Section 4.16. Extension of Letter of Credit; Alternate Letter of Credit. The Letter of Credit expires upon the earliest to occur of (i) the Trustee's making of the final drawing available to be made thereunder, (ii) receipt by the Letter of Credit Bank of written notice from the Trustee that the Indenture has been discharged and all outstanding Bonds have been deemed to be paid in full in accordance with the Indenture or (iii) subject to the provision for extension, and for substitution of an Alternate Letter of Credit provided for herein, September 2, 1991.

            The Letter of Credit Bank may, at its election, provide for an extension of the expiration date of the Letter of Credit to a date not earlier than one (1) year from the Letter of Credit Termination Date being extended. The Company may, at its option, provide for the delivery to the Trustee of an Alternate Letter of Credit, which shall have an expiration date of not earlier than one (1) year from the Letter of Credit Termination Date for the Letter of Credit it replaces and shall otherwise comply with the terms of the Alternate Letter of Credit Agreement. The issuer of the Alternate Letter of Credit must be organized under Federal or state laws with a net worth at the time of issuance of the Alternate Letter of Credit at least equal to that of the Letter of Credit Bank (or any successor entity thereto under the Letter of Credit) at such time. If the Letter of Credit is so extended to a date not earlier than one (1) year from the Letter of Credit Termination Date being extended, or if the Company so provides such an Alternate Letter of Credit complying with the requirements of this paragraph, the mandatory redemption pursuant to the terms of this Indenture shall not occur.

            Section 4.17. Release of Documents Upon Termination of Letter of Credit. Upon the termination of the Letter of Credit, the Trustee, upon written direction from the Company, shall unconditionally and timely release and discharge the lien of the Mortgage, the Assignment of Rents and the Security Agreement (and any other documents or instruments given as security by the Company or any guarantor under the Guarantee Agreement or Additional Guarantees) and shall redeliver the Guarantee Agreement and the Additional Guarantees to each of the Guarantors.

                                    ARTICLE V

                         THE TRUSTEE, REMARKETING AGENT,
                        INDEXING AGENT AND PAYING AGENTS

            Section 5.01 Trustee's Acceptance and Responsibilities. The Trustee hereby accepts the trusts imposed upon it by this Indenture and the Agreement, and agrees to perform the trusts and its obligations under this Indenture and the Agreement as a prudent man would exercise or use under the circumstances in the conduct of his own affairs, but only upon and subject to the following express terms and conditions:

                  (a) The Trustee may execute any of the trusts or powers hereof and perform any of its duties by or through attorneys, agents, receivers or employees but shall be answerable for the conduct of the same in accordance with the standard specified above, and shall be entitled to advice of counsel concerning all matters of trusts hereof and duties hereunder, and may in all cases pay reasonable compensation to all such attorneys, agents, receivers and employees as may reasonably be employed in connection with the trusts hereof. The Trustee may act upon the opinion or advice of any attorney (who may be the attorney or attorneys for the Issuer or the Company), approved by the Trustee in the exercise of reasonable care. The Trustee shall not be responsible for any loss or damage resulting from any action taken or not taken in good faith in reliance upon such opinion or advice. The Trustee shall, however, be responsible for loss or damage resulting from any negligence or willful misconduct on its part.

                  (b) Except for its certificate of authentication on the Bonds, the Trustee shall not be responsible for any recital herein or in the Bonds, or for the validity, priority, recording or rerecording, filing or refiling of this Indenture or the Agreement or any financing statements, amendments thereto or continuation statements, or for insuring the Project or collecting any insurance moneys, or for the validity of the execution by the Issuer of this Indenture or of any supplements thereto or instruments of further assurance, or for the sufficiency of the security hereof. The Trustee shall not be bound to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of the Issuer or on the part of the Company under the Agreement in connection with the matters referred to in Section 5.1 of the Agreement, except as hereinafter set forth; but the Trustee may require of the Issuer or the Company full information and advice as to the performance of the covenants, conditions and agreements aforesaid. Except as otherwise provided in Section 6.03 hereof, the Trustee shall have no obligation to perform any of the duties of the Issuer under the Agreement.

                  (c) The Trustee shall not be accountable for the application by the Company of the proceeds of any Bonds authenticated or delivered hereunder.

                  (d) The Trustee shall be protected in acting upon any notice, request, consent, certificate, order, affidavit, letter, telegram or other paper or document believed to be genuine and correct and to have been signed or sent by the proper person or persons. Any action taken by the Trustee pursuant to this Indenture upon the request or authority or consent of any person who at the time of making such request or giving such authority or consent is the holder of any Bonds, shall be conclusive and binding upon all future holders of the same Bond and of Bonds issued in exchange therefor or in place thereof.

                  (e) As to the existence or nonexistence of any fact or as to the sufficiency or validity of any instrument, paper or proceeding, the Trustee shall be entitled to rely upon a certificate signed on behalf of the Issuer or the Company by an authorized officer or partner thereof as sufficient evidence of the facts therein contained, and, prior to the occurrence of a default of which the Trustee has been notified as provided in paragraph (g) of this Section, or of which by said paragraph it is deemed to have notice, shall also be entitled to rely upon a similar certificate to the effect that any particular dealing, transaction or action is necessary or expedient, but may at its discretion obtain such further evidence deemed necessary or advisable, but shall in no case be bound to secure the same. The Trustee may accept a certificate of an officer, or an assistant thereto, of the Issuer having charge of the appropriate records to the effect that legislation or any resolution in the form therein set forth has been adopted by the Legislative Authority of the Issuer or by the general partners of the Company, as conclusive evidence that such legislation or resolution has been duly adopted and is in full force and effect.

                  (f) The permissive right of the Trustee to do things
            enumerated in this Indenture shall not be construed as a duty and the Trustee shall not be answerable for other than its negligence or willful misconduct.

                  (g) The Trustee shall not be required to take notice or be deemed to have notice of any default hereunder, except events of default described in paragraphs (a), (b), (i), (j), or (k), of
            Section 6.01 hereof, unless the Trustee shall be specifically notified by writing delivered to it of such default by the Issuer, the Letter of Credit Bank or the Company or by the holders of at least twenty-five percent in aggregate principal amount of Bonds then outstanding, and in the absence of such notice so delivered the Trustee may conclusively assume there is no default except as aforesaid.

                  (h) The Trustee shall not be personally liable for any debts contracted, or for injury or damage to persons or to personal property, or for salaries or nonfulfillment of contracts, relating to the Project.

                  (i) At any and all reasonable times the Trustee and the Letter of Credit Bank, and their duly authorized agents, attorneys, experts, engineers, accountants and representatives shall have the right fully to inspect the Project and any and all books, papers and records of the Issuer pertaining to the Project and the Bonds, and to take such memoranda from and in regard thereto and make copies thereof as may be desired.

                  (j) The Trustee shall not be required to give any bond or
            surety in respect of the execution of the said trusts and powers or otherwise in respect of the premises.

                  (k) Notwithstanding anything elsewhere in this Indenture
            contained, the Trustee shall have the right, but shall not be required, to demand, in respect of the authentication of any Bonds, the withdrawal of any cash, the release of any property, or any action whatsoever within the purview of this Indenture, any showings, certificates, opinions, appraisals or other information, or corporate action or evidence thereof, in addition to that by the terms hereof required as a condition of such action by the Trustee, deemed desirable for the purpose of establishing the right of the Issuer to the authentication of any Bonds, the withdrawal of any cash, the release of any property, or the taking of any other action by the Trustee.

                  (l) Before taking action under Article VI or Section 5.04
            hereof, the Trustee may require that a satisfactory indemnity bond be furnished for the reimbursement of all expenses to which it may be put and to protect it against all liability, except liability which is adjudicated to have resulted from its negligence or willful misconduct by reason of any action so taken.

                  (m) Unless otherwise provided herein, all moneys received by the Trustee under this Indenture shall, until used or applied or invested as herein provided, be held in trust for the purposes for which they were received but need not be segregated from other funds except to the extent required by this Indenture or by law. The Trustee shall not be under liability for interest on any moneys received hereunder except such as may be agreed upon with the Issuer or the Company.

            Section 5.02 Fees, Charges and Expenses of Trustee and Paying Agents. Subject to the provisions of Section 4.04 hereof, the Trustee shall be entitled to timely payment and/or reimbursement for reasonable fees for its Ordinary Services rendered hereunder and all advances, counsel fees and other Ordinary Expenses reasonably and necessarily made or incurred by the Trustee in connection with such Ordinary Services and, in the event that it should become necessary that the Trustee perform Extraordinary Services, it shall be entitled to reasonable extra compensation therefor, and to reimbursement for reasonable and necessary Extraordinary Expenses in connection therewith; provided, that if such Extraordinary Services or Extraordinary Expenses are occasioned by the neglect or willful misconduct of the Trustee, it shall not be entitled to compensation or reimbursement therefor. The Trustee and any Paying Agent shall also be entitled to payment and reimbursement, but only from the applicable Construction Fund or from the Additional Payments by the Company pursuant to the Agreement or from Pledged Receipts available therefor, but not from moneys derived from drawings on the Letter of Credit, for their reasonable fees and charges as Paying Agents.

            Section 5.03 Notice to Bondholders if Default Occurs. If a default occurs of which the Trustee has, pursuant to this Indenture, notice, then the Trustee shall give written notice thereof to the Letter of Credit Bank and to the holders of all Bonds then outstanding as shown by the registration books maintained pursuant to Section 2.04 hereof.

            Section 5.04 Intervention by Trustee. In any judicial proceeding to which the Issuer, Letter of Credit Bank or the Company is a party and which in the opinion of the Trustee and its attorney has a substantial bearing on the interest of holders of the Bonds, the Trustee may intervene on behalf of the Bondholders and shall do so if requested in writing by the holders of at least twenty-five percent in the aggregate principal amount of Bonds then outstanding. The rights and obligations of the Trustee under this Section are subject to the approval of such intervention by a court of competent jurisdiction.

            Section 5.05 Successor Trustee. Any corporation or association into which the Trustee may be converted or merged, or with which it or any successor to it may be consolidated, or to which it may sell or transfer its assets and trust business as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which it is a party, ipso facto, shall be and become successor Trustee hereunder and vested with all of the title to the trust estate hereunder and all the trusts, powers, discretions, immunities, privileges and all other matters as was its predecessor, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that any such successor Trustee shall be a trust company, a bank or a banking association authorized to exercise corporate trust powers within the State of Ohio, having a reported capital and surplus or undivided profits of not less than $50,000,000.

            Section 5.06 Resignation by the Trustee. The Trustee may at any time resign from the trusts hereby created by giving at least sixty (60) days' written notice thereof to the Issuer, the Letter of Credit Bank, the Company and the Original Purchaser of each series of Bonds then outstanding, and by giving such notice in the same manner as provided for in the Bond Legislation for giving notice of call for redemption, not less than forty-five (45) days before such resignation is to take effect, and such resignation shall take effect at the appointment of a successor Trustee by the Bondholders or by the Issuer and acceptance by the successor Trustee of such trusts.

            Section 5.07 Removal of the Trustee. The Trustee may be removed at any time by an instrument or concurrent instruments in writing delivered to the Trustee, to the Issuer, the Letter of Credit Bank and to the Company and signed by or on behalf of the holders of a majority in aggregate principal amount of Bonds then outstanding; provided however, that the removal of the Trustee shall not be effective until a successor Trustee has been appointed pursuant to
Section 5.08 hereof.

            Section 5.08 Appointment of Successor Trustee. In case the Trustee hereunder shall resign or be removed, or be dissolved, or otherwise become incapable of acting hereunder, or in case it shall be taken under the control of any public officer or officers, or of a receiver appointed by a court, a successor shall be appointed by the Issuer with the written consent of the Company and the Letter of Credit Bank; provided that if a successor Trustee is not so appointed within ten days after notice of resignation is mailed or instrument of removal is delivered as provided in Sections 5.06 and 5.07, respectively, or within ten days after the Trustee is dissolved, taken under control or otherwise incapable of action as above provided, then the holders of a majority in aggregate principal amount of Bonds then outstanding, by an instrument or concurrent instruments in writing signed by or on behalf of such holders, may designate a successor Trustee. Every such successor Trustee appointed pursuant to the provisions of this Section shall be a trust company, a bank or a banking association in good standing, duly authorized to exercise corporate trust powers within the State of Ohio, having a reported capital and surplus or undivided profits of not less than $50,000,000 and willing to accept the trusteeship under the terms and conditions of this Indenture.

            Section 5.09 Concerning Any Successor Trustee. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to its predecessor and also to the Issuer, the Letter of Credit Bank and the Company, an instrument in writing accepting such appointment hereunder, and thereupon such successor without any further act shall become fully vested with all the rights, powers, trusts, duties and obligations of its predecessor; but such predecessor shall, nevertheless, on the written request of its successor or the Issuer, execute and deliver an instrument transferring to such successor Trustee all the estates, properties, rights, powers and trusts of such predecessor hereunder, and shall duly assign, transfer and deliver all property, securities and moneys held by it as Trustee to its successor. Should any instrument in writing from the Issuer be required by any successor Trustee for more fully and certainly vesting in such successor the rights, powers and duties hereby vested or intended to be vested in the predecessor, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer.

            Section 5.10 Successor Trustee as Custodian of Funds, Bond Registrar and Paying Agent. In the event of a change in the office of Trustee, the predecessor Trustee which has resigned or been removed shall cease to be custodian of any funds it may hold pursuant to the Indenture, and cease to be Bond Registrar and Paying Agent for any of the Bonds, and the successor Trustee shall become such custodian, Bond Registrar and Paying Agent.

            Section 5.11 Adoption of Authentication. In case any of the Bonds contemplated to be issued hereunder shall have been authenticated but not delivered, any successor Trustee may adopt the certificate of authentication of the original Trustee or of any successor of it as Trustee hereunder and deliver the said Bonds so authenticated as hereinbefore provided; and in case any of such Bonds shall not have been authenticated, any successor Trustee may authenticate such Bonds either in the name of any predecessor or in its own name. In all such cases such certificate of authentication shall have the same force and effect as provided in the Bonds or in this Indenture with respect to the certificate of authentication of the Trustee.

            Section 5.12 Trustee Protected in Relying Upon Instruments. Legislation, resolutions, opinions, certificates and other instruments provided for in this Indenture may be accepted by the Trustee as conclusive evidence of the facts and conclusions stated therein and shall be full warrant, protection and authority to the Trustee for its actions taken hereunder.

            Section 5.13 Designation and Succession of Paying Agents. The Trustee and the other banks or trust companies, if any, designated as Paying Agent or Paying Agents in the Bond Legislation pertaining to a particular series of Bonds shall be the Paying Agent or Paying Agents for the applicable series of Bonds, and in the absence of such designation the Trustee shall be the sole Paying Agent.

            Any bank or trust company with or into which any Paying Agent other than the Trustee may be merged or consolidated, or to which the assets and business of such Paying Agent may be sold, shall be deemed the successor of such Paying Agent for the purposes of this Indenture. If the position of such Paying Agent shall become vacant for any reason, the Issuer shall, within thirty days thereafter, appoint a bank or trust company located in the same city as such Paying Agent to fill such vacancy; provided, however, that if the Issuer shall fail to appoint such Paying Agent within said period, the Trustee shall make such appointment.

            The Paying Agents shall enjoy the same protective provisions in the performance of their duties hereunder as are specified in Section 5.01 hereof with respect to the Trustee, insofar as such provisions may be applicable.

            Section 5.14 Dealing in Bonds. The Trustee, the Letter of Credit Bank, the Remarketing Agent and Paying Agents and any of their directors, officers, employees or agents, may in good faith become the owners of Bonds secured hereby with the same rights which it or they would have hereunder if not the Trustee, the Letter of Credit Bank, the Remarketing Agent or Paying Agent.

            Section 5.15 No Transfer of Note or Notes held by the Trustee. Except as required to effect an assignment to a successor trustee or the Letter of Credit Bank, or in the event of default under the Agreement, the Reimbursement Agreement or this Indenture the Trustee shall not sell, assign, pledge or transfer the Note or Notes held by it, and the Trustee is authorized to enter into an agreement with the Company to such effect.

            Section 5.16 Investment of Construction Fund and Bond Fund. Subject to Article VI hereof, any moneys (except moneys in the Bond Fund derived from drawings under the Letter of Credit) held as part of the Construction Fund, Bond Fund or any special trust fund created pursuant to Article IV of the Agreement shall, to the extent permitted by law, at the written or verbal (if verbal, to be confirmed in writing) request of and as specified by the Authorized Company Representative be invested and reinvested by the Trustee in accordance with the provisions of Section 4.5 of the Agreement and Section 10 of the Bond Legislation. Any such investments shall be held by or under the control of the Trustee and shall be deemed at all times a part of the Construction Fund, Bond Fund or any such special trust fund, as the case may be, and the interest accruing thereon and any profit realized from such investments shall be credited as set forth in Section 5.17 of this Indenture and any loss resulting from such investments shall be charged to such fund. The Trustee is directed to sell and reduce to cash funds a sufficient amount of such investments whenever the cash balance in the Construction Fund is insufficient to pay a requisition when presented or whenever the cash balance in the Bond Fund or special trust fund is insufficient for the uses prescribed for moneys held in the Bond Fund or special trust fund, respectively.

            The Company has covenanted and agreed that it will (a) prepare and file with the Trustee and the Issuer a report setting forth the "Rebate Amount" determined in accordance with Section 6.2(t) of the Agreement, and (b) deposit or cause to be deposited in the Excess Investment Earnings Account (as defined in the Agreement) any and all Rebate Amounts promptly following a determination of any such Rebate Amount.

            The Trustee, as Construction Fund and Bond Fund custodian, covenants and agrees that it will, on or before each anniversary of the date of issuance of the Bonds, prepare and file with the Issuer and the Company a report with respect to the Construction Fund and the Bond Fund setting forth the total amounts invested during the preceding bond year, the investments made with the moneys in the Construction Fund and the Bond Fund and the investment earnings (and losses) resulting from the investments in each such Fund, respectively, together with such additional information concerning such Funds and the investments therein, respectively, as the Issuer or the Company shall reasonably request.

            The Trustee agrees that it will, to the extent practicable, keep all moneys in the Excess Investment Earnings Account fully invested in Eligible Investments and it will disburse all moneys in the Excess Investment Earnings Account to the United States at the times and in the manner set forth in Section 6.2(t) of the Agreement.

            Moneys in the Excess Investment Earnings Account, including investment earnings thereon, if any, shall not be subject to the pledge of this Indenture and shall not constitute moneys held for the benefit of the Holders of the Bonds.

            Section 5.17 Allocation of Income from Investments. All interest accruing therefrom and any profit realized from investments of moneys in the Construction Fund and Bond Fund shall, subject to the requirements of Section 6.2(t) of the Agreement, be allocated as follows:

            (a) interest and profits from investment of Construction Fund moneys shall be retained in the Construction Fund;

            (b) interest and profits from investment of Bond Fund moneys shall be retained in the Bond Fund and shall be used for the purposes for which the Bond Fund is created;

            (c) interest and profits from investment of moneys in the Excess Investment Earnings Account shall be applied as required in
                  Section 6.2(t) of the Agreement; and

            (d) interest and profits from investment of other funds or accounts, if any, shall be paid into the Reimbursement Account in the Bond Fund; provided that such payment shall not, in the opinion of nationally-recognized bond counsel, impair the tax-exempt status of interest on the Bonds.

            Section 5.18 Appointment of Remarketing Agent. The Issuer shall, with the approval of the Company, appoint the Remarketing Agent for the Bonds, subject to the conditions set forth in Section 5.19 hereof. The Remarketing Agent shall designate to the Trustee its principal office and signify its acceptance of the duties and obligations imposed upon it hereunder by a written instrument of acceptance delivered to the Issuer, the Company, the Letter of Credit Bank and the Trustee under which the Remarketing Agent will agree, particularly:

                  (a) to hold all Bonds delivered to it for purchase pursuant to
            Section 5.21 hereof in trust for
            the benefit of the respective holders of such Bonds until moneys representing the purchase price of such Bonds shall have been delivered to or for the account of or to the order of such holders of such Bonds;

                  (b) to hold all moneys delivered to it hereunder for the
            purchase of Bonds pursuant to Section 5.21 hereof in trust for the benefit of the Person or entity which shall have so delivered such moneys until the Bonds purchased with such moneys shall have been delivered to or for the account of such Person or entity;

                  (c) to establish the Six-Month Interest Rate on each
            applicable Interest Rate Determination Date; and

                  (d) to keep such books and records as shall be consistent with prudent industry practice and to make such books and records available for inspection by the Issuer, the Trustee, the Letter of Credit Bank and the Company at all reasonable times.

The Remarketing Agent shall be entitled to advice of legal counsel on any matter relating to the Remarketing Agent's obligations hereunder and shall be entitled to act upon the opinion of such counsel in the exercise of reasonable care in fulfilling such obligations.

            Section 5.19 Qualifications of Remarketing Agent. The Remarketing Agent shall be a member of the National Association of Securities Dealers, Inc., having a capitalization of at least $2,500,000 and being authorized by law to perform all the duties imposed upon it by this Indenture. The Remarketing Agent may at any time resign and be discharged of the duties and obligations created by this Indenture by giving at least 60 day's prior written notice by registered or certified mail to the Issuer, the Company, the Letter of Credit Bank and the Trustee. The Remarketing Agent may be removed at any time, by the Issuer at the direction of the Company, by an instrument, signed by the Issuer, designating a successor Remarketing Agent (with the approval of the Company), filed with the Remarketing Agent, the Letter of Credit Bank and the Trustee.

            In the event of the resignation or removal of the Remarketing Agent, the Remarketing Agent shall pay over, assign and deliver any moneys and Bonds held by it in such capacity to its successor or, if there be no successor, to the Trustee as hereinafter provided.

            In the event that the Remarketing Agent shall resign or be removed, or be dissolved, or if the property or affairs of the Remarketing Agent shall be taken under the control of any state or Federal court or administrative body because of bankruptcy or insolvency, or for any other reason, and the Issuer shall not have appointed its successor as Remarketing Agent, the Trustee, notwithstanding the provisions of the first paragraph of this Section, but only upon its receipt of actual notice of such resignation, removal or dissolution shall ipso facto be deemed to be the Remarketing Agent for all purposes of this Indenture until the appointment by the Issuer of the successor Remarketing Agent; provided that the Trustee, in its capacity as Remarketing Agent, shall not be required to remarket Bonds or establish rates of interest otherwise than as provided in Section 3 of the Bond Legislation.

            Section 5.20 Remarketing of Bonds. Upon delivery of Bonds to the Remarketing Agent for purchase pursuant to Section 5.21 hereof, the Remarketing Agent shall offer for sale and use its best efforts to sell such Bonds, any such sale to be made on or before the Interest Payment Date on which such Bonds are to be purchased, and in so doing may sell such Bonds at such a discount or such a premium as, in its judgment having due regard to prevailing financial market conditions, is necessary, but which would not exceed the discount or would not be less than the premium necessary, to enable the Remarketing Agent to sell, not later than the applicable Interest Payment Date, such Bonds so delivered to it; provided, that no Bond shall be resold by the Remarketing Agent at a price less than ninety-eight percent (98%) of its par value. Except as provided in Section
5.21 hereof, the Remarketing Agent may resell directly to the Company any Bonds so delivered to it. The amount of any premium from any such resale, net of any remarketing fees due to the Remarketing Agent and any amounts due and payable to the Letter of Credit Bank under the Reimbursement Agreement, shall be paid to the Company. The amount of any discount from any such resale shall be drawn by the Trustee, at the written request of the Remarketing Agent, on the Letter of Credit. In its capacity as a registered broker-dealer, the Remarketing Agent may, but is not obligated to, acquire for its own account any Bonds so delivered to it, but not otherwise resold, in which case the Remarketing Agent shall resell such Bonds to itself. The Remarketing Agent may purchase and sell Bonds for its own account at any time.

            Section 5.21 Purchase of Bonds by the Remarketing Agent. So long as no Event of Default shall have happened and be continuing hereunder, any Bond (or a portion thereof in the amount of $5,000 or any integral multiple thereof) shall be purchased, but only from the sources hereinafter specified, by the Remarketing Agent, at the option of the holder thereof, on March 1, 1987, and on any Interest Payment Date thereafter, at a purchase price equal to 100% of the principal amount thereof, upon:

                  (a) delivery to the Remarketing Agent, initially Gradison &
            Company Incorporated at its Trading Desk, 580 Building, Cincinnati, Ohio 45202; Telephone (513-579-5000) not later than 4:00 P.M., local time, on the eighth Business Day prior to such Interest Payment Date of a written notice which (i) states the principal amount of such Bond (or portion thereof) to be purchased and the number thereof and the name of the registered owner thereof, and (ii) states that such Bond (or a portion thereof) is to be so purchased on such Interest Payment Date; and

                  (b) delivery of such Bond, assigned in blank, to the
            Remarketing Agent at the aforementioned office, at or prior to 11:00 A.M. local time, on the fifth Business Day immediately preceding such Interest Payment Date.

Payment for Bonds purchased by the Remarketing Agent shall be made with the following funds only in the following order of availability: (i) the proceeds from the remarketing of such Bonds by the Remarketing Agent, (ii) money is received from the Trustee pursuant to terms under the Letter of Credit, or (iii) a combination of the foregoing.

            Bonds remarketed by the Remarketing Agent shall be delivered to the purchasers thereof. Bonds purchased by the Remarketing Agent and not remarketed shall, if purchased with proceeds of a draw on the Letter of Credit, be delivered to the Letter of Credit Bank and shall, if purchased with funds provided by the Company, at the direction of the Company, be held by the Remarketing Agent for the Company, delivered to the Trustee for cancellation or delivered to the Company.

            Bonds held by or pledged to the Letter of Credit Bank pursuant to the Remarketing Agreement shall be delivered to the Letter of Credit Bank or held by the Remarketing Agent for the account of the Letter of Credit Bank.

            Section 5.22 Drawings on Letter of Credit for Purchase of Bonds. The Remarketing Agent shall direct the Trustee in writing to draw moneys under the Letter of Credit to the extent necessary to make timely payments required to be made pursuant to, and in accordance with, Section 5.21 hereof.

            At least five (5) Business Days before each Interest Payment Date the Remarketing Agent shall notify the Trustee and the Company in writing of the amount of any discount required to remarket the Bonds pursuant to Section 5.20 hereof and the face amount of any Bonds held by the Remarketing Agent which cannot be remarketed by the Remarketing Agent on such Interest Payment Date.

            Section 5.23 Delivery of Proceeds of Sale. The proceeds of the sale by the Remarketing Agent of any Bonds delivered to it by, or held by it for the account of, the Company or the Letter of Credit Bank, or delivered to it by any other holder, shall be turned over to the Company, the Letter of Credit Bank or such other holder, as the case may be; provided that any such proceeds which otherwise would be turned over to the Company shall be turned over to the Letter of Credit Bank if there has been a drawing under a Letter of Credit pursuant to
Section 5.22 hereof, but only to the extent the Letter of Credit Bank has not been reimbursed for such drawing and all other amounts due under the Reimbursement Agreement; and provided further, that any premium received or any sale shall be paid or applied as provided in Section 5.20 hereof.

            In connection with remarketing of the Bonds hereunder, the Remarketing Agent will be acting in an agency capacity rather than as principal. Accordingly, the following provisions of this paragraph are designed to provide protection to the Remarketing Agent against the risk that any Person (a "Defaulting Buyer") which has agreed to purchase a Bond or portion thereof in the remarketing process for any reason fails to pay the purchase price therefor. Not later than noon on the fourth Business Day after any Interest Payment Date, the Remarketing Agent shall provide notice to the Company, the Trustee, the Letter of Credit Bank and the Original Purchaser, of the principal amount of the Bonds remarketed hereunder for which the Remarketing Agent has paid the purchase price but for which the Remarketing Agent has not been reimbursed by a Defaulting Buyer. On the fifth Business Day after such Interest Payment Date the Trustee shall draw such amount on the Letter of Credit and use the moneys so drawn, to pay to the Remarketing Agent the applicable purchase price which shall include interest to date. In the event of any such drawing, and provided such drawing is promptly honored in full, the Bonds purchased in whole or in part with the proceeds of such draw shall be assigned and delivered by the Trustee to the Letter of Credit Bank and shall be pledged by the Company to the Letter of Credit Bank pursuant to the Reimbursement Agreement.

            Section 5.24 No Purchases or Sales After an Event of Default. Anything in this Indenture to the contrary notwithstanding there shall be no purchases or sales of Bonds pursuant to this Article V if there shall have occurred and be continuing an Event of Default under this Indenture of which the Remarketing Agent has been notified in writing.

            Section 5.25 Indexing Agent. The Issuer shall, with the approval of the Company, appoint the Indexing Agent for the Bonds, subject to the conditions set forth herein. The Indexing Agent shall designate to the Trustee its principal office and signify its acceptance of the duties and obligations imposed upon it hereunder by a written instrument of acceptance delivered to the Issuer, the Trustee, the Company, the Letter of Credit Bank and the Remarketing Agent under which the Indexing Agent will agree, particularly:

                  (a) no later than 10:00 A.M. on each Interest Rate
            Determination Date to compute the Six-Month Interest Index in accordance with the terms of this Indenture and to give (i) telephonic notice to the Remarketing Agent of the Six-Month Interest Index no later than 10:00 A.M. on such Interest Rate Determination Date, and (ii) to give written notice to the Issuer, the Trustee, the Letter of Credit Bank, the Remarketing Agent and the Company of the Six-Month Interest Index on such Interest Rate Determination Date; and

                  (b) to keep such books and records as shall be consistent with prudent industry practice and to make such books and records available for inspection by the Issuer, the Trustee, the Letter of Credit Bank and the Company at all reasonable times.

            The Indexing Agent shall be a nationally recognized municipal securities evaluation service. The Indexing Agent may at any time resign and be discharged of the duties and obligations created by this Indenture by giving at least sixty days' notice to the Issuer, the Company, the Remarketing Agent, the Letter of Credit Bank and the Trustee. The Indexing Agent may be removed at any time, at the direction of the Company, by an instrument, signed by the Issuer, filed with the Indexing Agent, the Remarketing Agent, the Letter of Credit Bank and the Trustee.

            Section 5.26. Reimbursement of Remarketing Agent. The Company has agreed, pursuant to Section 2.2(d) of the Agreement, to pay directly reasonable compensation to and the reasonable expenses of the Remarketing Agent. Unless otherwise agreed from time to time by the Company, the Letter of Credit Bank and the Remarketing Agent, the Remarketing Agent will charge a fee of three eighths of one percent (3/8%) of the principal amount of the Bonds remarketed as the fee for remarketing such Bonds.

                                   ARTICLE VI

                         DEFAULT PROVISIONS AND REMEDIES
                           OF TRUSTEE AND BONDHOLDERS

            Section 6.01 Defaults; Events of Default. If any of the following events occur, subject to the provisions of Section 6.10 hereof, it is hereby defined as and declared to be and to constitute an "event of default" hereunder:

            (a) Failure to pay any interest on any Bond when and as the same shall have become due and payable;

            (b) failure to pay the principal of or any premium on any Bond when and as the same shall become due and payable, whether at stated maturity or by acceleration or by mandatory or optional redemption;

            (c) failure by the Issuer to perform or observe any other covenant, agreement or condition on the part of the Issuer contained in this Indenture or in the Bonds, which failure shall have continued for a period of thirty days after written notice, by registered or certified mail, to the Issuer and to the Company specifying the failure and requiring the same to be remedied, which notice may be given by the Trustee in its discretion and which notice shall be given by the Trustee at the written request of the holders of not less than twenty-five percent in aggregate principal amount of Bonds then outstanding;

            (d) the occurrence of an event of default by the Company as defined in the Mortgage;

            (e) the occurrence of an event of default by the Company under the Note;

            (f) the occurrence of an event of default by the Company under the Agreement;

            (g) receipt by the Company, the Issuer and the Trustee of a notice from the Letter of Credit Bank that an event of default exists and is subsisting under the Reimbursement Agreement;

            (h) the Letter of Credit Bank shall: (i) commence a proceeding under any Federal or state insolvency, liquidation, custodial, reorganization or similar law, or have such a proceeding commenced against it and either have an order of insolvency or reorganization entered against it or have the proceeding remain undismissed and unstayed for ninety (90) days, or (ii) have a receiver, liquidator, custodian or trustee appointed for it or for the whole or any substantial part of its property; provided, however, that the Company has not obtained an Alternate Letter of Credit within forty-five (45) days of such event;

            (i) subsequent to any drawing by the Trustee under the Letter of Credit (referred to hereinafter as a "Drawing"), if the Trustee shall receive notice from the Letter of Credit Bank that the amount available to be drawn by the Trustee under the Letter of Credit has not been reinstated to an amount not less than the principal of, one hundred ninety-five (195) days accrued interest on, and a discount not to exceed two percent (2%) (if applicable) relating to the outstanding Project Bonds; provided, however, that the Company has not obtained an Alternate Letter of Credit within twenty-five (25) days of such event;

            (j) failure of the Letter of Credit Bank to honor any proper drawing (including Principal, Interest, Discount or Remarketing Drawings) in timely fashion so that the funds necessary to pay such principal and interest are in the possession of the Trustee on the Interest Payment Date on which such principal and interest is due to the holders of the Project Bonds; provided, however, that the Company has not obtained an Alternate Letter of Credit within twenty-five (25) days of such event; or

            (k) failure to pay amounts due to the holder of any Project Bond who has delivered such Project Bond to the Remarketing Agent for purchase pursuant to the terms of this Indenture upon notification to the Trustee and the Company of such failure from the Remarketing Agent or any such holder, provided, however, that if the Company shall have made such payment within five (5) days of such notice, such failure shall not constitute an event of default.

            Upon the occurrence of any event of default, the Trustee shall within five days after knowledge of such event of default, give written notice of the event of default, by registered or certified mail, to the Issuer, the Company, the Letter of Credit Bank and the Original Purchaser.

            Section 6.02. Acceleration. Upon the occurrence of an Event of Default, as defined in Section 6.01 hereof, as specified in Subsections (a),
(b), (i), (j), or (k) of Section 6.01 hereof, the Trustee shall declare, by a notice in writing delivered to the Company, the principal of all Bonds then outstanding (if not then due and payable), together with interest accrued thereon, to be due and payable immediately. Upon the occurrence of any other Event of Default, other than an Event of Default under Subsection (h), the Trustee shall, upon the written direction of the Letter of Credit Bank, declare, by a notice in writing delivered to the Company, the principal of all Bonds then outstanding (if not then due and payable), together with interest accrued thereon, to be due and payable immediately. Upon the occurrence of an Event of Default described in Subsection (h) of Section 6.01 hereof, if there is not then an existing Event of Default described in Subsections (a), (b), (i), (j), or (k) of Section 6.01 hereof, then the Trustee, without the written request of the Letter of Credit Bank may, and upon the written request of the holders of not less than 25 percent in aggregate principal amount of Bonds then outstanding shall, declare the principal of all Bonds then outstanding, together with interest accrued thereon, to be due and payable immediately. Upon any such declaration, principal and interest shall become and be due and payable immediately. Interest on the Bonds shall accrue to the date determined by the Trustee for the tender of payment to the holders pursuant to that declaration which date must be within the period for which principal of and interest on the Bonds is covered by the amount available under the Letter of Credit; provided, that interest on any unpaid principal of Bonds outstanding shall continue to accrue from the date determined by the Trustee for the tender of payment to the holders of those Bonds.

            Any such declaration shall be by notice in writing to the Issuer, the Letter of Credit Bank and the Company, and, upon said declaration, principal and interest on all Bonds shall become and be immediately due and payable. The Trustee immediately upon such declaration shall give notice thereof in the same manner and within the same time period as provided in Section 3.03 hereof with respect to redemption of the Bonds. Such notice shall specify the date on which payment of principal and interest shall be tendered to the holders of the Bonds. Upon any declaration of acceleration hereunder, the Trustee shall (i) immediately exercise such rights as it may have under the Agreement and the Notes to declare all payments thereunder to be immediately due and payable and
(ii) immediately draw upon the Letter of Credit to the full extent permitted by the terms thereof.

            Anything herein to the contrary notwithstanding, if the Company fails to provide the Trustee with a written statement to the effect that a Determination of Taxability has occurred as a result of a violation of the capital expenditure limit under Section 103(b)(6)(D) of the Code, the Trustee may, at the expense of the Company, request an opinion of nationally-recognized bond counsel acceptable to the Company with regard to the tax-exempt status of the Bonds, and if in the opinion of such bond counsel the Bonds are taxable, the Trustee shall declare, by a notice in writing delivered to the Company, the principal of all Bonds then outstanding (if not then due and payable), together with interest accrued thereon, to be due and payable immediately.

            Section 6.03 Other Remedies; Rights of Bondholders. Upon the happening and continuance of an event of default the Trustee may, with or without taking action under Section 6.02 hereof, pursue any available remedy, including without limitation actions at law or in equity, to enforce the payment of Bond service charges or to remedy any event of default.

            Upon the happening and continuance of an event of default, and if requested so to do by the holders of at least twenty-five percent in aggregate principal amount of Bonds then outstanding and indemnified at its option, as provided in Section 5.01 hereof, the Trustee shall exercise such of the rights and powers conferred by this Section and by Section 6.02 as the Trustee, being advised by counsel, shall deem most effective to enforce and protect the interests of the Bondholders.

            No remedy conferred upon or reserved to the Trustee (or to the Bondholders) hereby is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to any other remedy given to the Trustee or to the Bondholders hereunder or now or hereafter existing.

            No delay or omission to exercise any right or power accruing upon any default or event of default shall impair any such right or power or shall be construed to be a waiver of any such default or event of default or acquiescence therein; and every such right and power may be exercised from time to time and as often as may be deemed expedient.

            No waiver of any default or event of default hereunder, whether by the Trustee or by the Bondholders, shall extend to or shall affect any subsequent default or event of default or shall impair any rights or remedies consequent thereon.

            The Trustee, as the assignee of all right, title and interest of the Issuer in and to the Agreement (except Unassigned Issuer Rights) and the Note, shall enforce each and every right granted to the Issuer under the Agreement and the Note. In exercising such rights and the rights given the Trustee under this
Article VI, the Trustee shall take such action as, in the judgment of the Trustee, applying the standards described in Section 5.01 hereof, would best serve the interests of the Bondholders.

            Section 6.04 Right of Bondholders to Direct Proceedings. Anything in this Indenture to the contrary not withstanding, the holders of a majority in aggregate principal amount of Bonds then outstanding shall have the right at any time, by an instrument or instruments in writing executed and delivered to the Trustee, to direct the method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of this Indenture, or for the appointment of a receiver or any other proceedings hereunder; provided, that such direction shall not be otherwise than in accordance with the provisions of law and of this Indenture, and provided that the Trustee shall be indemnified to its satisfaction.

            Section 6.05 Appointment of Receivers. Upon the occurrence of an event of default, and upon the filing of a suit or other commencement of judicial proceedings to enforce the rights of the Trustee and of the Bondholders under this Indenture, the Agreement, and the Note, the Trustee shall be entitled, as a matter of right, to the appointment of a receiver or receivers of the Pledged Receipts, pending such proceedings, with such power as the court making such appointment shall confer.

                Upon the occurrence of an event of default, to the extent such rights may then lawfully be waived, neither the Issuer, nor the Company, nor anyone claiming through or under either of them, shall set up, claim, or seek to take advantage of any stay, extension, moratorium or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement of this Indenture, but the Issuer, for itself and all who may claim through or under it, hereby waives, to the extent it may lawfully do so, the benefit of all such laws and all right of redemption to which it may be entitled.

            Section 6.06 Application of Moneys. All moneys received by the Trustee or a receiver pursuant to any right given or action taken under the provisions of this Article shall, after payment of the Trustee's fees and expenses, subject to any provision made pursuant to Sections 3.04 or 4.02 hereof, be deposited in the Bond Fund and all moneys in the Bond Fund shall be applied as follows:

            (a) Unless the principal of all the Bonds shall have become or have been declared due and payable, all such moneys shall be applied:

            First--To the payment to the persons entitled thereto of all installments of interest then due on the Bonds, in the order of maturity of the installments of such interest beginning with the earliest such maturity and, if the amount available shall not be sufficient to pay in full any particular installment, then to the payment thereof ratably, according to the amounts due on such installment, to the persons entitled thereto, without any discrimination or privilege except as to any difference in the respective rates of interest specified in the Bonds; and

            Second--To the payment to the persons entitled thereto of the unpaid principal of any of the Bonds which shall have become due (other than Bonds previously called for redemption for the payment of which moneys are held pursuant to the provisions of this Indenture) whether at maturity or by call for redemption, in the order of their due dates and beginning with the earliest such due date, with interest on such Bonds from the respective dates upon which they became due and if the amount available shall not be sufficient to pay in full all Bonds due on any particular date, together with such interest, then to the payment thereof ratably, according to the amount of principal due on such date, to the persons entitled thereto without any discrimination or privilege.

            (b) If the principal of all the Bonds shall have become due or shall have been declared due and payable pursuant to this Article, all such moneys shall be applied to the payment of the principal and interest then due and unpaid upon the Bonds, without preference or priority of principal over interest or of interest over principal, or of any installment of interest over any other installment of interest, or of any Bond over any other Bond, ratably, according to the amounts due respectively for principal and interest, to the persons entitled thereto without any discrimination or privilege except as to any difference in the respective rates of interest specified in the Bonds.

            (c) If the principal of all the Bonds shall have been declared due and payable pursuant to this Article, and if such declaration shall thereafter have been rescinded and annulled under the provisions of Section 6.10 hereof, then, subject to the provisions of paragraph (b) of this Section in the event that the principal of all the Bonds shall later become due or be declared due and payable, the moneys shall be applied in accordance with the provisions of paragraph (a) of this Section;

provided, however, that prior to any application of moneys as set forth above, the Trustee shall be entitled to its necessary and reasonable fees and expenses incurred in the enforcement of any remedies under this Indenture.

            The Letter of Credit is issued by the Letter of Credit Bank only with respect to the payment of principal, interest and certain discounts and purchase price payments on the Project Bonds for the benefit of the Trustee on behalf of the holders of such Project Bonds. Proceeds of draws on the Letter of Credit shall not be used for any other purpose.

            Whenever moneys are to be applied pursuant to the provisions of this Section, such moneys shall be applied at such times, and from time to time, as the Trustee shall determine, having due regard to the amount of such moneys available for application and the likelihood of additional moneys becoming available for such application in the future. Whenever the Trustee shall apply such funds, it shall fix the date (which shall be an Interest Payment Date unless it shall deem another date more suitable) upon which such application is to be made and upon such date interest on the amounts of principal to be paid on such dates, and for which moneys are available, shall cease to accrue. The Trustee shall give notice as it may deem appropriate of the deposit with it of any moneys and of the fixing of any such date, and shall not be required to make payment to the holder of any unpaid Bond until such Bond shall be presented to the Trustee for cancellation if fully paid.

            The provisions of this Section are in all respects subject to the provisions of Section 4.03 hereof.

            Whenever all Bonds and interest thereon have been paid under the provisions of this Section and all fees, expenses and charges of the Trustee and Paying Agents and all other expenses payable under this Indenture have been paid, any balance remaining in the Bond Fund shall be paid as provided in
Section 4.07 hereof.

            Section 6.07 Remedies Vested in Trustee. All rights of action (including the right to file proof of claims) under this Indenture or under any of the Bonds may be enforced by the Trustee without the possession of any of the Bonds or the production thereof in any trial or other proceeding relating thereto and any such suit or proceeding instituted by the Trustee shall be brought in its name as Trustee without the necessity of joining as plaintiffs or defendants any holders of the Bonds, and any recovery of judgment shall be for the benefit of the holders of the outstanding Bonds, subject, however, to the provisions of this Indenture.

            Section 6.08 Rights and Remedies of Bondholders. No holder of any Bond shall have any right to institute any suit, action or proceeding for the enforcement of this Indenture or for the execution of any power or trust thereof or for the appointment of a receiver or any other remedy hereunder, unless an event of default hereunder has occurred and is continuing, of which the Trustee has been notified as provided in Section 5.01(g), or of which by said paragraph it is deemed to have notice, and the holders of at least twenty-five percent in aggregate principal amount of Bonds then outstanding shall have made written request to the Trustee and shall have afforded the Trustee reasonable opportunity to proceed to exercise the powers or trusts hereinbefore granted or to institute such action, suit or proceeding in its own name, and have offered to the Trustee indemnity as provided in Section 5.01, and the Trustee shall thereafter fail or refuse to exercise the powers or trusts hereinbefore granted or to institute such action, suit or proceeding in its own name; and such notification, request and offer of indemnity are hereby declared in every case at the option of the Trustee to be conditions precedent to the execution of the powers and trusts of this Indenture, and to any action or cause of action for the enforcement of this Indenture, or for the appointment of a receiver or for any other remedy hereunder; it being understood and intended that no one or more holders of the Bonds shall have any right in any manner whatsoever to affect, disturb or prejudice the lien of this Indenture by its, his, or their action or to enforce any right hereunder except in the manner herein provided and that proceedings shall be instituted, had and maintained in the manner herein provided and for the benefit of the holders and owners of all Bonds then outstanding. Subject to the foregoing, each Bondholder shall have a right of action to enforce the payment of the principal of and interest on any Bond held or owned by him at and after the maturity thereof at the place, from the sources and in the manner in said Bond expressed.

            Section 6.09 Termination of Proceedings. In case the Trustee shall have proceeded to enforce any right under this Indenture by the appointment of a receiver or otherwise, and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely, then and in every such case the Issuer, the Trustee and the Bondholders shall be restored to their former positions and rights hereunder, respectively, and all rights, remedies and powers of the Trustee shall continue unimpaired as before.

            Section 6.10 Waivers of Events of Default. The Trustee with the consent of the Letter of Credit Bank, other than in the case of an event of default described in Section 6.01(a), (b), (h), (i), (j), or (k) hereof, may in its discretion waive any event of default under this Indenture and its consequences and rescind any declaration of maturity of principal, and shall do so upon the written request of (1) the Letter of Credit Bank and (2) the holders of at least 25% in aggregate principal amount of all Project Bonds and Additional Bonds then outstanding; provided, however, that there shall not be waived any event of default described in paragraphs (a) or (b) of Section 6.01 hereof or any such declaration in connection therewith rescinded. In case of any such waiver or rescission, or in case any proceeding taken by the Trustee on account of any such event of default shall have been discontinued or abandoned or determined adversely, then and in every such case the Issuer, the Trustee, the Letter of Credit Bank and the Bondholders shall be restored to their former positions and rights hereunder respectively, but no such waiver or rescission shall extend to any subsequent or other event of default, or impair any right consequent thereon.

                                   ARTICLE VII

                             SUPPLEMENTAL INDENTURES

            Section 7.01 Supplemental Indentures Not Requiring Consent of Bondholders. The Issuer and the Trustee may without the consent of, or notice to, any of the Bondholders, but with the consent of the Letter of Credit Bank, enter into indentures supplemental to this Indenture and financing statements or other instruments evidencing the existence of a lien and/or security interests and amendments to the Letter of Credit as shall not, in the opinion of the Issuer and the Trustee, be inconsistent with the terms and provisions hereof for any one or more of the following purposes:

            (a) To cure any ambiguity, inconsistency or formal defect or omission in this Indenture or the Letter of Credit;

            (b) To grant to or confer upon the Trustee for the benefit of the Bondholders any additional rights, remedies, powers, or authority that may lawfully be granted to or conferred upon the Bondholders or the Trustee;

            (c) To subject additional revenues, additional notes or interests in real estate to the liens and pledge of the Indenture;

            (d) To add to the covenants and agreements of the Issuer contained in the Indenture other covenants and agreements thereafter to be observed for the protection of the Bondholders, or to surrender or limit any right, power or authority reserved to or conferred upon the Issuer in the Indenture, including the limitation of rights of redemption so that in certain instances Bonds of different series will be redeemed in some prescribed relationship to one another;

            (e) To evidence any succession to the Issuer and the assumption by such successor of the covenants and agreements of the Issuer contained in the Indenture, the Agreement and the Bonds or of the Letter of Credit Bank contained in the Letter of Credit;

            (f) To modify, amend or supplement the Indenture in such manner as to permit the qualification thereof under the Trust Indenture Act of 1939, as amended, or to comply with any similar requirements of any other law;

            (g) In connection with the issuance of Additional Bonds in accordance with Section 2.08 hereof and Section 8 of the Bond Legislation for the Project Bonds; and

            (h) Any other change not to the detriment of the holders of the Bonds.

The Trustee may also accept, without the consent of or notice to any of the Bondholders, an Alternate Letter of Credit or any amendments to the Letter of Credit necessary to continue the effectiveness of the Letter of Credit as originally intended or which in the judgment of the Trustee are not to the prejudice of the Bondholders.

            Section 7.02 Supplemental Indentures Requiring Consent of Bondholders. Exclusive of supplemental indentures referred to in Section 7.01 hereof and subject to the terms and provisions and limitations contained in this Section , and not otherwise, the holders of not less than 66-2/3% in aggregate principal amount of the Bonds then outstanding shall have the right, from time to time, anything contained in any other Section or provision of this Indenture to the contrary notwithstanding, with the consent of the Letter of Credit Bank, to consent to and approve the execution by the Issuer and the Trustee of such other indenture or indentures supplemental to this Indenture as shall be deemed necessary and desirable by the Issuer and the Trustee for the purpose of modifying, altering, amending, adding to or rescinding, in any particular, any of the terms or provisions contained in this Indenture; provided, however, that nothing in this Section or elsewhere shall permit, or be construed as permitting, a supplemental indenture providing for (a) an extension of the maturity of the principal or of the interest on any Bond, or a reduction in the principal amount of any Bond or the rate of interest or redemption premium thereon, or a reduction in the amount or extension of the time of any payment required by any Mandatory Sinking Fund Requirements provided for in the Bond Legislation, without the consent of the holder of each Bond so affected, or (b) a privilege or priority of any Bond or Bonds over any other Bond or Bonds, a reduction in the aggregate principal amount of the Bonds required for consent to such supplemental indenture, or (c) an extension of the time for or reduction in the amount of any payment under the Letter of Credit without the consent of the Letter of Credit Bank and the holders of all of the then outstanding Bonds.

            If at any time the Issuer shall request the Trustee to enter into any such supplemental indenture for any of the purposes of this Section, the Trustee shall, if any Bonds are at the time outstanding, upon being satisfactorily indemnified with respect to expenses, cause notice of the proposed execution of such supplemental indenture to be mailed by first-class mail, postage prepaid, to the Original Purchaser of each series of Bonds and to all registered holders of Bonds then outstanding at their addresses as they appear on the registration books herein provided for. The Trustee shall not, however, be subject to any liability to any Bondholder by reason of its failure to mail, or the failure of such Bondholder to receive, the notice required by this Section, and any such failure shall not affect the validity of such supplemental indenture when consented to and approved as provided in this Section. Such notice shall briefly set forth the nature of the proposed supplemental indenture and shall state that copies thereof are on file at the office of the Trustee for inspection by all Bondholders. Such notice or notices may be waived by an instrument or concurrent instruments executed by the holders or owners of all Bonds at the time outstanding.

            If, within 60 days or such longer period as shall be prescribed by the Trustee following the mailing of such notice the holders of not less than 66-2/3% of the aggregate principal amount of the Bonds then outstanding shall have consented to the adoption thereof, such supplemental indenture may be executed and this Indenture shall be deemed to be modified and amended in accordance therewith. The holders of not less than 66-2/3% of the aggregate principal amount of the Bonds then outstanding shall be deemed to have consented to and approved the adoption of such supplemental indenture if the Trustee does not receive letters of protest or objections thereto signed by or on behalf of the holders of 33-1/3% or more of the aggregate principal amount of the Bonds then outstanding on or before 3:30 P.M. local time at the principal corporate trust office of the Trustee on the 60th day after mailing of the aforesaid notice.

            Any such consent shall be binding upon the holder of the Bond giving such consent and, anything in Section 9.01 hereof to the contrary notwithstanding, upon any subsequent holder of such Bond and of any Bond issued in exchange therefor (whether or not such subsequent holder has notice thereof), unless such consent is revoked by the holder of such Bond giving such consent or by a subsequent holder thereof by filing with the Trustee, prior to the execution by the Trustee of such supplemental indenture, such revocation and, if such Bond or Bonds are transferable by delivery, proof that such Bonds are held by the signer of such revocation in the manner permitted by Section
9.01. At any time after the holders of the required percentage of Bonds shall have consented to the supplemental indenture, the Trustee shall make and file with the Issuer a written statement that the holders of such required percentage of Bonds have so consented. Such written statement shall be conclusive that such consents have been so filed.

            If the holders of the required percentage in aggregate principal amount of the Bonds outstanding shall have consented to and approved the execution thereof as herein provided, no holder of any Bond shall have any right to object to the execution of such supplemental indenture, or to object to any of the terms and provisions contained therein or the operation thereof, or in any manner to question the propriety of the execution thereof, or to enjoin or restrain the Trustee or the Issuer from executing the same or from taking any action pursuant to the provisions thereof.

            Section 7.03 Consent of the Company. Anything herein to the contrary notwithstanding, a supplemental indenture under this Article VII which affects any rights or obligations of the Company shall not become effective unless and until the Company shall have consented in writing to the execution and delivery of such supplemental indenture. In this regard, the Trustee shall cause notice of the proposed execution and delivery of any supplemental indenture together with a copy of the proposed supplemental indenture to be mailed as provided in
Section 9.04 hereof to the Company at least ten days before the date of its proposed execution and delivery in the case of a supplemental indenture referred to in Section 7.01 hereof, and not later than five days after such mailing of the notice of the proposed execution and delivery in the case of a supplemental indenture provided for in Section 7.02 hereof.

            Section 7.04 Authorization to Trustee; Effect of Supplement. The Trustee is authorized to join with the Issuer in the execution of any supplemental indenture provided for in this Article and to make the further agreements and stipulations which may be contained therein. Any supplemental indenture executed in accordance with the provisions of this Article shall thereafter form a part of this Indenture; all the terms and conditions contained in any such supplemental indenture as to any provision authorized to be contained therein shall be deemed to be part of the terms and conditions of this Indenture for any and all purposes; this Indenture shall be and be deemed to be modified and amended in accordance therewith; and the respective rights, duties and obligations under this Indenture of the

Issuer, the Company, the Trustee, the Letter of Credit Bank, the Remarketing Agent, the Indexing Agent, the Paying Agents and all holders of Bonds then outstanding shall thereafter be determined, exercised and enforced thereunder, subject in all respects to such modifications and amendments. Express reference to such executed supplemental indenture may be made in the text of any Bonds issued thereafter, if deemed necessary or desirable by the Trustee or the Issuer. A copy of any supplemental indenture provided for in this Article, except such as may be entered into pursuant to clause (g) of Section 7.01 hereof, shall be mailed by the Trustee to the Original Purchaser of each and every series of Bonds affected thereby.

            Section 7.05 Opinion of Counsel. The Trustee shall be entitled to receive, and shall be fully protected in relying upon, the opinion of any counsel approved by it, who may be counsel for the Issuer, as conclusive evidence that any such proposed supplemental indenture complies with the provisions of this Indenture, and that it is proper for the Trustee, under the provisions of this Article, to join in the execution of such supplemental indenture.

            Section 7.06 Modification by Unanimous Consent. Notwithstanding anything contained elsewhere in this Indenture, the rights and obligations of the Issuer and of the holders of the Bonds, and the terms and provisions of the Bonds and this Indenture or any supplemental indenture, may be modified or altered in any respect with the consent of the Issuer, the consent of the Trustee, the consent of the Letter of Credit Bank and the consent of the holders of all of the Bonds then outstanding and, if required by Section 7.03 hereof, the consent of the Company.

                                  ARTICLE VIII

                                DISCHARGE OF LIEN

            Section 8.01 Release of Indenture. If the Issuer shall pay or cause to be paid and discharged all the outstanding Bonds or there shall otherwise be paid to the holders of the outstanding Bonds all Bond service charges due or to become due thereon, and provision shall also be made for paying all other sums payable hereunder by the Issuer or by the Company, including the fees or expenses of the Trustee, then and in that event this Indenture (except for Sections 4.0l, 4.02, 4.07 and 8.02 hereof) shall cease, determine and become null and void, and the covenants, agreements and other obligations of the Issuer hereunder shall be discharged and satisfied, and thereupon the Trustee shall release this Indenture, including the cancellation and discharge of the lien hereof, and execute and deliver to the Issuer such instruments in writing as shall be requisite to satisfy the lien hereof and to enter on the records such satisfaction and discharge and such other instruments to evidence such release and discharge as may be reasonably required by the Issuer; and the Trustee and Paying Agents shall assign and deliver to the Issuer any property, other than the Note or Notes, at the time subject to the lien of this Indenture which may then be in their possession, except amounts in the Bond Fund required to be paid to the Company or the Letter of Credit Bank under Section 4.07 hereof, or to be held by the Trustee and Paying Agents under
Section 4.02 hereof or otherwise for the payment of Bond service charges.

            Section 8.02 Payment and Discharge of Bonds. All the outstanding Bonds of one or more series or of one or more maturities within any series shall be deemed to have been paid and discharged within the meaning of this Indenture, including, without limitation, Section 8.01 hereof, if:

            (a) the Trustee and the Paying Agents shall hold in the Bond Fund in trust for and irrevocably committed thereto, sufficient moneys drawn under the Letter of Credit plus any premium deposited by the Company with the Trustee for at least 91 days, or

            (b) the Trustee shall hold in the Bond Fund in trust for and irrevocably committed thereto, direct obligations of, or obligations guaranteed by, the United States (or securities or receipts evidencing ownership interests in such obligations) which have been purchased from moneys drawn under the Letter of Credit plus any premium deposited by the Company with the Trustee for at least 91 days certified by an independent accounting firm of national reputation to be of such maturities and interest payment dates and to bear such interest as will, without further investment or reinvestment of either the principal amount thereof or the interest earnings therefrom (likewise to be held in trust and committed, except as hereinafter provided), be sufficient together with moneys (if any) referred to in (a) above, for the payment, at their maturities or redemption dates, of all Bond service charges thereon to the date of maturity or redemption, as the case may be, or if default in such payment shall have occurred on such date then to the date of the tender of such payment; provided, that if any of such Bonds are to be redeemed prior to the maturity thereof, notice of such redemption shall have been duly given or irrevocable provision satisfactory to the Trustee shall have been duly made for the giving of such notice. Any moneys held by the Trustee in accordance with the provisions of this Section may be invested by the Trustee, but only in direct obligations of, or obligations guaranteed by, the United States the maturities or redemption dates of which, at the option of the holder, shall coincide as nearly as practicable with, but not later than, the time or times at which said moneys will be required for the aforesaid purposes. Any income or interest earned by, or increment to, the investments held under this Section shall, to the extent determined from time to time by the Trustee to be in excess of the amount required to be held by it for the purposes of this Section, be transferred at the time of such determination as provided in
Section 4.07 hereof for transfers of remaining amounts in the Bond Fund. In the event of non-presentment as referred to in Section 4.02 hereof, the moneys held pursuant to this Section to which Section 4.02 would apply but for the release of this Indenture shall be held and paid as provided for in said Section 4.02. Bonds so paid and discharged shall thereafter be secured solely by the moneys and investments so deposited and held for their payment, and shall no longer be secured by the Pledged Receipts or a lien upon the Note or Notes, provided that if payment or provision therefor has been made in accordance with this Section
8.02 with respect to all the Bonds of any series of Bonds or of one or more maturities within any series, the Trustee shall surrender the Note or Notes relating to such Bonds to the Company.

             In the event that this Indenture is satisfied and discharged in accordance with the first paragraph of this Section and Section 8.01 hereof, the holders of any Bonds then outstanding, the maturity or redemption dates thereof having not then arrived, shall have the right (to the extent that such will not result in insufficient moneys to pay Bond service charges on other Bonds at maturity or redemption) as of and on any Interest Payment Date to surrender said Bonds to a Paying Agent designated in such Bonds, and, upon such surrender, to be paid the principal amount of any Bond surrendered, plus the redemption premium, if any, held in accordance with this Section on account of the surrendered Bond, plus interest accrued on any such Bond so surrendered computed to such Interest Payment Date; provided that such right may be exercised only after the holders of any such Bonds to be surrendered have given written notice to the Trustee, at least sixty days before the Interest Payment Date on which they request such payment, of their intent to so surrender the Bonds for such payment and setting forth in such notice the Bonds to be surrendered. If any Bond as to which such notice of intent has been given is not surrendered on or before such Interest Payment Date, surrender thereof for payment need not be accepted for a period of one year from said date. The Trustee shall give notice within thirty days after such discharge and satisfaction of this Indenture in the same manner as provided in Section 3 of the Bond Legislation for the Project Bonds for notice of call for redemption, to the holders of such Bonds provided for in this paragraph of their rights under this paragraph; provided that failure so to mail any such notice shall not impose any liability on the Trustee nor affect the satisfaction and discharge of this Indenture.

                                   ARTICLE IX

                                  MISCELLANEOUS

            Section 9.01 Instruments of Bondholders. Any consent, request, direction, approval, objection or other instrument required by the Indenture to be signed and executed by the Bondholders may be in any number of concurrent writings of similar tenor and may be signed or executed by such Bondholders in person or by agent appointed in writing. Proof of the execution of any such consent, request, direction, approval, objection or other instrument or of the writing appointing any such agent and of the ownership of Bonds, if made in the following manner shall be sufficient for any of the purposes of this Indenture, and shall be conclusive in favor of the Trustee with regard to any action taken under such request or other instrument, namely:

            (a) The fact and date of the execution by any person of any such writing may be proved by the certificate of any officer in any jurisdiction, who by law has power to take acknowledgments within such jurisdiction, that the person signing such writing acknowledged before him the execution thereof, or by affidavit of any witness to such execution.

            (b) The fact of ownership of fully registered Bonds shall be proved by the registration books maintained by the Bond Registrar.

            Nothing contained herein shall be construed as limiting the Trustee to such proof, it being intended that the Trustee may accept any other evidence of the matter herein stated which it deems to be sufficient. Any request or consent of the holder of any Bond shall bind every future holder of the same Bond in respect to anything done or suffered to be done by the Issuer, the Trustee or any Paying Agent in pursuance of such request or consent.

            Section 9.02 Limitation of Rights. With the exception of rights herein expressly conferred, nothing expressed or mentioned in or to be implied from the Indenture or the Bonds is intended or shall be construed to give to any person other than the parties hereto, the Company, the Letter of Credit Bank and the holders of the Bonds, any legal or equitable right, remedy or claim under or in respect to this Indenture or any covenants, conditions and provisions herein contained; this Indenture and all of the covenants, conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto, the Company, the Letter of Credit Bank and the holders of the Bonds as herein provided.

            Section 9.03 Severability. In case any clause, provision or section of this Indenture, or in case any covenant, stipulation, obligation, agreement, act, or action, or part thereof, made, assumed, entered into, or taken under this Indenture, or any application thereof, is for any reason held to be illegal, invalid or inoperable, such illegality or invalidity or inoperability shall not affect the remainder thereof or any other clause, provision or section of this Indenture or any other covenant, stipulation, obligation, agreement, act, or action, or part thereof, made, assumed, entered into, or taken under this Indenture, which shall at the time be construed and enforced as if such illegal or invalid or inoperable portion were not contained herein, nor shall such illegality or invalidity or inoperability or any application thereof affect any legal and valid and operable application from time to time, and each such section, provision, covenant, stipulation, obligation, agreement, act, or action, or part thereof, shall be deemed to be effective, operative, made, entered into or taken in the manner and to the full extent from time to time permitted by law.

            Section 9.04 Notices. Except as provided in Section 6.0l hereof, it shall be sufficient service or giving of any notice, request, complaint, demand or other paper if the same shall be duly mailed by first class mail addressed as follows: if to the Issuer, at the County of Butler, 130 N. High Street, Hamilton, Ohio 45011, Attention, Clerk of Board of County Commissioners; if to the Company, at O'Gara-Hess & Eisenhardt Armoring Company Limited Partnership, 8959 Blue Ash Road, Cincinnati, Ohio 45242, Attention: Mr. Nicholas P. Carpinello, President; if to the Trustee, at The Central Trust Company, N.A., 400 Central Trust Center, Fifth and Main Streets, Cincinnati, Ohio 45202, Attention, Corporate Trust Department; if to the Original Purchaser, at Gradison & Company Incorporated, 1717 Dixie Highway, Suite 470, Ft. Wright, Kentucky 41011, Attention, Mr. Daniel R. Blank; if to the Letter of Credit Bank, at The Central Trust Company, N.A., 700 Central Trust Center, Fifth and Main Streets, Cincinnati, Ohio 45202, Attention, International Dept. Operations Manager; if to the Remarketing Agent, at Gradison & Company Incorporated, 580 Building, Cincinnati, Ohio 45202, Attention, Mr. Michael J. Link. Duplicate copies of each notice, certificate or other communication given hereunder by the Issuer, Trustee, Remarketing Agent, Letter of Credit Bank or the Company to one or more of the others shall also be given to the others. The Issuer, the Company, the Letter of Credit Bank, the Remarketing Agent and the Trustee may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent, but no such notice shall thereby be required to be sent to more than two addresses.

            Section 9.05 Payments Due on Saturdays, Sundays and Holidays. In any case where the date of maturity of interest on or principal of the Bonds or the date fixed for redemption of any Bonds shall be a Saturday or Sunday or a day on which the Trustee or any Paying Agent is required, or authorized or not prohibited, by law (including executive orders) to close and is closed, then payment of such interest or principal and any redemption premium need not be made by such Paying Agent on such date but may be made on the next succeeding business day on which such Paying Agent is open for business with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

            Section 9.06 Priority Over Other Liens. This Indenture is given in order to secure funds to pay for new acquisition, construction or equipping and by reason thereof it is intended that this Indenture shall be superior to any liens which may be placed upon the Bond Fund or Construction Fund.

            Section 9.07 Extent of Covenants; No Personal Liability. All covenants, stipulations, obligations and agreements of the Issuer contained in the Indenture shall be effective to the extent authorized and permitted by applicable law. No such covenant, stipulation, obligation or agreement shall be deemed to be a covenant, stipulation, obligation or agreement of any present or future member, officer, agent or employee of the Issuer or its Legislative Authority in his individual capacity, and neither the members of the Legislative Authority nor any official executing the Bonds shall be liable personally on the Bonds or be subject to any personal liability or accountability by reason of the issuance thereof.

            Section 9.08 Power to Issue Bonds and Make Pledges. The Issuer is duly authorized pursuant to law to create and issue the Bonds and enter into this Indenture and to pledge the Pledged Receipts, the Bond Fund and all its right, title and interest in and under the Agreement and the Note in the manner and to the extent provided in this Indenture. The Bonds are and will be the valid and legally enforceable special obligations of the Issuer and the provisions of this Indenture are and will be the valid and legally enforceable obligations of the Issuer, all in accordance with their terms and the terms of this Indenture. The Issuer shall at all times, to the extent permitted by law, defend, preserve and protect the pledge of the Pledged Receipts, the Bond Fund and all its right, title and interest in and under the Agreement and the Note and all the rights of the Bondholders under this Indenture against all claims and demands of all persons whomsoever.

            Section 9.09 Binding Effect. This instrument shall inure to the benefit of and shall be binding upon the Issuer and the Trustee and their respective successors and assigns, subject, however, to the limitations contained in this Indenture.

            Section 9.10 Counterparts. This Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

            Section 9.11 Captions. The captions or headings in this Indenture are for convenience only and in no way define, limit or describe the scope or intent of any provisions or sections of this Indenture.

            Section 9.12 Governing Law. This Indenture and the Bonds shall be deemed to be contracts made under the laws of the State and for all purposes shall be governed by and construed in accordance with the laws of the State.

            Section 9.13 Security Agreement. This Indenture constitutes a security agreement and the Trustee as secured party shall have all the remedies available to a secured party under the Ohio Uniform Commercial Code.

            Section 9.14 Continuing Obligation. The parties hereto acknowledge and agree that the Loan Agreement, the Reimbursement Agreement, the Note, the Mortgage, the Security Agreement and the Assignment of Rents and Leases are continuing obligations and will (i) be binding upon the Company, its successors and assigns, and (ii) inure to the benefit of and be enforceable by the Trustee and the Letter of Credit Bank and their respective successors, transferees and assigns; provided, that the Company may not assign all or any part of the foregoing instruments without the prior written consent of the Letter of Credit Bank. Except as set forth in the preceding sentence and except with respect to the holder(s) of any participation made by the Letter of Credit Bank of the Reimbursement Agreement and the Letter of Credit, no Person not a party to this Agreement will be entitled to the benefit of this Agreement.

            IN WITNESS WHEREOF, The Issuer and the Trustee have caused this Trust Indenture to be executed in their respective names by their duly authorized officers, all as of the day and year first above written.

                                   COUNTY OF BUTLER

                                   By /s/ Cale Logsdon
                                     --------------------------------
                                      County Commissioner

                                   By /s/ Donald Dixon
                                     --------------------------------
                                      County Commissioner

                                   By /s/ Edward Shelton
                                     --------------------------------
                                      County Commissioner

                                   THE CENTRAL TRUST COMPANY, N.A.
                                   as Trustee

                                   By /s/ [illegible]
                                     --------------------------------
                                      Authorized Officer


                       The form of the foregoing Indenture
                               is hereby approved.

                       By /s/ Victoria Daiker
                         -----------------------------
                               Prosecuting Attorney,
                              County of Butler, Ohio

                                    EXHIBIT A

            The interest rate on the Project Bonds for the first Interest Period, i.e., for the period from September 1, 1986 to and including February 28, 1987 shall be five and one-fourth percent (5-1/4%) per annum, payable on March 1, 1987.

            The rate of interest per annum on any Bond held by or pledged to the Letter of Credit Bank shall be the Prime Rate plus one and one-half percent (1-1/2%). Such rate shall be considered the "Letter of Credit Bank Rate."

            The Project Bonds are subject to mandatory sinking fund redemption on September 1 in each of the years from 1987 through 2016 in the following principal amounts:

                Year of Redemption                   Principal Amount
                 on September 1                       to be redeemed
                ------------------                   ----------------
                      1987                                $75,000
                      1988                                 75,000
                      1989                                 75,000
                      1990                                 75,000
                      1991                                 75,000
                      1992                                 75,000
                      1993                                 75,000
                      1994                                 75,000
                      1995                                 75,000
                      1996                                 75,000
                      1997                                 75,000
                      1998                                 75,000
                      1999                                 75,000
                      2000                                 75,000
                      2001                                 75,000
                      2002                                 75,000
                      2003                                 75,000
                      2004                                 75,000
                      2005                                 75,000
                      2006                                 75,000
                      2007                                 75,000
                      2008                                 75,000
                      2009                                 80,000
                      2010                                 80,000
                      2011                                 80,000
                      2012                                 80,000
                      2013                                 80,000
                      2014                                 80,000
                      2015                                 85,000
                     2016*                                 85,000



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
*Final Maturity

- -------------------


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